UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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Eversource Energy
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2021 ANNUAL MEETING OF SHAREHOLDERS

Dear Fellow Shareholders:
On behalf of the Board of Trustees and employees of Eversource Energy, it is my pleasure to invite you to attend the virtual May 5, 2021 Annual Meeting of Shareholders of Eversource Energy. You can find additional information on how to participate in the Annual Meeting starting on the next page.
I would first like to tell you how proud I am of what our team achieved in 2020 on behalf of our customers, communities, and investors under difficult circumstances. Eversource’s more than 9,000 employees faced unprecedented challenges from the global COVID-19 pandemic, responding to numerous storms and emergencies, advancing our clean energy and carbon neutrality goals, working to complete a strategic acquisition, and delivering strong financial results for our shareholders. As an essential service provider, Eversource plans for major disruptions and was ready to respond. We moved quickly to remote work, adopted new safety protocols for field-based employees and coordinated closely with our communities to perform our essential work. We proactively stopped customer disconnections for non-payment, established flexible payment plans, and set up a dedicated team to help small business customers apply for federal assistance.

Our financial performance in 2020 was again solid; our dividend and share price performance put us in fifth position among the 39 companies in the EEI electric utility index. We invested about $3 billion in our facilities to meet our customers’ needs, and our new 2021-2025 capital expenditure plan will enable further investments in reliability and clean energy.
We continued to take action to support the nation’s drive for racial justice, which aligns with our core values of diversity and inclusion. Our customers, communities, and employees expect major employers like Eversource to actively support efforts for a better future. During the year, we held employee virtual town hall meetings to discuss disrupting racism, created a racial equity task force, and identified three areas that we will continue to focus on to drive further progress: a diverse and inclusive workforce, leadership commitment, and community support.
We enhanced our role as a catalyst for clean energy in New England. We maintained our position as a recognized industry leader in sustainability, receiving top quartile rankings within a peer group of comparably sized U.S. utilities whose ESG performance is assessed by the two leading sustainability rating firms, and made progress in our industry-leading goal to be carbon neutral in our operations by 2030. In addition, our offshore wind partnership with Ørsted has long-term contracts in place to deliver more than 1,700 MW of clean, renewable energy from our well-located ocean tracts with capacity for at least 4,000 MW. We also began construction on a groundbreaking battery storage project on Cape Cod, and our $45 million investment to support electric vehicle charging infrastructure in Massachusetts is expected to be complete by mid-2022. We also showed our commitment to sustainability at the highest level when the Board of Trustees voted recently to add direct oversight responsibilities for our expanding ESG initiatives to the Corporate Governance Committee charter, and also voted to change the Committee’s name to the Governance, Environmental and Social Responsibility Committee.
We added 332,000 customers and more than 800 employees to our company in 2020 by acquiring the assets of Columbia Gas of Massachusetts. The acquisition was immediately accretive to earnings, closing less than eight months after it was announced. We look forward to working with our new colleagues to bring safe, affordable service to our new customers.
Eversource again received several national and local recognitions, including those from Newsweek and Institutional Investor magazines, JUST Capital/Forbes magazine, and Bloomberg’s Gender-Equality Index. We were also honored for sustainability, diversity and inclusion, recruiting military veterans and differently-abled people, and corporate citizenship. This is a testament to the hard work and engagement of our employees.
We also took pride in supporting our communities. Our signature events pivoted to online formats through which we supported numerous agencies and events both financially and through employee volunteer activities. Our United Way campaign and Eversource Foundation donations continued our strong support to our communities.
We at Eversource hope, as everyone does, that we will be able to put the pandemic behind us in 2021. Whatever the year brings, we know Eversource will remain a catalyst for clean energy and inclusion and a leader in providing safe, reliable service to our 4.3 million customers. On behalf of your Board of Trustees, I thank you for your continued support of Eversource Energy.
Very truly yours,
James J. Judge
Chairman, President and Chief Executive Officer
March 26, 2021

Notice of Annual
Meeting of Shareholders
DATE:	Wednesday, May 5, 2021
TIME:	10:30 a.m. Eastern Time
PLACE:	Online at: http://www.meetingcenter.io/258120406
Business Items/Agenda
1.
Elect the eleven nominees named in the proxy statement as Trustees to hold office until the 2022 Annual Meeting.

2.
Consider an advisory proposal approving the compensation of our Named Executive Officers.

3.
Ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm for 2021.

4.
Consider other matters that may properly come before the meeting.

Adjournments and Postponements
The business items to be considered at the Annual Meeting may be considered at the meeting or following any adjournment or postponement of the meeting.
Voting and/or Attending the Virtual Meeting as a Shareholder of Record or Beneficial Owner
Shareholders of record as of March 10, 2021 (i.e., those who held shares in their own names as reflected in the records of our transfer agent, Computershare) may attend the Annual Meeting by accessing the meeting center at http://www.meetingcenter.io/258120406 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials they previously received, and the Annual Meeting password ES2021. Beneficial owners of record as of March 10, 2021 (those who held shares in an account at a bank, broker or other nominee) will need to obtain a legal proxy from their bank, broker or other nominee. For specific instructions on how shareholders of record or beneficial owners can register for the Annual Meeting and vote their shares, please refer to the section entitled “Questions and Answers About the Annual Meeting and Voting” beginning on page 75. This Notice of Annual Meeting of Shareholders and our proxy statement are first being made available to shareholders on or about March 26, 2021. All shareholders are urged to vote and submit their proxies in advance of or at the Annual Meeting.
Submitting Questions Before or During the Meeting
Those shareholders attending the Annual Meeting as a shareholder of record or registered beneficial owner may submit questions prior to or during the Annual Meeting by accessing the meeting center at http://www.meetingcenter.io/258120406, entering the 15-digit control number and the Annual Meeting password ES2021, and clicking on the message icon in the upper right-hand corner of the page. To return to the main page, click the “I” icon at the top of the screen. Please refer to the Rules of Conduct for the Annual Meeting that are available in the meeting center at the website address above.
If You Need Assistance
Technical assistance for shareholders or their proxies will be available before or during the Annual Meeting by going to http://www.meetingcenter.io/258120406 and clicking on the “Attendance Instructions” box or clicking on the Help link once you have logged into the meeting center.
By Order of the Board of Trustees,
Richard J. Morrison
Secretary
March 26, 2021

Important Notice Regarding the Availability of Proxy Statement Materials for the Annual Meeting of Shareholders to be held on May 5, 2021. The Proxy Statement for the Annual Meeting of Shareholders to be held on May 5, 2021 and the 2020 Annual Report are available on the Internet at www.edocumentview.com/ES

2021 Proxy Statement i

ii 2021 Proxy Statement

Information Summary
This summary highlights information contained elsewhere in this proxy statement. This is only a summary, and we encourage you to review the entire proxy statement, as well as our 2020 Annual Report. A Notice of Internet
Availability of Proxy Materials, our 2020 Annual Report, and a form of proxy or voting instruction card are first being made available to shareholders on or about March 26, 2021.

Annual Meeting of Shareholders
Time and Date:	10:30 a.m., Eastern Time, on Wednesday, May 5, 2021
Location:	Online at: http://www.meetingcenter.io/258120406 Enter the 15-digit control number on the Proxy Card and Password: ES2021
Record Date:	March 10, 2021
2020 Performance Highlights

We achieved excellent financial, operational and ESG performance results in 2020. The following are brief summaries of some of our most important accomplishments. Please also refer to “Summary of 2020 Accomplishments” found on page 35 of this proxy statement.
Financial	Operational	Sustainability/ESG

•
2020 earnings per share equaled $3.55, and non-GAAP earnings per share equaled $3.64, which excludes transactional costs relating to the successful acquisition of the assets of Columbia Gas of Massachusetts.

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Our Board of Trustees increased the annual dividend rate by 6.1 percent for 2020 to $2.27 per share, exceeding the Edison Electric Institute (EEI) Index companies’ median dividend growth rate of 4.5 percent.

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Our Total Shareholder Return in 2020 was 4.5 percent, compared to negative 1.2 percent for the EEI Index companies.

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We made progress in our Revolution Wind and Sunrise Wind offshore wind projects and are otherwise continuing to advance our clean energy financial opportunities through our offshore wind energy partnership with Ørsted.

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Our Standard & Poor’s credit rating is A-. There is no other holding company in the EEI Index with a higher credit rating.

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On average, 2020 customer power interruptions were 19.2 months apart, and average service restoration time was 64 minutes, as calculated pursuant to industry standards; this performance ranks us in the top decile of the industry.

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We met our 2020 established goals in safety performance, outperforming the utility industry, and in response to gas service calls.

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We achieved constructive regulatory outcomes at both the state and federal levels.

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We continued to add to our customer messaging programs, led the industry in the early implementation of customer service moratoria in response to the pandemic, implemented extended customer forgiveness and payment programs, and set up a dedicated team to help small business customers apply for COVID-19 related federal assistance.

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Progress on our carbon neutral goal by 2030, as well as the energy efficiency, offshore wind, large-scale solar installation, battery storage and electric vehicle infrastructure programs and initiatives we describe in this proxy statement have significantly advanced our long-term strategy of being a clean energy leader.

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Our 2021 Trustee nominees include nine who have served on the Board for nine or fewer years, three who are women and four who are persons of color.

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We were again recognized by a significant number of organizations for our leadership in energy efficiency, veteran and differently-abled person hiring, workplace diversity, investor relations, and ESG.

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We continued our strong support of our communities through our corporate philanthropy and employee volunteer programs.

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Our Corporate Governance Committee has been renamed the Governance, Environmental and Social Responsibility Committee, to reflect new charter responsibilities relating to all aspects of ESG.

2021 Proxy Statement 1

Information Summary
Corporate Governance Highlights

We maintain effective corporate governance standards:
✓
All Trustees are elected annually and by a majority vote of the common shares issued and outstanding.

✓
All of the nominees are independent other than the Chief Executive Officer.

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We adopted a proxy access provision in 2018.

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Each of our Trustees attended at least 75 percent of the aggregate number of Board and Committee meetings during 2020.

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We require that Trustees retire at the Annual Meeting following the Trustee’s 75th birthday.

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We conduct annual Board and Committee self-assessments and other Board refreshment actions.

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We have a Lead Trustee and hold at least three Independent Trustee meetings every year.

✓
We have an ongoing, mature shareholder engagement program.

✓
Our shareholders have the right to call a special meeting upon the request of the holders of 10 percent of the Company’s outstanding shares.

Executive Compensation Highlights

What we DO:
✓
Pay for Performance.

✓
Share ownership and holding guidelines.

✓
Balanced incentive metrics.

✓
Delivery of the majority of incentive compensation opportunity in long-term equity.

✓
Broad financial and personal misconduct clawback policy relating to incentive compensation.

✓
Double-trigger change in control vesting provisions.

✓
Shareholder engagement meetings throughout the year between management and our shareholders that discuss compensation governance.

✓
For 2021, 75 percent of long-term incentive compensation tied to performance.

✓
100 percent of long-term incentive compensation paid in equity.

✓
Independent compensation consultant.

✓
Annual Say-on-Pay vote.

✓
Payout limitations on incentive awards.

✓
Limited executive and Trustee trading window.

What we DON’T do:
X
Tax gross-ups in any new or materially amended executive compensation agreements.

X
Hedging, pledging or similar transactions by executives and Trustees.

X
Liberal share recycling.

X
Dividends on equity awards before vesting.

X
Discounts or repricing of options or stock appreciation rights.

X
Change in control agreements since 2010.

2 2021 Proxy Statement

Information Summary
Voting Items and Board Recommendations

2021 Business Items
The Board of Trustees of Eversource Energy is asking you to vote on three items:
Item 1 — Election of Trustees

The Board has nominated eleven Trustees, ten of whom are independent, for re-election to our Board of Trustees. Gregory M. Jones was elected to the Board by the Trustees effective May 6, 2020. Each of the other nominees was elected to the Board by at least 89 percent of the shares voted at the 2020 Annual Meeting. The following table provides summary information about each nominee:

				Board Committees
Trustee	Age	Trustee Since	Independent	Audit	Compensation	Governance, Environmental and Social Responsibility	Executive	Finance
Cotton M. Cleveland	68	1992	Y			C	M	M
James S. DiStasio	73	2012	Y		M		M	C
Francis A. Doyle	72	2012	Y	C	M		M
Linda Dorcena Forry	47	2018	Y			M		M
Gregory M. Jones	63	2020	Y	M				M
James J. Judge	65	2016	N				C
John Y. Kim	60	2018	Y	M	M
Kenneth R. Leibler	72	2006	Y	M				M
David H. Long	60	2019	Y		M	M
William C. Van Faasen	72	2012	Y		C	M	M
Frederica M. Williams	62	2012	Y	M		M

C:
Committee Chair

M:
Committee Member

Board Composition
Of our eleven nominees, ten are independent, nine have served on the Board for nine or fewer years, three are women, and four are persons of color. Please see the sections in Item 1 Election of Trustees, under the captions
“Election of Trustees,” “Selection of Trustees,” “Trustee Qualifications, Skills and Experience,” and “Evaluation of Board and Board Refreshment” beginning on page 6.

Item 2 — Advisory Vote to Approve the Compensation of our Named Executive Officers

We are asking shareholders to approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission (SEC). As noted in the Summary of 2020 Accomplishments and elsewhere in this proxy statement, we achieved excellent financial and operating performance results in 2020, and our total shareholder return continues to consistently outperform the utility industry over both the short and long term. Our Board is committed to executive compensation programs that reflect market-based incentive compensation and that align the interests of our executives with those of our shareholders, and we believe that the compensation paid to our Named Executive Officers in 2020 reflects that alignment between pay and performance. Please see pages 69-70.

2021 Proxy Statement 3

Information Summary
Item 3 — Ratify the Selection of the Independent Registered Public Accounting Firm for 2021

Our Audit Committee has selected Deloitte & Touche LLP to serve as our independent registered public accounting firm for the year ending December 31, 2021. The Board is seeking shareholder ratification of this selection. Please see pages 71-73.
The Board of Trustees recommends that shareholders vote FOR Items 1, 2 and 3.

4 2021 Proxy Statement

Proxy Statement
Annual Meeting of Shareholders
May 5, 2021
Introduction

We are furnishing this proxy statement in connection with the solicitation of proxies by the Board of Trustees of Eversource Energy for use at the Annual Meeting of Shareholders (the Annual Meeting). We are holding the Annual Meeting online on Wednesday, May 5, 2021, at 10:30 a.m. Eastern Time.
We have provided our shareholders a Notice of Internet Availability of our proxy materials or paper copy with instructions on how to access our proxy materials online and how to vote. We will continue to provide printed materials to those shareholders who have requested them. If you are a record holder and would like to change the method of delivery of your proxy materials, please contact our transfer agent, Computershare Investor Services, P. O. Box 505005, Louisville, Kentucky 40233-5005; toll free: 800-999-7269; or login to your online account at www.computershare.com/investor to update your delivery preferences. You may do the same as a beneficial owner by contacting the bank, broker, or other nominee where your shares are held.
We are making this proxy statement available to solicit your proxy to vote on the matters presented at the Annual Meeting. Our Board requests that you submit your proxy by the Internet, telephone, by mail, or at the Annual Meeting so that your shares will be represented and voted at our Annual Meeting. The proxies will vote your common shares as you direct. For each item, you may vote “FOR” or “AGAINST” a nominee or item or you may abstain from voting on the item.
If you submit a signed proxy card without any instructions, the proxies will vote your common shares consistent with the recommendations of our Board of Trustees as stated in this proxy statement and in the Notice of Internet Availability of Proxy Materials. If any other matters are properly presented at the Annual Meeting for consideration, the proxies will have discretion to vote your common shares on those matters. As of the date of this proxy statement, we did not know of any other matters to be presented at the Annual Meeting.
Only holders of common shares of record at the close of business on March 10, 2021 (the record date) are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. On the record date, there were 32,186 holders of record and 343,321,049 common shares outstanding and entitled to vote. You are entitled to one vote on each matter to be voted on at the Annual Meeting for each common share that you held on the record date.
The principal office of Eversource Energy is located at 300 Cadwell Drive, Springfield, Massachusetts 01104. The general offices of Eversource Energy are located at 800 Boylston Street, Boston, Massachusetts 02199 and 56 Prospect Street, Hartford, Connecticut 06103-2818.

2021 Proxy Statement 5

Item 1: Election of Trustees
Our Board of Trustees oversees the business affairs and management of Eversource Energy. The Board currently consists of eleven Trustees, only one of whom, James J. Judge, our Chairman, President and Chief Executive Officer, is a member of management.
The Board has nominated eleven Trustees for re-election at the Annual Meeting to hold office until the next Annual Meeting or otherwise until the succeeding Board of Trustees has been elected and until at least a majority of the succeeding Board is qualified to act. The number of Trustees was last set at 14; this provides the Board with flexibility to add Trustees when appropriate. Shareholders may vote for up to eleven nominees. Unless you specify otherwise in your vote, we will vote the enclosed proxy to elect the eleven nominees named on pages 7-12 as Trustees.
We describe below and on the following pages each nominee’s name, age, and date first elected as a Trustee, Committees served on, and a brief summary of the nominee’s business experience, including the nominee’s particular qualifications, skills and experience that led the Board to conclude that the nominee should continue to serve as a Trustee. Please see the Trustees’ biographies below and the sections captioned “Selection of Trustees,” “Trustee Qualifications, Skills and Experience” and “Evaluation of the Board and Board Refreshment” beginning on page 13. Each nominee has indicated to our Lead Trustee that they will stand for election and will serve as a Trustee if elected. The affirmative vote of the holders of a majority of the common shares outstanding as of the record date will be required to elect each nominee. This means that each nominee must receive the affirmative vote of the holders of more than 50 percent of the total common shares outstanding. You may either vote “FOR” or “AGAINST” all, some, or none of the Trustees, or you may abstain from voting. Broker non-votes and abstentions will be counted in the determination of a quorum and will have the same effect as a vote against a nominee.
The Board of Trustees recommends that shareholders vote FOR the election of the nominees listed below.

6 2021 Proxy Statement

Item 1: Election of Trustees
Cotton M. Cleveland

Age: 68
Trustee since 1992
Committees: Executive, Finance, and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Cleveland is President of Mather Associates, a firm specializing in leadership and organizational development for business, public and nonprofit organizations. She is a member of the Advisory Board of Directors of Main Street America Holdings, Inc., a director of Ledyard National Bank, and was the founding Executive Director of the state-wide Leadership New Hampshire program. She has served on the Board of Directors of the Bank of Ireland and as Interim President and Chief Executive Officer of the New Hampshire Women’s Foundation. Ms. Cleveland has also served as Chair, Vice Chair and a member of the Board of Trustees of the University System of New Hampshire, as Co-Chair of the Governor’s Commission on New Hampshire in the 21st Century, and as an incorporator for the New Hampshire Charitable Foundation. Ms. Cleveland received a B.S. degree magna cum laude from the University of New Hampshire, Whittemore School of Business and Economics. She is a certified and practicing Court Appointed Special Advocate/Guardian ad Litem (CASA/GAL) volunteer for abused and neglected children.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Cleveland founded and serves as President of her own consulting firm. She has experience serving on the boards of directors of numerous companies. She also benefits from her policy-making level experience in education at the university level as the Chair, Vice Chair and member of the Board of Trustees of the University System of New Hampshire. In addition, she has policy-making level experience in financial and capital markets as a result of her service as a director of Ledyard National Bank and Bank of Ireland. Her ties to the State of New Hampshire also provide the Board with valuable perspective. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Cleveland should continue to serve as a Trustee.
James S. DiStasio

Age: 73
Trustee since 2012
Committees: Compensation, Executive, and Finance
BACKGROUND
Mr. DiStasio served as Senior Vice Chairman and Americas Chief Operating Officer at Ernst & Young, a registered public accounting firm, from 2003 until his retirement in 2007. Mr. DiStasio joined Ernst & Young in 1969 and became a partner in 1977. He served as a director of EMC Corporation from 2010 until its sale to Dell Technologies, Inc. in 2016. He has served as a director of the United Way of Massachusetts Bay and Merrimack Valley and as trustee of Catholic Charities of Boston, the Boston Public Library Foundation and the Wang Center for the Performing Arts. Mr. DiStasio received a B.S. degree in Accounting from the University of Illinois at Chicago.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. DiStasio has significant experience overseeing the accounting and financial reporting processes of major public companies, derived from his service as a senior executive at one of the largest public accounting firms in the world. In his position as Senior Vice Chairman and Americas Chief Operating Officer, Mr. DiStasio also acquired important management and leadership skills that provide additional value and support to the Board. He has served on several boards of for-profit and non-profit companies and their committees. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. DiStasio should continue to serve as a Trustee.

2021 Proxy Statement 7

Item 1: Election of Trustees
Francis A. Doyle

Age: 72
Trustee since 2012
Committees: Audit, Compensation, and Executive
BACKGROUND
Mr. Doyle is the Chairman and Chief Executive Officer of Connell Limited Partnership, where he has served as CEO since 2001, and whose businesses produce parts for the automotive, power, mining, appliance, farm equipment and supply machinery to the warehouse automation and medical and food packaging industries. Prior to 2001, he was Vice Chairman of PricewaterhouseCoopers LLP, where he was Global Technology Leader and a member of the firm’s Global Leadership Team, having served in various capacities during his 29 years with the firm, including Office and Regional Managing Partner, Mergers & Acquisition Managing Partner and Engagement Partner on significant publicly traded companies. He has served as lead director and chairman of the audit committee and a member of the executive and compensation committees of Tempur Sealy International, Inc. He is a member of the Board and has served as chairman of the audit committee and as a member of the executive committee, and is a current member of the audit, nominating and governance, investment, and joint risk and audit committees of Liberty Mutual Holding Company, Inc. Mr. Doyle has also served as a director of Citizens Financial Group, where he was a member of the executive committee and chaired the compensation committee, as a trustee of the Joslin Diabetes Center, where he chaired the finance committee, and as a trustee of Boston College. Mr. Doyle is a certified public accountant and holds a B.S. degree and an M.B.A. degree from Boston College.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Doyle has significant mergers and acquisition, financial, accounting, financial reporting and technology risk management experience and an in-depth understanding of finance and capital markets derived through his years at PricewaterhouseCoopers LLP. He also has extensive senior management experience as the Chief Executive Officer of a global industrial company. Mr. Doyle has served on the boards of directors of public and private companies and on various committees of those boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Doyle should continue to serve as a Trustee.
Linda Dorcena Forry

Age: 47
Trustee since 2018
Committees: Finance and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Forry has served as Vice President of Diversity, Inclusion and Community Relations, Northeast Region, of Suffolk Construction since 2018. Ms. Forry served in the Massachusetts House of Representatives from 2005 to 2013 and Massachusetts Senate from 2014 to 2018, where she was appointed Assistant Majority Whip in 2017. She also served on the Executive Staff of the Department of Neighborhood Development for the City of Boston and as a Legislative Assistant for the Massachusetts State Legislature. Ms. Forry serves on numerous boards and civic organizations, including the Edward M. Kennedy Institute, John F. Kennedy Library Advisory Board, Rappaport Institute for Greater Boston at the Harvard Kennedy School of Government, Boys and Girls Club of Dorchester, and the Institute of Justice and Democracy in Haiti. Ms. Forry received her B.A. degree from Boston College Carroll School of Management in 1998 and her M.P.A. from Harvard University’s Kennedy School of Government in 2014.
QUALIFICATIONS, SKILLS AND EXPERIENCE
As Vice President of Diversity, Inclusion and Community Relations at Suffolk Construction, Ms. Forry provides her company with tools by which it can increase diversity and inclusion and maintain excellent relations between Suffolk Construction and the Northeast community. Ms. Forry also has significant policy-making level experience from her tenure in state and local government in Massachusetts. She also has experience serving on the boards of directors of several non-profit boards. Her experience and expertise provide the Board and the Company with insight into how Eversource can continue its important work in furthering diversity and inclusion in Eversource’s workplace and maintaining a close relationship with our customer communities. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Forry should continue to serve as a Trustee.

8 2021 Proxy Statement

Item 1: Election of Trustees
Gregory M. Jones

Age: 63
Trustee since 2020
Committees: Audit and Finance
BACKGROUND
Mr. Jones has served as the Vice President, Community Health and Engagement for Hartford Healthcare since 2017. In April of 2012 he established The Legacy Foundation of Hartford, Inc. and continues to serve as its Chairman. He was the Founder and Principal of the Corporate Development Group from 2008 to 2012. In 2011 he joined Tyco Fire & Security as director of North American mergers and acquisitions until 2012. Mr. Jones also serves on several charitable non-profit boards, including the Greater Hartford Community Foundation, Inc. and the Southside Institutions Neighborhood Alliance, and served on the Hartford Hospital Board of Directors from 2012 – 2017. Mr. Jones received his B.S. degree in accounting from Morgan State University, his M.P.M. from Carnegie Mellon University and his M.B.A. from the Wharton School at the University of Pennsylvania.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Jones has considerable experience in business and management, including experience in financial markets and mergers and acquisitions. In his current position as Vice President, Community Health and Engagement for Hartford Healthcare, Mr. Jones provides his company with the tools to build a bridge between healthcare providers and community members. He also has experience serving on the boards of directors of non-profit boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Jones should continue to serve as a Trustee.
James J. Judge

Age: 65
Trustee since 2016
Committee: Executive
BACKGROUND
Mr. Judge is Chairman, President and Chief Executive Officer of Eversource Energy and is Chairman and a director of Eversource’s wholly-owned principal subsidiaries. Mr. Judge was elected President and Chief Executive Officer in 2016 and was elected Chairman, President and Chief Executive Officer in 2017. Previously, Mr. Judge was Executive Vice President and Chief Financial Officer of Eversource Energy and its subsidiaries from April 2012 until May 2016. Mr. Judge served as a director of Analogic Corporation beginning in 2005 and as chairman of its audit committee until Analogic Corporation’s sale in 2018. He serves on the Board of Directors of the Edison Electric Institute, the Massachusetts Competitive Partnership and the John F. Kennedy Library Foundation. He has also served on the Board of Directors of the United Way of Massachusetts Bay and Merrimack Valley. Mr. Judge received both a B.S. degree magna cum laude and an M.B.A. degree magna cum laude from Babson College.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Judge is Chairman, President and Chief Executive Officer. His extensive experience in the energy industry and diverse financial and management skills provide the necessary background to lead the Company. He is an experienced public company director and audit committee chair. He also serves our customer community through his service on and work with many non-profit boards. Mr. Judge represents management on the Board as the sole management Trustee. Since becoming Chief Executive Officer and then Chairman, he has continued the Company’s financial and operational success and has positioned Eversource as a national clean energy leader. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Judge should continue to serve as a Trustee.

2021 Proxy Statement 9

Item 1: Election of Trustees
John Y. Kim

Age: 60
Trustee since 2018
Committees: Audit and Compensation
BACKGROUND
Mr. Kim is the founder and Managing Partner of Brewer Lane Ventures, LLC a technology-focused venture firm. Mr. Kim had served as President of New York Life Insurance Company from 2015 until his retirement in 2018 and also served in a variety of other management positions at New York Life, including as the company’s Chief Investment Officer. In February of 2021, Mr. Kim joined the Board of Directors of Franklin Resources, Inc., a publicly held company. Mr. Kim serves on the board of four private companies: Avibra, Inc., Ladder Financial Inc., Powerlytics, Inc., and Socotra, Inc. He has served as the vice chair of the Connecticut Business and Industry Association, as a member of the MetroHartford Alliance, Inc., and as chairman of the University of Connecticut Foundation. He has also been active with the Greater Hartford Arts Council, The Hartford Stage Company, and the Connecticut Opera Association. Mr. Kim received his B.A. degree from the University of Michigan in 1983 and his M.B.A. degree from the University of Connecticut in 1987.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Kim has more than 30 years of experience in the financial services area. His varied and comprehensive accounting, financial, technology, risk and financial reporting experience acquired at several nationally known insurance companies, including New York Life Insurance Company, Prudential Retirement, CIGNA Retirement and Investment Services and Aetna, provides the Board and its Committees with valuable insight and perspective. He also has been closely associated with several important Connecticut business and non-profit groups and is an experienced public company director. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Kim should continue to serve as a Trustee.
Kenneth R. Leibler

Age: 72
Trustee since 2006
Committees: Audit and Finance
BACKGROUND
Mr. Leibler currently serves as Chairman of the Board of The Putnam Mutual Funds. He has served as a trustee of The Putnam Mutual Funds since 2006 and served as Vice Chairman from 2016 – 2018. He serves as Trustee Emeritus of Beth Israel Deaconess Medical Center and has served as both a trustee and as vice chairman of Beth Israel Medical Center. He is a founding partner of the Boston Options Exchange and served as its chairman. He is a past vice chairman of the Board of Directors of ISO New England, Inc., the independent operator of New England’s bulk electric transmission system. He has also served as the Chairman and CEO of the Boston Stock Exchange, as President, Chief Operating Officer and Chief Financial Officer of the American Stock Exchange, and as a director of The Ruder Finn Group. Mr. Leibler received a B.A. degree magna cum laude from Syracuse University.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Leibler has considerable senior executive level experience in business and management, including experience in financial markets and risk assessment, as the former Chairman of the Boston Options Exchange, former Chairman and CEO of the Boston Stock Exchange, and former President, Chief Operating Officer and Chief Financial Officer of the American Stock Exchange, as well as through his current service as Chairman of the Board of The Putnam Mutual Funds, where he serves on the contract, executive, nominating and investment oversight committees. He also has policy-making level experience in the electric utility industry through his service as the Vice Chairman of ISO New England. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Leibler should continue to serve as a Trustee.

10 2021 Proxy Statement

Item 1: Election of Trustees
David H. Long

Age: 60
Trustee since 2019
Committees: Compensation and Governance, Environmental and Social Responsibility
BACKGROUND
Mr. Long serves as the Chairman, President, Chief Executive Officer and a Director of Liberty Mutual Holding Company, Inc. He was elected President and a Director of Liberty Mutual Holding Company, Inc. in 2010, became Chief Executive Officer in 2011 and was elected Chairman in 2013. He serves on numerous boards and civic organizations, including Hartwick College, Massachusetts General Hospital, Massachusetts General Hospital’s President’s Council, Ford’s Theatre, Massachusetts Competitive Partnership, Board of Governors for the Boston College Chief Executives Club of Boston, MIT President’s CEO Advisory Board, Greater Boston Chamber of Commerce, Jobs for Massachusetts, Inc., Tamarack Technologies and as Chairman of Massachusetts General Hospital’s annual fundraiser, Aspire, which provides social services and development opportunities for children and young adults on the Autism spectrum. He also serves as a director and officer of The Common Room, a non-profit organization. Mr. Long received his B.A. degree from Hartwick College in 1983 and his M.S. in finance from Boston College in 1989, and was awarded an honorary doctorate degree from Hartwick College in 2014.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Long has over 35 years of experience in the financial services area. His comprehensive accounting, financial and financial reporting experience acquired in a regulated industry at Liberty Mutual Holding Company, Inc. provides the Board and its Committees with valuable insight and perspective. Mr. Long also acquired important management and leadership skills that provide additional value and support to the Board. He has served on numerous boards of for-profit and non-profit companies and their committees. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Long should continue to serve as a Trustee.
William C. Van Faasen

Age: 72
Lead Trustee since 2020
Trustee since 2012
Committees: Compensation, Executive, and Governance, Environmental and Social Responsibility
BACKGROUND
Mr. Van Faasen served as Chief Executive Officer of Blue Cross Blue Shield of Massachusetts, Inc. (BCBSMA), a health care services provider, from 1992 until his retirement in 2007. He is Chairman Emeritus of BCBSMA and also served as interim Chief Executive Officer in 2010. He has served as a director of Liberty Mutual Holding Company, Inc. since 2002 and as Lead Director since April 2012, and has served as a Director of Acreage Holdings, Inc. since 2018. He has served as a director of IMS Health, Inc. and as Lead Director and as a director of PolyMedica Corporation. He is an honorary director of the Greater Boston Chamber of Commerce and previously served as a director of the United Way of Massachusetts Bay and Merrimack Valley. Mr. Van Faasen received a B.A. degree from Hope College and an M.B.A. degree from Michigan State University.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Mr. Van Faasen brings to the Board extensive management, leadership and financial experience derived from leading a large company in a regulated industry. He also brings in-depth experience from his service as a director of several public companies, including service as a lead director and on board committees, and has also served on area non-profit boards, all of which continue to provide the Board with valuable knowledge and insight. Based on these qualifications, skills and experience, the Board of Trustees determined that Mr. Van Faasen should continue to serve as a Trustee.

2021 Proxy Statement 11

Item 1: Election of Trustees

Frederica M. Williams

Age: 62
Trustee since 2012
Committees: Audit and Governance, Environmental and Social Responsibility
BACKGROUND
Ms. Williams has served as President and Chief Executive Officer of Whittier Street Health Center in Boston, an urban community health care facility serving residents of Boston and surrounding communities, since 2002. Prior to joining Whittier Street Health Center, she served as the Senior Vice President of Administration and Finance and Chief Financial Officer of the Dimock Center, a large health care and human services facility in Boston. Ms. Williams is a member of the Board of Trustees of Dana Farber Cancer Institute, the Massachusetts League of Community Health Centers and Boston Health Net. She is a Fellow of the National Association of Corporate Directors, a member of the
Massachusetts Women’s Forum, International Women’s Forum, and Women Business Leaders of the U.S. Health Care Industry Foundation. Ms. Williams attended the London School of Accountancy, passed the examinations of the Institute of Chartered Secretaries and Financial Administrators (United Kingdom) (ICSA) and of the Institute of Administrative Management (United Kingdom) with distinction, and was elected a Fellow of the ICSA in 2000. She obtained a graduate certificate in Administration and Management from the Harvard University Extension School and an M.B.A. degree with a concentration in Finance from Anna Maria College in Paxton, Massachusetts.
QUALIFICATIONS, SKILLS AND EXPERIENCE
Ms. Williams has more than 20 years of experience in a regulated industry, and has served as the President and Chief Executive Officer of Whittier Street Health Center, a national model for providing equitable access to high quality and cost-effective health care, for more than fifteen years. This service has provided her with a broad base of financial, leadership, management and community experience and skills. She also has significant experience serving on several non-profit boards. Based on these qualifications, skills and experience, the Board of Trustees determined that Ms. Williams should continue to serve as a Trustee.

12 2021 Proxy Statement

Governance of Eversource Energy
Board’s Leadership Structure

James J. Judge is our Chairman, President and Chief Executive Officer. William C. Van Faasen serves as our Lead Trustee.
As Lead Trustee, Mr. Van Faasen presides at executive sessions of the independent Trustees; facilitates communication between the Chief Executive Officer and the Board members; participates with the Compensation Committee, which he Chairs, in its evaluation of the Chief Executive Officer; and provides ongoing information to the Chief Executive Officer about his or her performance.

Selection of Trustees

This section and the next two sections discuss how we select individuals to become Trustees and how we continually ensure that we have a fully-qualified, effective and diverse Board.
As set forth in its charter, it is the responsibility of the Governance, Environmental and Social Responsibility Committee to identify individuals qualified to become a Trustee and to recommend to the Board a slate of Trustee candidates to be submitted to a vote of our shareholders at the Annual Meeting of Shareholders. The Committee has from time to time retained the services of a third party executive search firm to assist it in identifying and evaluating such individuals.
As provided in our Corporate Governance Guidelines, the Governance, Environmental and Social Responsibility Committee seeks nominees with the following qualifications:

Trustees should possess the highest personal and professional ethics, integrity and values, and be committed to representing the long-term interests of our shareholders. They must also have an inquisitive and objective perspective, practical wisdom and mature judgment. The Board should represent diverse experience at policy-making levels in business, government, education, community and charitable organizations, as well as areas that are relevant to our business activities. The Governance, Environmental and Social Responsibility Committee also seeks diversity in gender, ethnicity and personal background when considering Trustee candidates.

Applying these criteria and those noted elsewhere in this proxy statement, the Governance, Environmental and Social Responsibility Committee considers Trustee candidates suggested by its members as well as by management and shareholders.
As part of the annual nomination process, the Governance, Environmental and Social Responsibility Committee reviews the independence, qualifications, skills and experience of each nominee for Trustee and reports its findings to the Board. At its February 9, 2021 meeting, the Governance, Environmental and Social Responsibility Committee and the Board of Trustees determined that each Trustee (except our Chief Executive Officer) is independent, that each Trustee possesses the highest personal and professional ethics, integrity and values, and that each Trustee remains committed to representing the long-term interests of our shareholders. The Committee’s review also focused on each Trustee’s experience at policy-making levels in business, government, education, community and charitable organizations, and other areas relevant to our business activities, as described below. Based on this review, the Committee advised the Board on February 9, 2021 that each of the Trustees was qualified to serve on the Board under the Corporate Governance Guidelines.
The Governance, Environmental and Social Responsibility Committee and the Board annually review the skills and qualifications that they determine are necessary for the proper oversight of the Company by the Trustees in furtherance of their fiduciary duties. The Committee and the Board remain focused on ensuring that the individual and collective abilities of the Trustees continue to meet the changing needs of the Company and its constituencies. The Board is committed to nominating individuals who satisfy the applicable criteria for outstanding service to our Company and who together comprise the appropriate and diverse Board composition in light of evolving business demands. The Board evaluates the effectiveness of each Trustee in contributing to the Board’s work and the potential contributions of each new nominee.

2021 Proxy Statement 13

Governance of Eversource Energy
Trustee Qualifications, Skills and Experience

Eversource Energy is a holding company with electric, gas and water utility subsidiaries that provide service to customers in Connecticut, Massachusetts and New Hampshire. The Company is a leader in enabling the development of clean energy. Combined with our successful and effective energy efficiency programs, the Company is positioned at the forefront in the fight against climate change. We stress great reliability and customer service for our customers, solid financial performance for our shareholders, a safe, respectful workplace for our employees that provides good wages and benefits, and continuous involvement with and support of our communities. Eversource has set a goal to be carbon neutral by 2030. To help us establish this we seek Trustees with both overall skills and experience and some that are specialized. We describe here and elsewhere the qualifications, skills and experience that we feel are necessary and that our Trustees possess.
Set forth below is a list of the qualifications, skills and experience we seek, followed by a description noting how these qualifications, skills and experience are particularly important to our Board:
Accounting and Financial Experience. As a publicly-traded electric, gas and water holding company whose companies are subject to substantial federal, state and accounting industry rules, it is especially important that the Board have significant accounting experience. Accurate and complete financial reporting, financing, auditing and internal controls are critical to our success. We expect all of our Trustees to be literate in financial statements and financial reporting processes. Several of our Trustees are career accounting and financial executives who provide us with superior strength in the Board’s oversight of this important element of the Board’s responsibilities.
Community and Charitable Organization Involvement. Public utility companies have a unique position and role in the communities they serve beyond that of most corporations. The Board supports and encourages community involvement and development and philanthropic goals and activities. The Eversource Energy Foundation, Inc. was established in 1998 to focus on our community investments and to provide grants to our non-profit community partners. Consistent with our business strategy and core values, the Foundation invests primarily in projects that address issues of economic and community development and the environment. Each Trustee has experience in one or more community or charitable organizations. We operate New England’s largest energy delivery system in three different states. Because a majority of our Trustees also reside in our service territory, they not only have ties to local communities, but they understand our customers’ needs.
Environmental, Social and Governance Experience. We place the highest priority on the environment, implementing measures like reducing the greenhouse gas footprint of both the Company and our region; on the wellbeing of our customers and communities, through excellent customer service and continuing corporate philanthropy programs; on the health, safety and advancement of our employees, through our many pay, benefit and overall human capital management programs; and through our sound, highly-rated governance practices. Experience in ESG is important; as it assists the Board in its oversight of our ESG practices so that Eversource is able to continue its commitment to protection of the environment, to the communities where our customers live and work, to our employees, and to our society overall. Our Trustees have experience in all facets of ESG, understand this critical part of our business, and are able to help us in maintaining our position as an ESG leader.
Management, Senior Executive and Director Experience. Many of our Trustees serve or have served as senior executives or directors of other companies, providing us with unique insights. These individuals possess extraordinary leadership qualities as well as the ability to identify and develop those qualities in others. They demonstrate a practical understanding of organizations, processes, long-term strategic planning, risk management and corporate governance, and know how to drive change and growth.
Regulatory Experience. Each of our utility subsidiaries is regulated in virtually all aspects of its business by various federal and state agencies, including the SEC, the Federal Energy Regulatory Commission, and various state and/or local regulatory authorities with jurisdiction over the industry and the service areas in which we operate. Accordingly, the Board values the policy-making level experience in a heavily regulated industry that several of our Trustees possess.
Risk Management Experience. Assessing and managing risk in a rapidly changing clean energy environment is critical to our success. Several of our Trustees have served in leadership positions and have the experience to understand and evaluate the most significant risks we face and the experience and leadership to provide effective oversight of risk management processes.

14 2021 Proxy Statement

Governance of Eversource Energy
Trustee Skills, Experience and Qualifications

90%
100%
90%
100%
90%
100%

SKILLS	OF 11 TRUSTEES
Accounting/Financial	10
Community and Charitable Ties	11
ESG	10
Management, Senior Executive and Director	11
Regulatory	10
Risk Management	11

Board Independence, Diversity and Tenure
Of our eleven nominees, ten are independent, nine have served on the Board for nine or fewer years, three are women and four are persons of color. We believe that the mix of longer-tenured Trustees and recently elected Trustees, together with an industry leading diverse Board, provides for the kind of balance that contributes to the overall effectiveness of the Board.

2021 Proxy Statement 15

Governance of Eversource Energy
Evaluation of Board and Board Refreshment

The Governance, Environmental and Social Responsibility Committee annually reviews and evaluates the performance of the Board of Trustees, Board Committees and individual Board Members. The Committee periodically assesses the Board’s contribution as a whole and identifies areas in which the Board or senior management believes a better contribution may be made. The Committee also reviews the attributes and skills of the Board Members as a way to refresh and continually ensure that the Board has the proper mix of skills. The Board and each of the Committees, other than the Executive Committee, also conduct annual performance self-evaluations to increase the effectiveness of the Board and its Committees; the results of these are reviewed and discussed with the Board. Our self-evaluation program includes the completion of Board and Committee questionnaires, interviews by the Lead Trustee with each Board member, interviews by each Committee Chair with each Committee Member, and discussions by the Board and each Committee of any issues raised by our Board
Members during the self-evaluation process. In addition to the Committee reviews and the annual self-evaluations conducted by the Committee and the Board, the Committee and the Board also annually review the independence, performance and qualifications of each Trustee prior to nominations being made for an additional term. These reviews are discussed by the Committee, following which it makes recommendations to the Board regarding nominees for election as Trustees.
Shareholders who desire to suggest potential candidates for membership on the Board of Trustees may address such information, in writing, to our Secretary at the mailing address set forth on page 74 of this proxy statement. The communication must identify the writer as a shareholder of the Company and provide sufficient detail about the nominee for the Governance, Environmental and Social Responsibility Committee to consider the individual’s qualifications. Our Declaration of Trust also provides for proxy access.

16 2021 Proxy Statement

Governance of Eversource Energy
Board Committees and Responsibilities

The Board of Trustees has five standing committees, described below. The Board has adopted charters for each of these committees. These charters can be found at
www.eversource.com/content/general/about/investors/ corporate-governance/board-committee-charters.

Audit Committee
Members: Francis A. Doyle, Chair Gregory M. Jones John Y. Kim Kenneth R. Leibler Frederica M. Williams
The Audit Committee is responsible for oversight of the Company’s financial statements, the internal audit function, and compliance by the Company with legal and regulatory requirements. The Committee also oversees:
•
The appointment, compensation, retention and oversight of our independent registered public accounting firm.

•
The independent registered public accounting firm’s qualifications, performance and independence, as well as the performance of our internal audit function.

•
The review of guidelines and policies that govern management’s processes in assessing, monitoring and mitigating major financial risk exposures.

•
Financial reporting and review of accounting standards and systems of internal control.

•
Significant accounting policies, management judgments and accounting estimates, and earnings releases.

The Audit Committee has sole authority to appoint or replace the independent registered public accounting firm (for which it seeks shareholder ratification), and to approve all audit engagement fees and terms.
The Committee meets independently with the internal audit staff, the independent registered public accounting firm, management, and then solely as a Committee, at least quarterly. Following each Committee meeting, the Audit Committee reports to the full Board. The Audit Committee met six times during 2020, including the annual joint meeting with the Finance Committee.
Additional information regarding the Audit Committee is contained in Item 3 of this proxy statement beginning on page 71.
Financial Expertise: Each member of the Audit Committee meets the financial literacy requirements of the New York Stock Exchange (NYSE), the SEC and our Corporate Governance Guidelines. The Board has affirmatively determined that Mr. Doyle is an “audit committee financial expert,” as defined by the SEC.
Independence: The Board has determined that each member of the Audit Committee meets the independence requirements of the NYSE, SEC and our Corporate Governance Guidelines.

2021 Proxy Statement 17

Governance of Eversource Energy
Compensation Committee
Members: William C. Van Faasen, Chair James S. DiStasio Francis A. Doyle John Y. Kim David H. Long
The Compensation Committee is responsible for the compensation and benefit programs for all executive officers of Eversource Energy and has overall authority to establish and interpret our executive compensation programs. The Compensation Committee also:
•
Reviews our executive compensation strategy, evaluates components of total compensation, and assesses performance against goals, market competitive data and other appropriate factors, and makes compensation-related decisions based upon Company and executive performance.

•
Reviews and recommends to the Board of Trustees the compensation of the non-employee members of the Board.

•
Reviews and approves corporate goals and objectives relevant to the Chief Executive Officer’s compensation and, with the participation of the Lead Trustee and subject to the further review and approval of the independent Trustees, evaluates the performance of the Chief Executive Officer in light of those goals and objectives.

•
In collaboration with the Chief Executive Officer, oversees the evaluation of executive officers and engages in the succession planning process for the Chief Executive Officer and other executives.

•
Has the sole authority to select and retain experts and consultants in the field of executive compensation to provide advice to the Committee with respect to market data, competitive information, and executive compensation trends.

•
Retains an independent compensation consulting firm to provide compensation consulting services solely to the Compensation Committee.

Following each Committee meeting, the Compensation Committee reports to the full Board. The Compensation Committee met four times during 2020.
For additional information regarding the Compensation Committee, including the Committee’s processes for determining executive compensation, see the CD&A beginning on page 35.
Independence: The Board has affirmatively determined that each member of the Compensation Committee meets the independence requirements of the NYSE, the SEC, and our Corporate Governance Guidelines.

Executive Committee
Members: James J. Judge, Chair Cotton M. Cleveland James S. DiStasio Francis A. Doyle William C. Van Faasen
The Executive Committee is empowered to exercise all the authority of the Board, subject to certain limitations set forth in our Declaration of Trust, during the intervals between meetings of the Board.
Following each Committee meeting, the Executive Committee reports to the full Board. The Executive Committee did not meet in 2020.
Independence: Except for Mr. Judge, who is the Company’s Chairman, President and Chief Executive Officer, each member of the Executive Committee is independent.

18 2021 Proxy Statement

Governance of Eversource Energy
Finance Committee
Members: James S. DiStasio, Chair Cotton M. Cleveland Linda Dorcena Forry Gregory M. Jones Kenneth R. Leibler
The Finance Committee assists the Board in fulfilling its oversight responsibilities relating to financial plans, policies and programs for Eversource Energy and its subsidiaries. The Finance Committee also:
•
Reviews the Company’s plans and actions to assure liquidity; its financial goals and proposed financing programs modifying the Company’s capital structure; its financing programs, including but not limited to the issuance and repurchase of common and preferred shares, long-term and short-term debt securities and the issuance of guarantees; and its operating plans, budgets and capital expenditure forecasts.

•
Reviews the Company’s Enterprise Risk Management (ERM) program and in conjunction with other Committees of the Board, practices to monitor and mitigate cyber, physical security and other risk exposures.

•
Reviews and recommends the Company’s dividend policy, as well as new business ventures and initiatives which may result in substantial expenditures, commitments and exposures.

•
Conducts an annual review of counter-party credit policy, insurance coverages and pension plan performance.

Following each Committee meeting, the Finance Committee reports to the full Board. The Finance Committee met four times during 2020, including the annual joint meeting with the Audit Committee.
Independence: Each member of the Finance Committee is independent, and while the Committee is not specifically subject to NYSE or SEC independence regulations, each member meets the independence criteria set forth in the NYSE and SEC regulations and our Corporate Governance Guidelines.

2021 Proxy Statement 19

Governance of Eversource Energy
Governance, Environmental and Social Responsibility Committee
Members: Cotton M. Cleveland, Chair Linda Dorcena Forry David H. Long William C. Van Faasen Frederica M. Williams
The Governance, Environmental and Social Responsibility Committee is responsible for developing, overseeing and regularly reviewing our Corporate Governance Guidelines and related policies. The Governance, Environmental and Social Responsibility Committee also:
•
Serves as a nominating committee, establishing criteria for new Trustees and identifying and recommending prospective Board candidates and the appointment of Trustees to Board Committees.

•
Annually reviews the independence and qualifications of the Trustees and recommends to the Board appointments of the Committee Members, of the Lead Trustee, and the Chairman of the Board and the election of officers of the Company.

•
Annually evaluates the performance of the Board and its Committees.

•
Annually reviews the charters of the Board Committees.

•
Oversees the Company’s ESG, sustainability, and social responsibility strategy, programs, policies, risks, and performance.

Following each Committee meeting, the Governance, Environmental and Social Responsibility Committee reports to the full Board. The Governance, Environmental and Social Responsibility Committee met four times in 2020.
Independence: The Board has affirmatively determined that each member of the Governance, Environmental and Social Responsibility Committee meets the independence requirements of the NYSE, the SEC, and our Corporate Governance Guidelines.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is employed by Eversource Energy or any of its subsidiaries. No executive officer of Eversource Energy serves as a member of the compensation committee or on the board of directors of any company at which a member of the Eversource Energy Compensation Committee or Board of Trustees serves as an executive officer.

Meetings of the Board and its Committees

In 2020, the Board of Trustees held nine meetings, three of which included executive sessions attended only by the independent Trustees, and the Board and the Committees held a total of 26 meetings. Each Trustee attended at least 75 percent of the aggregate number of the 2020 Board and Committee meetings, eight of the Trustees attended each meeting of the Board and of the Committees on which they serve and all sitting Trustees attended the Annual Meeting of Shareholders held on May 6, 2020. Our Trustees are expected to attend our Annual Meetings of Shareholders, but we do not have a formal policy addressing this subject.

20 2021 Proxy Statement

Governance of Eversource Energy
Board’s Oversight of Risk

The Board of Trustees, both as a whole and through its Committees, is responsible for the oversight of the Company’s risk management processes and programs. The Board believes that this approach is appropriate to carry out its risk oversight responsibilities and is in the best interests of the Company and its shareholders. Each year, the Board evaluates its risk assessment function as part of its Board evaluation process.
As set forth below, each Committee reviews management’s assessment of risk for that Committee’s respective area of responsibility. Each Committee member has expertise on risks relative to the nature of the Committee on which he or she sits. With each Committee Chair reporting to the Board following each Committee meeting, the entire Board is able to discuss risk related issues, assess their implications and provide oversight on appropriate actions for management to take. All Board Committees meet periodically with members of senior management to discuss the relevant risks and challenges facing the Company.
The Board of Trustees oversees the Company’s comprehensive operating and strategic planning. The operating plan, which is reviewed and formally approved by the Board in February following review by the Finance Committee, consists of the goals and objectives for the year, key performance indicators, and financial forecasts. The strategic planning process consists of long-term corporate objectives, specific strategies to achieve those goals, and plans designed to implement each strategy. The ERM program is integrated with the annual operating and strategic planning processes to identify the key financial risks associated with the plan. These financial risks are presented to the Board of Trustees as part of both of the annual operating plan and at the Board’s annual strategic planning session.
The Finance Committee is responsible for oversight of the Company’s ERM program and enterprise-wide risks, as well as specific risks associated with insurance, credit, financing and pension investments. Our ERM program involves the application of a well-defined, enterprise-wide methodology designed to allow our executives to identify, categorize, prioritize, and mitigate the principal risks to the Company. The ERM program is integrated with other assurance functions throughout the Company, including compliance, auditing, and insurance, to ensure appropriate coverage of risks that could impact the Company, that the appropriate risk response is determined, and that the risk mitigation plans are periodically reviewed. The top enterprise-wide risks are identified using a comprehensive cross functional analysis working with key officers and employees of each organization within the Company and are monitored throughout the year by the Company’s Risk
Committee. In addition to known risks, the ERM program identifies emerging risks to the Company, through participation in industry groups, discussions with management, and in consultation with outside advisors. Our management then analyzes risks to determine materiality, likelihood and impact, and develops formal mitigation strategies. Management broadly considers our business model, the utility industry, the global and local economy, climate change, sustainability, and the current political and economic environment to identify risks. Periodically, the ERM group will perform a correlation exercise to determine the influence the top enterprise risks may have on one another’s likelihood and impact. The findings of this process are discussed with the Finance Committee and the full Board, including reporting on an individual risk-by-risk basis on how these issues are being measured and managed.
In addition to the regularly scheduled reports by ERM of all of the Company’s enterprise-wide risks and the results of the ERM program, management reports periodically to both the Board of Trustees and the Finance Committee and/or Joint Audit and Finance Committee in depth on specific top enterprise risks at the Company. ERM also reports regularly to the Finance Committee on the activities of the Company’s Risk Committee. The Company’s Risk Committee consists of senior officers of the Company and is responsible for ensuring that the Company is managing its principal enterprise-wide risks, as well as other key risk areas such as operations, environmental, sustainability, information technology, compliance and business continuity.
The Audit Committee is responsible for the oversight of the integrity of the Company’s financial statements, including oversight of the guidelines, policies and controls that govern management’s processes for assessing, monitoring and mitigating major financial risk exposures as well as compliance with laws and regulations. The Governance, Environmental and Social Responsibility Committee is responsible for the oversight of compliance with various governance regulations of the SEC, the NYSE and other regulators, along with Trustee succession planning. The Executive Vice President and General Counsel reports on any changes in regulations and best practices as part of the annual review of Committee charters and the Board’s Corporate Governance Guidelines and also at Committee and Board meetings. The Board of Trustees administers its compensation risk oversight function primarily through its Compensation Committee. The process by which the Board and the Compensation Committee oversee executive compensation risk is described in greater detail within the Compensation Discussion and Analysis (CD&A) section.

2021 Proxy Statement 21

Governance of Eversource Energy
Cyber and Physical Security Risk

The Company’s policies and practices continue to allow it to protect its cyber and operational assets. At the same time, the Board and its Committees continue to provide substantial and focused attention to cyber and system security. Comprehensive cyber security reports are provided and discussed at each meeting of the Finance Committee, which has primary responsibility for cyber and system security oversight at the Committee level. These reports are provided to all members of the Board and are discussed by the Board at the time the Finance Committee Chair reports on the Committee’s meetings. The reports focus on the changing threat landscape and the risks associated with the Company, describe cyber security drills and exercises, any attempted breaches, cyber incidents within the utility business and all over the world, and mitigation strategies, including insurance. In addition, assessments by third-party experts of cyber and physical security risks to the utility industry and the Company in particular are provided periodically. The Company regularly reviews and updates its cyber and system security programs and the Board and its Committees continue to enhance their strong oversight activities, including joint meetings of the Audit and Finance Committees, at which cyber and system security programs and issues that might affect the Company’s financial statements and operational systems are discussed by both Committees with financial, information technology, legal and accounting management, other members of the Board, representatives of the Company’s independent registered public accounting firm, and outside advisors and expert speakers.

Eversource Sustainability/ESG/Climate Risk

Sustainability is embedded into how we conduct our business today and for future generations, with environmental, social and governance (ESG) initiatives fully integrated into the policies and principles that govern our Company. One important example of our continued sustainability leadership includes setting a goal to be carbon neutral in our operations by 2030, while serving as a key catalyst for clean energy in New England. Through this leadership, we meet the sustainability and ESG expectations of our shareholders, customers, employees, regulators and the communities we serve. We are committed to top-tier reliability, superior customer service and effective corporate governance. We are continuously expanding energy options for our region, have a best in the country energy efficiency program, implement best practices in human capital management and environmental stewardship, and provide transparency and clarity about our position and our performance on these topics. Our policies and programs have been recognized for their excellence throughout the industry and by independent trade groups, sustainability raters and the media.
•
We have been a leader within our trade groups, the Edison Electric Institute and the American Gas Association, in developing and adopting standardized ESG disclosures for our industry.

•
We are active in the Electric Utility Industry Sustainable Supply Chain Alliance, working to embed sustainability throughout our supply chain.

•
The awards and recognitions we received in 2020 are further evidence of our leadership in corporate responsibility. For further information on the awards we have received, please see “2020 Sustainability/ESG” appearing in the CD&A section of this proxy statement.
Environmental Sustainability
Emission reductions, protection of natural resources and environmental accountability
Climate Leadership. At Eversource, we continuously assess the physical and transitional impacts related to climate change. Our assessment includes evaluating the impacts of more severe weather events, regulatory and financial risks, changing customer behavior, opportunities to reduce emissions in our operations and the region through clean energy investments, energy efficiency programs and emerging technologies. We take measures to prepare for and manage the potential effects of climate change and severe weather, including:
•
Risk management

•
Overhead and electrical hardening

•
Distribution automation

•
Environmentally responsible vegetation management

•
Resiliency design in flood-prone areas

Our employees are committed to ensuring that our comprehensive emergency preparedness and resiliency plans will help keep our communities safe during extreme weather events.
Carbon Neutral Goal by 2030. At Eversource, we are dedicating ourselves to meet an industry-leading target to reduce our greenhouse gas footprint and reach carbon neutrality by 2030.

22 2021 Proxy Statement

Governance of Eversource Energy
We are focused on achieving our goal by reducing our emissions in five key operational areas:
•
Line loss, or the energy lost when power is transmitted and distributed across our electric system (one of the industry’s greatest challenges), by enabling a cleaner mix of energy in the grid and improving efficiencies in our transmission infrastructure.

•
Our natural gas distribution system by replacing aging steel pipes to reduce methane leaks.

•
Electricity and fuel use at our offices and facilities by upgrading HVAC equipment with more efficient models, and replacing energy-intensive lighting with LED’s.

•
Our company vehicle fleet by adding electric and hybrid vehicles.

•
Adopting innovative solutions to replace the commonly used sulfur hexafluoride (SF6), a potent greenhouse gas used in electric equipment.

We have also integrated the recent acquisition of the assets of Columbia Gas of Massachusetts and other growth plans within our service territory into our plans to reach full carbon neutrality by 2030.
Although our goal is aggressive, we remain committed to our sustainability vision and to the efforts necessary to achieve success. We are engaging our employees to create unique opportunities for them to contribute to the goal. We are leveraging current partnerships and building new ones to foster technological solutions to carbon reduction challenges.
Unlike many electric utilities that operate large fossil fuel generation fleets, Eversource is a small contributor to our region’s greenhouse gas (GHG) emissions. Nevertheless, the investments we sponsor and expect to grow over the coming decade can contribute significantly to reducing the carbon footprint of our service territory and our 4.3 million customers. We are also committed to supporting regional goals addressing climate change. Our long-term strategy is rooted in being a principal catalyst for decarbonizing the grid with clean energy in New England. Our vision to lead our industry in sustainability includes investments in renewable energy sources, like wind and solar power — both of which will play an important role in our region’s clean energy future.
Energy Efficiency. Eversource continues to work with our customers throughout our service territories to improve their energy efficiency.
•
Eversource invested approximately $535 million in 2020 in energy efficiency and related services, which continues to be the best and most economical way that we can reduce emissions and fight climate change. In response to the pandemic, we repositioned our services with customers and the business partners in our ecosystem, performing some 10,000 virtual assessments, conducting upskilling/training programs with over 800 contractors, and conducting new health and safety training programs with more than 4,400 contractors to get them back to work.

•
We were selected by the U.S. Air Force for a $10 million reliability project for Hanscom Air Force Base in Middlesex County, Massachusetts, and celebrated the successful completion of an unprecedented energy infrastructure project involving nearly $40 million in energy efficiency capital improvements at the U.S. Coast Guard Academy in New London, Connecticut. This Eversource-led project to increase the resiliency and efficiency of the Coast Guard Academy’s campus was made possible by the largest utility energy service contract in the Department of Homeland Security’s history.

2021 Proxy Statement 23

Governance of Eversource Energy
•
We have energized over 300 electric vehicle charging infrastructure sites in three years, one of the fastest build-outs anywhere in the nation, which included energizing one site with over 250 ports. Our Peak Demand management programs, which create an active market to leverage Distributed Energy Resources for the benefit of the system, received awards for their scale and scope.

•
We continue to provide a national leading, comprehensive set of customer-facing services that provide solutions and cost savings to all of our customer classes: residential, municipal, commercial and industrial.

Natural Gas. We continue to reduce methane emissions within our natural gas service territories, including the newly-acquired assets of Eversource Gas Company of Massachusetts. We are actively pursuing ways to incorporate responsible and renewable natural gas into our supply portfolio, which will help address customer concerns around environmental stewardship and decarbonization of the service we provide.
•
We remain focused on the replacement of aging bare-steel and cast-iron natural gas pipelines to enhance safety and minimize the release of methane emissions into the atmosphere.

•
In 2020, we received approval to pilot a networked geothermal system within our eastern Massachusetts gas service territory as an alternate, low-carbon thermal solution to meet our customers’ energy needs.

•
We continue to investigate opportunities to incorporate longer-term solutions to decarbonize the natural gas product for our customers, such as the use of hydrogen, and additional ways to leverage our natural gas assets in the future for potentially integrating renewables.

Water. Eversource is committed to the protection of water resources through conservation, water quality management and water saving technologies.
•
Our water delivery subsidiary, Aquarion Company, administers conservation programs to ensure that local water supplies remain sufficient for critical needs such as human consumption and fire protection. Long-range initiatives are underway to ensure the reliability of our sources of supply into the future.

•
Aquarion’s reservoirs are surrounded by more than 15,000 acres of forest, which serve as both a critical safeguard and an invaluable resource. This commitment to providing the highest quality water is evidenced by actions such as the acquisition of a conservation easement in Connecticut and additional property in New Hampshire in order to increase the amount of area protected for drinking water supply.

•
Aquarion continually conducts site inspections and monitors land use activities and water quality at hundreds of locations throughout our watershed and aquifer areas.

•
Aquarion’s commitment to clean water and to the employees who help to fulfill that commitment was recognized in 2020 by the Business Council of Fairfield County, Connecticut as a Platinum Level Healthy Workplace, as a Top Workplace Award for Mid-Sized Businesses recipient by Hearst Connecticut Media, and as the Number 2 mid-size water utility in the Northeast by J.D. Power.

Environmental Stewardship. We take great care to promote conservation and responsibly manage natural and cultural resources.
•
Our focus on environmentally sensitive rights-of-way maintenance practices is designed to minimize impacts to important resource areas and promote critical diverse habitats.

•
Our vegetation management program is an industry best-practice plan to balance the needs of our customers and communities with the goal of providing safe, reliable electric service for our customers, while monitoring the growth of forested areas near power lines.

•
Eversource partners with State Historic Preservation and Tribal Historic Preservation offices to identify and protect cultural resources of significance during construction projects.

•
We continue to manage the Eversource Land Trust to protect open space and critical resource areas and wildlife habitat.

Transparency and Accountability. We hold ourselves accountable for the impact our business might have on the environment, meeting and in many cases exceeding environmental laws, and regulatory commitments and requirements.
•
We actively work with customers, community members, environmental groups, regulatory agencies, and civic and business partners to promote transparent operations.

•
Our employees, as well as vendors, suppliers and contractors, are expected to adhere to all environmental laws as stated in our Code of Business Conduct, Supplier Code of Conduct and procurement process.

•
We are committed to tracking and monitoring our progress through a set of metrics that are reviewed regularly by executive leadership and we work every day to ensure that our operations focus on environment protection.

24 2021 Proxy Statement

Governance of Eversource Energy
Social Sustainability
Actions that care for people and engage stakeholders
Reliability & Resiliency. Eversource continues to make significant investments in projects and upgrades to modernize our electric system, which enhances reliability for our customers, makes the electric grid more resilient to extreme weather events, and provides greater access to new renewable power sources. This enables the region to accelerate retirements of older, higher emission coal and oil-fueled power plants, and creates a more reliable and efficient electric grid that will help meet aggressive GHG reduction goals.
•
We are investing in technologies to enhance the ability of the electric distribution system to incorporate solar, demand response, energy storage and other distributed energy resources, while continuously improving the safety, security, reliability, resiliency, cost effectiveness of our electric delivery infrastructure and encouraging customer engagement.

•
Eversource is implementing an approved program in Massachusetts that includes investment in advanced sensing and monitoring, distribution automation, advanced voltage management, and load flow modeling software.

•
The Company is also actively participating in regulatory proceedings in Connecticut and New Hampshire to expand the impact of further investments in grid modernization to all Eversource electric distribution customers.

Diversity & Inclusion. We acknowledge the ongoing physical and emotional pain caused by racism and injustice in our society and know that our commitment to Diversity and Inclusion (D&I) is critical to building an empowered and engaged team that delivers great service safely to our customers. It also calls for greater racial equity and social justice in our communities and workplaces. In 2020, Eversource updated its D&I strategy to include a Racial Equity and Social Justice Plan, with three areas of focus: building a more inclusive workplace, increasing leadership commitment, and further enhancing support for our diverse communities and minority suppliers. We communicated to our employees and stakeholders our commitments to developing a workforce that fully reflects the diversity of the people and communities we serve. We continue to make progress year over year to become a more diverse and inclusive workplace; as shown in the data that we keep and track as part of our EEO-1 reporting compliance, in three years we have increased diversity leadership promotions and hires from 37% to 47.6%, workforce representation of diverse employees from 16% to 18.6%, and diversity slate of candidates from 50% to 57%. We have increased our emphasis on workforce representation of women, and although our progress has been steady, with women making up 26% of the workforce, we will continue to focus our efforts to increase the number of women in our Company’s workforce. Eversource reaffirms its beliefs and commitments in equal employment opportunity for all employees and applicants for employment in all terms and conditions of employment. D&I are a part of our core values, with focus areas that result in better business outcomes. These commitments help us reach our goal of developing a workforce that fully reflects the diversity of the people and communities we serve. While we continue to see progress in our commitments, we know that there is still work to be done. Progress will be a marathon not a sprint.
Our Chief Executive Officer signed the CEO ACTION for Diversity & InclusionTM pledge and committed to advance diversity and inclusion in our workplace to drive accountability for progress throughout our organization. He also signed the Paradigm for Parity, a coalition comprised of business leaders, board members and academics committed to addressing the corporate leadership gender gap. In addition, employees participated in a series of town halls on systemic racism led by the CEO and senior leadership.
Our D&I Council and six Business Resource Groups (BRG) actively contribute to the integration of D&I practices across all three states, promoting understanding, awareness and commitment to D&I across the Company. In 2020, listening sessions were conducted with our BRG and Racial Equity Task Force. The BRGs also launched a webinar series on employee resilience and self-care.
D&I starts with our Board of Trustees, which as noted in the Board of Trustees section of this proxy statement, is one of the most diverse in our industry. Eversource’s Board of Trustees is committed to diversity and inclusion and receives regular monthly progress updates. Our Governance, Environmental and Social Responsibility Committee recently amended its charter and changed its name to reflect its responsibilities to oversee ESG, including all aspects of workforce and workplace diversity and inclusion.
We continue to receive numerous local and national awards recognizing us as a diversity employer of choice. These include recognition for the third year in a row in Bloomberg’s Gender-Equality Index for our commitment to transparency in gender reporting and promoting women’s equality in the workplace; by The National Organization on Disability for helping to lead the way in disability inclusion and tapping into the many benefits of hiring talent who are differently-abled; recognition by Forbes/JUST Capital for our positive impact and leadership on fair pay, ethical leadership, good benefits and work-life balance, equal opportunity, customer treatment and privacy, community support, environmental impact,

2021 Proxy Statement 25

Governance of Eversource Energy
and delivering shareholder return; and by the U.S. Department of Labor as a HIRE Vets Medallion Award recipient for our commitment to recruiting, employing, and retaining veterans.
Human Capital. As the industry faces a major depletion of its workforce, Eversource has had to adapt in how we recruit newly skilled employees. Nearly half of existing utility workers are moving toward retirement, and many years of training are required to replace these roles. Strategic workforce plans are developed every year as part of the annual business planning process to identify long-range needs to ensure that we acquire, develop and retain diverse, capable talent. Eversource continuously looks for innovative ways to replenish the workforce by expanding and changing programs to meet business needs and specifically building a pipeline of individuals who are technically oriented, with an interest in career advancement. The development of several unique pipeline programs in partnership with colleges and internal training has proven to be a successful strategy. Eversource has four established community college partnership programs that feed our craft roles, an Engineering Professional Development Program, two Cohort programs for Transmission and a robust intern/co-op program.
At Eversource, we strive to provide employees with access to job-related learning opportunities and leadership development programs. Our training and change management plans focus on enhancing company knowledge as well as system and technical skills to employees to continue their professional development by promoting educational opportunities.
Employee development programs are aligned to strategic workforce planning to support succession planning within all levels of the organization. Tuition assistance programs, paid internships, co-ops and other pipeline development programs ensure future workforce technical skills and competencies.
Employee Engagement is important to us. We know that companies that have engaged employees deliver great customer service to their customers. COVID-19 required a pivot to virtual engagement and delivery of our learning and development programs, converting them to align to best virtual delivery practices and data-based analysis tracked user readiness. Attendance, competency and confidence metrics were met or exceeded for all projects. Our principle is to “Listen to our employees; Learn where there is progress and opportunity; and Take Action to ultimately improve our Company.” Embedded in our Employee Engagement Survey are Culture Metric questions to gauge how the Company can continue to support a customer-centric culture by providing great customer service. We conduct a biannual Employee Engagement Survey and supplemental pulse surveys to measure progress on our employee engagement index to identify areas of high performance and areas of opportunity. We regularly pulse our employees for their perspectives through our employee online community, listening sessions with BRGs, pulse surveys, and employee meetings, in addition to conducting a biannual full census survey. This feedback helped inform our response to needs that employees had around working remotely, and how to best serve customers during the pandemic.
Our Communities. Eversource is committed to the health and economic well-being of the residents, businesses and institutions of Connecticut, Massachusetts and New Hampshire.
•
In 2020, we provided $8.1 million in grants and other local support to nonprofit organizations and charitable regional activities across our tri-state service area.

•
In 2020, our employees devoted more than 26,000 hours to volunteerism and maintaining strong partnerships with key community organizations across New England, including our continued support of the Eversource Walk for Boston Children’s Hospital, the Eversource Everyday Amazing Race for Massachusetts General Hospital, the Eversource Hartford Marathon, the Eversource Walk and 5K Run for Easter Seals New Hampshire, the United Way, and the Special Olympics.

Sustainability Governance
Effective leadership, financial stability and strong ethics
Sustainability is embedded into our governance processes, and Board level oversight of ESG is reflected in many of the financial, operational and sustainability/ESG accomplishments outlined in the CD&A section of this proxy statement. Our risk management, long term strategy development and ethical business practices not only ensure the sustainability of our business but are critical to our commitment to providing superior customer service and supporting our communities.
Our Senior Vice President, Communications, External Affairs and Sustainability works with executive-level management from key ESG areas and oversees a team of employees that engages with operational and business partners to develop and manage strategic priorities, oversee GHG emission reduction initiatives, set sustainability goals and coordinate sustainability reporting. Our sustainability team meets regularly throughout the year to assess current practices and identify improvement opportunities.
•
The Corporate Governance Committee now has primary oversight of ESG and has changed its name to the Governance, Environmental and Social Responsibility Committee. The Committee reports each meeting to the Board of Trustees, who receive all Committee presentation materials. As outlined in the “Board’s

26 2021 Proxy Statement

Governance of Eversource Energy
Oversight of Risk” section of this proxy statement, the Finance Committee is responsible for oversight of the Company’s ERM program, which utilizes a well-defined enterprise-wide methodology designed to allow executives to identify, categorize, prioritize, and mitigate principal risks to the Company. In addition to known risks, the ERM program identifies emerging risks and considerations including sustainability and climate change.
•
Key performance metrics that focus directly on ESG, including sustainability, safety, diversity and inclusion, customer experience, and clean energy strategic projects, are periodically reported on at management presentations.

•
The Compensation Committee includes safety, diversity and sustainability/ESG performance goals to measure our executive compensation performance.

•
Similar reports and presentations are made to our Board of Trustees on an ongoing basis, which along with the Committee, actively participates and includes ESG implications and considerations as part of their oversight activities and responsibilities.

Corporate and Compensation Governance. We remain committed to effective corporate governance and executive compensation standards.
•
Our diverse Board of Trustees is “super independent” (91 percent of this year’s Trustee nominees are independent).

•
Our governance standards include: majority of outstanding shares Trustee election requirement, board and committee self-assessment and refreshment mechanisms, proxy access, mandatory trustee retirement age, and a vigorous shareholder engagement program.

•
Our executive compensation governance program includes share ownership and holding requirements for Trustees and executives, an expanded clawback policy, broad hedging and pledging prohibition, and double-trigger change in control agreements.

Sustainable Investment Opportunity. Eversource has actively sought investment from socially responsible investment funds for the past several years.
•
As of the end of 2020, Eversource shares were held by 182 funds based in North America and Europe that are either dedicated socially responsible funds or part of a family of funds that screen stocks for ESG attributes before certifying them for investment. Many of these funds exclude a number of U.S. electric utilities from their portfolios, particularly if coal represents a significant source of generation. We consider our sustainability profile to be a competitive advantage in attracting equity capital.

•
In 2020, our NSTAR Electric subsidiary completed our second issuance of “Green Bonds,” with proceeds used to support our industry-leading, low-carbon, clean energy initiatives. The proceeds from the ten-year $400 million, 3.95% debentures were used to fund our various energy efficiency initiatives, which help make our customers’ homes and businesses more efficient. The favorably low rate reflects extremely high investor demand and our strong credit rating profile.

•
Eversource is committed to helping our region reduce carbon emissions through investments in renewable energy with our partner Ørsted, the world’s leader in offshore wind development, to build offshore wind projects with capacity for at least 4,000 MW located south of Rhode Island and Massachusetts.

Number of ESG and Infrastructure Funds Holding Eversource Shares Is Growing Rapidly

260
240
220
200
180
160
140
120
100
80
60
40
20
0
43
95
45
108
48
143
66
163
78
182
2016
2017
2018
2019
2020
ESG
Infrastructure

Shareholder Engagement

We continued to grow our shareholder engagement program, whereby we engage throughout the year with our shareholders, participating in meetings, most of them virtual, with both our investors’ financial teams and their corporate governance and ESG specialists. In 2020, we again reached out to shareholders representing a substantial majority of our total outstanding shares. Some of our shareholders responded to us noting that they were aware of our governance, social responsibility, and compensation policies and practices, and did not feel a call or virtual meeting was necessary. Approximately 13 institutional holders requested or responded to our invitation for a call or virtual meeting. Eversource representatives who attended these meetings over the past

2021 Proxy Statement 27

Governance of Eversource Energy
12 months have included a recent meeting attended by our Lead Trustee, while all meetings included our investor relations executive and our Secretary. The investors who requested such meetings owned approximately 34 percent of our outstanding shares as of December 31, 2020. At the meetings, we provided our shareholders with written information prior to the meetings that summarizes our financial performance; ESG, climate change and sustainability programs, policies, and accomplishments; and overall corporate governance and executive compensation policies and practices; the sessions themselves vary according to the issues that are of greatest interest to our holders. Further information is available to all investors on our website in a presentation identified as “Eversource: A Sustainable Investment Opportunity.” Meeting topics have included enterprise risk, Board member refreshment, Board self-assessments, various governance-related provisions contained in our Declaration of Trust, Corporate Governance Guidelines, and Committee charters, stock incentive plan metrics, and
Board and workplace diversity. Most meetings that took place in the second half of the year began with a fulsome discussion of how we have responded as a company overall to COVID-19. As a result of these shareholder engagement sessions, we have made changes to our governance and executive compensation policies and disclosures, including an increase in the percentage of Performance Shares in our 2021 long-term incentive program to 75 percent. In addition to the pandemic, a significant part of the discussions in 2020 continued to focus on ESG and climate change, including our Company’s multi-faceted clean energy initiatives and carbon reduction efforts and our ambitious 2030 carbon neutrality goal. We also continued our active year-round program, which in 2020 included 280 virtual and in-person meetings with our institutional investors, approximately 174 of which included a member of senior management. Eversource continues to gain interest from ESG focused shareholders and others as an especially attractive socially responsible investment.

Political Activity

We believe it to be in the best interest of Eversource and its shareholders, customers, employees and the communities we serve for us to participate in the political process where appropriate and legally permissible.
Our political activity is very limited. We do not use any corporate funds to contribute to political parties or candidates. This prohibition includes independent political expenditures made in direct support of or in opposition to a campaign and payments made to influence the outcome of ballot measures. We do participate through our membership in utility industry trade associations and related organizations, by lobbying elected and appointed officials and administering our employee led political action committees (PACs). Decision-making, governance and oversight processes are in place to ensure such contributions and expenditures are legally permissible and in the best interests of Eversource and its stakeholders.
We have in the past also contributed or paid dues to a very small number of national and state governors’ associations and state and local economic and community organizations, with whom we partner to advance the interests of the communities where we provide service. All contribution decisions are based on advancing these interests, and not on the personal preferences of our executives or any other persons or interests.
Any expenditures made by Eversource are made in accordance with and subject to all limitations and conditions of laws, rules and regulations. Contributions and dues payments are reviewed by the Company’s Legal Department and/or Chief Compliance Officer and are
coordinated with internal legislative and community affairs managers. We also support the individual rights of Eversource employees to participate in the political process; however, we do not reimburse employees for any political contributions or expenses.
All requests for contributions or other expenditures to be made by Eversource to a political organization or membership in a trade association are required to be submitted to at least one senior executive officer for review and approval, who are required to confirm that the proposed contribution or expenditure is in the best interests of Eversource and its stakeholders, and that any requested contribution or expenditure complies with all applicable laws, rules and regulations, and the policy.
Eversource Energy and its lobbyists file reports with the U.S. Congress on a regular basis disclosing information about their lobbying activities. These reports are available for review on the websites of the U.S. House of Representatives and the U.S. Senate, as noted below.
Eversource also files lobbyist reports in Connecticut, Massachusetts, New Hampshire and New York, and any lobbyists that the Company works with in New Hampshire also file individual reports that identify their clients.
Senior executives report on political activities and expenditures at least annually to the Governance, Environmental and Social Responsibility Committee, which reviews and oversees the Company’s political activity and this policy.

28 2021 Proxy Statement

Governance of Eversource Energy
Written reports of dues paid and expenditures made to political organizations, trade associations and other qualified organizations, along with lobbyist reports are provided to the Governance, Environmental and Social Responsibility Committee and to the full Board of Trustees, and a summary of the report disclosing all such dues paid and expenditures is posted on the Company’s website along with our policy. Our current Zicklin Index rating, as published by the Center for Political Accountability, a recognized overseer of corporate political activity and policy, is 85.7, representing top-tier performance.
Eversource encourages its employees to be active members of their communities. Along with participation in civic, charitable and volunteer activities, this includes participation in the political process. Eligible employees may make voluntary contributions to our employee administered Political Action Committees. All contributions made by the PACs are approved by the PAC Steering Committees and are publicly disclosed.
Our complete Political Activity Policy, which includes all Company contributions made over the past five years, is available on our website at www.eversource.com/ content/general/about/investors/corporate-governance/political- activity-policy.

Trustee Independence
We have adopted Corporate Governance Guidelines incorporating independence standards that meet the listing standards of the NYSE. In addition, we have adopted an additional standard under which a charitable relationship will not be considered to be a material relationship that would impair a Trustee’s independence if a Trustee serves as an officer or director of a charitable organization, and our discretionary charitable contributions to the organization, in the aggregate, do not exceed the greater of $200,000 or two percent of the organization’s total annual charitable receipts or latest publicly available operating budget. The Corporate Governance Guidelines are available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/guidelines and the Trustee Independence Guidelines are available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/board-independence-guidelines.
The Governance, Environmental and Social Responsibility Committee conducts an annual review of the independence of the members of the Board, including all nominees, and reports its findings to the full Board. Applying the Corporate Governance Guidelines, the Committee, assisted by legal counsel, reviews and considers relationships and transactions between Eversource Energy, its affiliates and subsidiaries, and each Trustee, entities affiliated with him or her, and/or any member of his or her immediate family. The Committee also reviews Eversource Energy’s charitable donations to organizations in which the Trustees or their immediate family members serve as officers or directors. Similarly, the Committee examines relationships and transactions between each Trustee and our independent registered public accounting firm as well as entities associated with our senior management. The Committee determined on February 9, 2021 that none of these relationships was material to the nominees for Trustee or likely to impair the independence of any of the nominees for Trustee.
The Board of Trustees separately considered that the utility operating company subsidiaries of Eversource Energy provide electric service, natural gas service or water service to the residences of Trustees and/or companies with which some of the Trustees are associated. These utility services are provided in the ordinary course of business, on an arm’s length basis and pursuant to rates determined by the applicable public utility commission and available to all similar customers of the utility. The Board has determined that relationships that exist solely due to an individual or entity purchasing electric service, natural gas service or water service from any of the utility operating company subsidiaries of Eversource Energy in the ordinary course of business, on an arm’s length basis and pursuant to rates determined by the applicable public utility commission, are immaterial to the independence of the Trustees.
On February 9, 2021, based on the recommendation of the Governance, Environmental and Social Responsibility Committee following its review, the Board of Trustees affirmatively determined that each of the Trustees, with the exception of Mr. Judge, our Chairman, President and Chief Executive Officer, satisfied the independence criteria (including the enhanced criteria with respect to members of the Audit and Compensation Committees) set forth in the current listing standards and rules of the NYSE and the SEC and under our Corporate Governance Guidelines.
Related Person Transactions
The Board of Trustees has adopted a Related Person Transactions Policy, which is administered by the

2021 Proxy Statement 29

Governance of Eversource Energy
Governance, Environmental and Social Responsibility Committee. The Policy generally defines a Related Person Transaction as any transaction or series of transactions in which (i) Eversource Energy or a subsidiary is a participant, (ii) the aggregate amount involved exceeds $120,000 and (iii) any Related Person has a direct or indirect material interest. A Related Person is defined as any Trustee or nominee for Trustee, any executive officer, any shareholder owning more than five percent of our total outstanding shares, and any immediate family member of any such person. The Board has determined that the provision of utility services noted in the previous section does not constitute a Related Person Transaction for the same reasons as those reviewed in the previous section’s discussion of independence. Management submits to the Governance, Environmental and Social Responsibility Committee for consideration any proposed Related Person Transaction. The Governance, Environmental and Social Responsibility Committee recommends to the Board of Trustees for approval only those transactions that are in our best interests. Related Person Transactions are also considered in light of the requirements set forth in our Code of Business Conduct, including the Conflicts of Interest Policy, and our Code of Ethics for Senior Financial Officers. If management causes us to enter into a Related Person Transaction prior to approval by the Committee, the transaction will be subject to ratification by the Board of Trustees. If the Board determines not to ratify the transaction, then management will make all reasonable efforts to cancel or annul such transaction. On February 9, 2021, based on facts of which we are aware, as reported on the Trustees questionnaires completed by each Trustee and on reviews of all transactions involving the Company and all Related Persons conducted by both management and our independent registered public accounting firm, and after applying the NYSE Listing Standards and the Trustee Independence Guidelines, the Board of Trustees determined that none of the Eversource Related Persons, including the Trustees, has a direct or indirect material interest in any transaction involving the Company or its subsidiaries.

The Code of Ethics and the Code of Business Conduct

We have adopted a Code of Ethics for Senior Financial Officers (Chief Executive Officer, Chief Financial Officer and Controller) and a Code of Business Conduct which include requirements applicable in whole or in part to all of the Trustees, directors, officers, employees, contractors and agents of Eversource Energy and its subsidiaries. The Code of Ethics is available on our website at www.eversource.com/Content/general/about/investors/corporate-governance/code-of-ethics-for-senior-financial-officers, and our Code of Business Conduct is available on our website at www.eversource.com/Content/docs/default-source/Investors/Code_of_business_conduct. You may obtain a printed copy of the Code of Ethics and the Code of Business Conduct, without charge, by contacting our Secretary at the address set forth on page 74 of this proxy statement. Any amendments to or waivers under the Code of Ethics or the Code of Business Conduct will be posted to our website at www.eversource.com/Content/general/about/investors/corporate- governance.

Communications from Shareholders and Other Interested Parties

Interested parties, including shareholders, who desire to communicate directly with the Board of Trustees, the non-management Trustees as a group, or individual Trustees, including the Lead Trustee, Mr. Van Faasen, should send written communications in care of our Secretary at the mailing address set forth on page 74 of this proxy statement. The Secretary will review each communication and forward all communications that properly identify the sender to the intended recipient or recipients, other than those relating to billing and service issues, which are forwarded directly to a specialized team for resolution.

30 2021 Proxy Statement

Securities Ownership of Certain Beneficial Owners
The following table provides information as to persons who are known to us to beneficially own more than five percent of the common shares of Eversource Energy. We do not have any other class of voting securities.
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, Pennsylvania 19355	40,913,941(1)	11.93%(1)
BlackRock, Inc. 55 East 52nd Street New York, New York 10055	30,408,772(2)	8.9%(2)
Magellan Asset Management Limited d/b/a MPG Asset Management MLC Centre, Level 36 19 Martin Place Sydney NSW 2021 Australia	25,533,531(3)	7.45%(3)
State Street Corporation State Street Financial Center One Lincoln Street Boston, MA 02111	19,603,630(4)	5.72%(4)

(1)
Based solely on a Schedule 13G/A filed with the SEC on February 10, 2021, reporting that as of December 31, 2020, The Vanguard Group, Inc. had the shared power to vote or direct the vote of 780,748 common shares, the sole power to dispose or direct the disposition of 39,188,200 common shares, and the shared power to dispose or direct the disposition of 1,725,741 common shares.

(2)
Based solely on a Schedule 13G/A filed with the SEC on January 29, 2021, reporting that as of December 31, 2020, BlackRock, Inc. beneficially owned and had the sole power to vote or direct the vote of 25,836,385 common shares and the sole power to dispose or direct the disposition of 30,408,772 common shares.

(3)
Based solely on a Schedule 13G filed with the SEC on February 10, 2021, reporting that as of December 31, 2020, Magellan Asset Management Limited d/b/a MPG Asset Management had the sole power to vote or direct the vote of 21,310,534 common shares and the sole power to dispose or direct the disposition of 25,533,531 common shares.

(4)
Based solely on a Schedule 13G filed with the SEC on February 9, 2021, reporting that as of December 31, 2020, State Street Corporation and certain subsidiaries had the shared power to vote 17,748,440 common shares and the shared power to dispose of 19,603,630 common shares.

2021 Proxy Statement 31

Common Share Ownership of Trustees and Management
The table below shows the number of our common shares beneficially owned as of March 1, 2021, by each of our Trustees and Named Executive Officers, as well as the number of common shares beneficially owned by all of our Trustees and executive officers as a group. We do not have any other class of voting securities. Together, these individuals beneficially own less than one percent of our outstanding common shares. The table also includes information about restricted share units and deferred shares credited to the accounts of our Trustees and executive officers under certain compensation and benefit plans. The address for the shareholders listed below is c/o Eversource Energy, 300 Cadwell Drive, Springfield, Massachusetts 01104.
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)(2)
Gregory B. Butler	86,479(3)
Cotton M. Cleveland	67,054
James S. DiStasio	34,408
Francis A. Doyle	29,607(4)
Linda Dorcena Forry	7,669
Gregory M. Jones	3,179
James J. Judge	329,348(3)
John Y. Kim	23,349
Kenneth R. Leibler	42,870
Philip J. Lembo	66,739(3)(5)
David H. Long	5,040
Joseph R. Nolan, Jr.	103,982(3)
Werner J. Schweiger	227,590(3)(6)
William C. Van Faasen	54,016
Frederica M. Williams	20,916
All Trustees and Executive Officers as a group (17 persons)	1,167,228(7)

(1)
The persons named in the table have sole voting and investment power with respect to all shares beneficially owned by each of them, except as noted below.

(2)
Includes restricted share units, deferred restricted share units and/or deferred shares, including dividend equivalents, as to which none of the individuals has voting or investment power, as follows: Mr. Butler: 10,840 shares; Ms. Cleveland: 60,105 shares; Mr. DiStasio: 22,639 shares; Mr. Doyle: 22,639 shares; Ms. Forry: 7,669 shares; Mr. Jones: 3,179 shares; Mr. Judge: 59,406 shares; Mr. Kim: 8,349 shares; Mr. Leibler: 22,639 shares; Mr. Lembo: 13,944 shares; Mr. Long: 5,040 shares; Mr. Nolan: 11,845 shares; Mr. Schweiger: 95,500 shares; Mr. Van Faasen: 17,765 shares; and Ms. Williams: 19,578 shares.

(3)
Includes common shares held as units in the 401k Plan invested in the Eversource Energy Common Shares Fund over which the holder has sole voting and investment power (Mr. Butler: 6,587 shares; Mr. Judge: 28,053 shares; Mr. Lembo: 222 shares; Mr. Nolan: 20,100 shares; and Mr. Schweiger: 849 shares).

(4)
Includes 333 common shares held by Mr. Doyle’s spouse. Mr. Doyle disclaims beneficial ownership of the common shares held by his spouse.

(5)
Includes 557 common shares held by Mr. Lembo in a custodial account and 125 shares held in a charitable trust over which Mr. Lembo has sole voting and investment power.

(6)
Includes 3,196 common shares held in a trust of which Mr. Schweiger is the trustee and beneficiary; 437 shares in a trust of which Mr. Schweiger’s spouse is the trustee and beneficiary; and 433 shares held by Mr. Schweiger’s spouse in a custodial account.

(7)
Includes 396,504 unissued common shares. See note 2.

32 2021 Proxy Statement

Trustee Compensation
The Compensation Committee periodically reviews the compensation of our non-employee Trustees and, when it deems appropriate and upon consultation with the Committee’s independent compensation consultant, recommends adjustments to be approved by the Board of Trustees. The Compensation Committee recommends to the Board compensation for the Trustees based on competitive market practices for both the total value of compensation and the allocation of cash and equity. The Committee uses data obtained from similarly sized utility and general industry companies as guidelines for setting Trustee compensation. The level of Trustee compensation recommended by the Committee and approved by the Board enables us to attract Trustees who have a broad range of backgrounds and experiences.
Each non-employee Trustee serving on January 1 receives a grant under the Company’s Incentive Plan, effective on the tenth business day of such year, consisting of the number of restricted stock units (RSUs) resulting from dividing $160,000 by the average closing price of our common shares as reported on the NYSE for the 10 trading days immediately preceding such date and rounding the resulting amount to the nearest whole RSU. RSUs generally vest on the next business day following the grant. Non-employee Trustees may elect deferral or distribution of up to 100 percent of the common shares issuable in respect of such RSUs immediately upon vesting of their RSU grant, subject to satisfaction of the Trustee share ownership guidelines. The distribution of all common shares entitled to be received upon vesting, but not distributed immediately, is deferred until the tenth business day of January of the year following retirement from Board service. Any individual who is elected to serve as a Trustee after January 1 of any calendar year receives an RSU grant prorated from the date of such election and granted on the first business day of the month following such election.

2020 Trustee Compensation
Compensation Element	Amount
Annual Cash Retainer	$115,000
Annual Stock Retainer	$160,000
Board and Committee Attendance Fees	None
Annual Lead Trustee Retainer	$30,000
Annual Committee Chair Retainer	$25,000 Audit Committee $15,000 Compensation Committee $15,000 Governance, Environmental and Social Responsibility Committee $15,000 Finance Committee
Annual cash retainers of $115,000 per Trustee, additional Committee Chair and Lead Trustee cash retainers and annual RSU grants for service on the Board for 2020 based on the amounts above were paid as described in this section.
The share ownership guidelines set forth in the Company’s Corporate Governance Guidelines require each Trustee to attain ownership of a number of common shares equal to a market value of at least five-times the then current annual cash compensation retainer for service on the Board. Trustees are required to defer or hold all shares awarded as annual stock compensation retainers until the guidelines have been met.
Prior to the year earned, each Trustee may also irrevocably elect to defer receipt of all or a portion of their cash compensation. Deferred funds are credited with deemed earnings on various deemed investments as permitted by the Company’s Deferred Compensation Plan. Deferred cash compensation is payable either in a lump sum or in installments in accordance with the Trustee’s prior election. There were no above-market earnings in deferred compensation value during 2020, as the terms of the Deferred Compensation Plan provide for market-based investments, including Company common shares.
Our Incentive Plan places a limit on the amount of total annual compensation that can be paid to any Trustee. When applicable, we pay travel-related expenses for spouses of Trustees who attend Board functions, but we do not pay tax gross-up payments in connection with any taxes on such expenses, nor do we pay pension benefits to our non-employee Trustees.

2021 Proxy Statement 33

Trustee Compensation
The table below sets forth all compensation paid to or accrued by each non-employee Trustee in 2020.
Trustee	Fees Earned Or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Cotton M. Cleveland	$125,000.00	$166,606.56	$291,606.56
Sanford Cloud, Jr.(3)	80,000.00	166,606.56	246,606.56
James S. DiStasio	130,000.00	166,606.56	296,606.56
Francis A. Doyle	140,000.00	166,606.56	306,606.56
Linda Dorcena Forry	115,000.00	166,606.56	281,606.56
Gregory M. Jones	76,666.67	115,361.84	192,028.51
John Y. Kim	115,000.00	166,606.56	281,606.56
Kenneth R. Leibler	115,000.00	166,606.56	281,606.56
David H. Long	115,000.00	166,606.56	281,606.56
William C. Van Faasen	150,000.00	166,606.56	316,606.56
Frederica M. Williams	115,000.00	166,606.56	281,606.56

(1)
Represents the aggregate dollar amount of all fees earned or paid in cash, including annual retainer fees and committee chair fees. Also includes the amount of cash compensation deferred at the election of the Trustee. For the fiscal year ended December 31, 2020, Mr. Doyle and Mr. Kim each deferred 100 percent of their cash compensation.

(2)
Reflects the grant date market value, based on a closing price of $87.32 per share on January 15, 2020, of 1,908 RSUs granted to all Trustees (except Mr. Jones) on January 15, 2020, and which vested on January 16, 2020. For Mr. Jones, reflects the grant date market value, based on a closing price of $85.58 per share on June 1, 2020, of 1,348 RSUs granted to Mr. Jones on June 1, 2020, and which vested on June 2, 2020. The number of RSUs granted to each Trustee was determined in accordance with the provisions set forth on the preceding page. The current non-employee Trustees held the following aggregate number of RSUs received as stock compensation, including dividend equivalents, at December 31, 2020: Ms. Cleveland: 60,106; Mr. DiStasio: 20,826; Mr. Doyle: 20,826; Ms. Forry: 5,856, Mr. Jones: 1,366; Mr. Kim: 6,536; Mr. Leibler: 20,826; Mr. Long: 3,227; Mr. Van Faasen: 17,765; and Ms. Williams: 17,765.

(3)
Mr. Cloud retired effective May 6, 2020.

34 2021 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) provides information about our compensation principles, objectives, plans, policies and actions for our Named Executive Officers. The discussion describes the specific components used in our compensation programs and approach to executive compensation, how Eversource Energy measures performance, and how our compensation principles were applied to compensation awards and decisions that were made by the Compensation Committee for our Named Executive Officers, as presented in the tables and narratives that follow. Given the unprecedented events of the past year, this discussion also describes how we effectively responded to the COVID-19 pandemic to safeguard our employees, customers and the communities that we serve, how the Compensation Committee considered the effects of the pandemic in its compensation decisions and how we worked to increase diversity in the workforce and raise awareness of the need for racial justice in our society. While this discussion focuses primarily on 2020 information, it also addresses decisions that were made in prior periods to the extent that these decisions are relevant to the full understanding of our compensation programs and the decisions that were made regarding 2020 performance. The CD&A also contains an assessment of performance measured against established 2020 goals and additional accomplishments, the compensation awards made by the Compensation Committee, and other information relating to our compensation programs, including:

➢
Summary of 2020 Accomplishments

➢
Pay for Performance Philosophy

➢
Executive Compensation Governance

➢
Named Executive Officers

➢
Overview of Our Compensation Program

➢
Market Analysis

➢
Mix of Compensation Elements

➢
Risk Analysis of Executive Compensation

➢
Results of 2020 Say on Pay Vote

➢
Elements of 2020 Compensation

➢
2020 Annual Incentive Program Assessment

➢
Long-Term Incentive Program

➢
Clawback and No Hedging and No Pledging Policies

➢
Share Ownership Guidelines and Retention Requirements

➢
Other Benefits

➢
Contractual Agreements

➢
Tax and Accounting Considerations

➢
Equity Grant Practices

➢
Compensation Committee Report

Summary of 2020 Accomplishments

2020 and the COVID-19 Pandemic
From the beginning of the COVID-19 pandemic, we set out to continue to focus first and foremost on the safety and well-being of our stakeholders, to do for each of the groups noted below what we might be able to do in order to help them navigate through the effects of the pandemic and to assist our customers, our employees, the people and organizations who live in and operate in the communities we serve, the society we live in, and you, our shareholders, in navigating the effects of the pandemic. We acted boldly and decisively as COVID-19 emerged as a public health crisis, and immediately implemented many changes to the way we conduct our business, while continuing to remain focused on our operational and financial performance.
The results and actions taken that we report in this CD&A relate to our 2020 performance in totality, some of which were specifically in response to the pandemic, and which have hopefully made living in a pandemic environment a little more tolerable. These include:
•
For our customers — We took steps to ensure that any personal contact between our employees (both in the field and those working remotely) and customers was performed safely and in accordance with all public health guidelines to reduce to the greatest extent possible the risk of transmission of the virus. We restored service following a substantial number of storms in a safe and effective manner, instituted a voluntary moratorium on customer shutoffs for non-payment, and offered broad payment and arrearage forgiveness plans to provide assistance from the economic pressures impacting our customers. We also made communicating with us easier, including the implementation of a new 24-hour call center, set up a dedicated team to help small business customers apply for COVID-19 related federal assistance, and we continued our industry-leading energy efficiency programs by quickly moving to virtual energy audits.
•
For our communities — We continued our support to our communities through volunteer activity and virtual events, with our employees contributing over 26,000 hours to volunteerism, and contributed $8.1 million in sponsoring or supporting the many events noted in this CD&A. Our sustainability accomplishments are making

2021 Proxy Statement 35

Compensation Discussion and Analysis
a difference in making our communities a healthier place to live. Please see the disclosures in the 2020 Sustainability/ESG section under the headings Community and Awards.
•
For our society — Beyond the pandemic, 2020 saw a heightened focus on the criticality of racial equity and justice. In response, we increased our efforts to raise awareness of the need for social and racial justice along with our related efforts to further diversity, equity and inclusion in the workplace and workforce and help support our vision for racial justice. Our racial equity task force, focused town hall discussions, and learning hub on racial and social justice speak to this commitment.

•
For our employees — We responded to the pandemic very quickly, taking the lead to implement work from home practices at the very beginning stage of the crisis, making numerous changes to work practices as a direct result of the pandemic, and continuing career development and company-paid educational opportunities for our employees. Over 800 new Eversource Gas Company of Massachusetts employees (formerly Columbia Gas of Massachusetts employees) were successfully on-boarded. No employees, whether from Columbia Gas or otherwise, lost their jobs due to the pandemic. We have also continued our open, regular and transparent communications with our employees, and we have worked in close communication and cooperation with our union leadership to keep our employees safe and help them continue to grow. The partnership with our union leadership has been instrumental and essential in helping us to deal with the many challenges of 2020.

The sections within this CD&A titled “2020 Financial and Operational Accomplishments” and “2020 Annual Incentive Program Assessment” provide additional information with respect to some of the other actions taken by us throughout the year in response to the pandemic.
Changes to 2021 Executive Compensation Programs
Due to the hardships experienced by our customers and communities as a result of COVID-19 and the extended outages that took place in in Connecticut in 2020 following Storm Isaias, and in spite of excellent overall performance by our executives in 2020, the Compensation Committee determined that it would freeze base salaries for the senior executive officers, including the Named Executive Officers, at 2020 levels, rather than provide market based base salary increases. In addition, in our engagement sessions with shareholders, we received comments relative to the 50/50 mix of RSUs and Performance Shares in our long-term incentive program. As a result, the Committee revised the Performance Share Program in response to these shareholder comments and to further align our compensation programs with the Committee’s pay for performance philosophy, such that 75 percent of the 2021 – 2023 Program’s long-term incentive opportunity will consist of Performance Shares and 25 percent will consist of RSUs.
2020 Performance Assessment-COVID-19
With regard to the performance goals established by the Committee prior to the spread of the virus and whether changes to those goals should be considered as a result of the pandemic, the Committee discussed the established performance goals throughout its 2020 meetings, and concluded that it would not change them, as it determined that despite the additional challenges, the Operating Plan and related performance goals could still be executed under the direction and oversight of our Chief Executive Officer and his executive team without revision.
2020 Financial and Operational Accomplishments
In 2020, we continued to outperform our peers financially, strengthened our position as a leader in ESG, and met or exceeded all of the goals set by the Committee, all while keeping our employees and customers safe. The following is a summary of some of our most important accomplishments in 2020:
•
FINANCIAL PERFORMANCE: 2020 earnings per share equaled $3.55 per share, and non-GAAP earnings per share equaled $3.64; non-GAAP earnings excludes transactional costs relating to the highly successful acquisition in 2020 of the assets of Columbia Gas of Massachusetts (Columbia Gas).(1)

(1)
Non-GAAP EPS presented in this proxy statement excludes the one-time transactional costs of $0.09 per share relating to the acquisition in 2020 of the assets of Columbia Gas. Eversource Energy uses this non-GAAP financial measure to more fully compare and explain 2020 results without including the impact of the transactional costs of the Columbia Gas acquisition. Due to the effect of the acquisition costs on net income attributable to common shareholders, management believes that the non-GAAP presentation is a more meaningful representation of Eversource

Energy’s financial performance and provides additional information to readers in analyzing historical and future performance of the business. Non-GAAP financial measures should not be considered as alternatives to Eversource Energy’s consolidated net income attributable to common shareholders.

36 2021 Proxy Statement

Compensation Discussion and Analysis
•
DIVIDENDS PAID: The Board of Trustees increased the annual dividend rate by 6.1 percent for 2020 to $2.27 per share, which exceeded the median dividend growth rate of 4.5 percent for the utilities that constitute the Edison Electric Institute Index (EEI Utility Index).

•
SHAREHOLDER RETURN: Our Total Shareholder Return (TSR) in 2020 was 4.5 percent, compared to negative 1.2 percent for the EEI Index, the 5th highest TSR in the EEI Utility Index of 39 companies. We have continued to outperform the EEI Utility Index over the last one-, three-, five- and 10-year periods and the Standard & Poor’s 500 over the last three- and 10-year periods. An investment of $1,000 in our common shares for the 10-year period beginning January 1, 2011 was worth $3,726 on December 31, 2020. The following chart represents the comparative total shareholder returns for the periods ended December 31, 2020:

Total Shareholder Return	2020	3-Year	5-Year	10-Year
Eversource	4.5%	49.4%	96.8%	272.6%
EEI Index	-1.2%	28.9%	69.1%	190.0%
S&P 500	18.4%	48.9%	103.0%	267.0%

•
STRATEGIC INITIATIVES AND REGULATORY OUTCOMES: Although we faced challenges caused by the restrictions resulting from the pandemic, we completed the acquisition of the assets of Columbia Gas in less than eight months; the acquisition was immediately accretive to earnings and is expected to be increasingly so in future years. As part of the acquisition regulatory approval process, we successfully reached a positive 8-year rate settlement agreement for the new entity, Eversource Gas Company of Massachusetts. We achieved constructive outcomes in our Public Service Company of New Hampshire and NSTAR Gas Company subsidiary rate reviews, completed the sale by our Aquarion Water Company of assets located in

Hingham, Massachusetts in satisfaction of a predecessor company agreement, and successfully executed several storm cost recovery proceedings in the three states we serve.
•
CREDIT RATING: We continue to hold an A- level Corporate Credit Rating at Standard & Poor’s. There is no other holding company with a higher credit rating in the EEI Utility Index.

•
RELIABILITY PERFORMANCE: Electric System Reliability, measured by months between interruptions, was top decile for our industry in 2020; customer power interruptions were on average 19.2 months apart.

•
RESTORATION PERFORMANCE: The average system outage duration was 64.0 minutes, also top decile for the fastest restoration time.

•
SAFETY: Our safety performance was 0.7, measured by days away, restricted or transferred (DART) per 100 workers, which continued to outperform the industry in 2020. In addition to our safety performance as measured by DART, the policies and procedures we established at the onset of the pandemic contributed significantly to our successful overall safety performance.

2021 Proxy Statement 37

Compensation Discussion and Analysis
GAS EMERGENCY RESPONSE: On-time response to gas customer emergency calls was 99.6 percent, meeting the industry average.
•
CUSTOMERS: We continued to add to our customer messaging programs, including those relating to COVID-19, realized all-time highs in both digital messaging and estimated time-to-restore communications, led the industry in the early implementation of customer service termination moratoria, and implemented extended customer forgiveness and payment programs. However, we acknowledge that as a result of Tropical Storm Isaias, which caused extensive, catastrophic damage to our Connecticut distribution system and many prolonged outages, our customers and our government leaders felt that our performance fell short of their expectations.

•
CLEAN ENERGY LEADERSHIP: Regarding our offshore wind projects, we continued to advance the New London State Pier project in Connecticut, giving our partnership access to the leading offshore wind port in the Northeast; reached a comprehensive settlement for the joint Eversource/Ørsted South Fork project with the Town of East Hampton, New York and the Board of Trustees for South Fork relating to the installation of the onshore transmission facilities to be constructed in those two communities; and submitted Construction and Operating Plans with the U.S. Bureau of Ocean Energy Management for the joint Eversource/Ørsted Revolution Wind and Sunrise Wind projects. In June of 2020, we began construction of a first in the nation community battery storage project at the Provincetown, Massachusetts town transfer station. Our electric vehicle charging infrastructure program met its targets, we led efforts to expand Massachusetts’ utility scale solar program, and our energy efficiency programs, while slowed by the COVID-19 pandemic, continued to perform at a national leading level as rated by the American Council for an Energy Efficient Economy.
2020 Sustainability/ESG
•
SUSTAINABILITY: Our social and environmental accomplishments, which once again in 2020 received widespread recognition, are a measure of our strong commitment to corporate responsibility and are reflected in our high ratings from leading sustainability rating firms. In 2020, we were ranked top quartile within a peer group of comparably sized U.S. utilities whose ESG performance is assessed by the two leading sustainability rating firms. We also continued to take steps to implement and ensure progress towards our industry leading goal to be carbon neutral in our operations by 2030.

•
COMMUNITY: Despite the challenges of the pandemic, we continued to make a significant impact in our communities through our corporate philanthropy programs and extensive employee volunteer programs. Our employees devoted 26,000 hours in 2020 to volunteerism in our service territory communities, mostly all under constraints imposed by the pandemic. Our 2020 charitable giving totaled $8.1 million, including a record amount in contributions by our employees to the United Way along with major event lead sponsorships for the Eversource Walk for Children’s Hospital of Boston, Eversource Walk and 5K Run for Easterseals New Hampshire, Mass General Cancer Center/Eversource Every Day Amazing Race, Eversource Hartford Marathon, Travelers Championship and Special Olympics in Connecticut and New Hampshire. Most of these events were held virtually, and many Eversource employees assisted in producing the events to help ensure their success. Our Eversource Energy Foundation continues to provide direct support to organizations and large regional initiatives within our service territories. In addition, we provided accelerated and targeted community support to COVID-19 relief organizations.

•
DIVERSITY: We continued to support many programs and agencies that address racial and ethnic disparities in our customers’ communities and beyond. We also continue to develop a workforce that fully reflects the diversity of the people and communities we serve. Our hiring practices emphasize diversity, and we encourage employees to embrace different people, perspectives and experiences in our workplace and within our communities — regardless of their race, color, religion, national origin, ancestry, sex, gender identity, age, disability, marital status, sexual orientation, active military or veteran status. We continued our successful

38 2021 Proxy Statement

Compensation Discussion and Analysis
drive to increase workforce diversity; in 2020, 47.6 percent of new hires and promotions into leadership roles were women or people of color. In addition, in response to the social unrest last year, we conducted listening sessions with our business resource groups and established a racial equity task force. We also started a highly attended employee town hall series focused on taking action to advance racial equality and to disrupt racism. In addition, we launched a webinar series on employee resilience and self-care and created a robust self-service, online communication and learning hub on racial and social justice.
•
EMPLOYEES/HUMAN CAPITAL MANAGEMENT: Eversource recognizes that our employees are our most valuable asset. We have developed strategic workplans as part of the annual business and workforce planning process to address immediate and long-range needs to ensure that we acquire, develop and retain excellent talent. Virtual learning and development opportunities were provided to employees, including on-boarding sessions with specific focus on engaging new Eversource Gas Company of Massachusetts employees. No employees, whether from the acquired company Columbia Gas or otherwise, were subject to lay-offs as a result of the pandemic. Interactive engagement and support tools were offered to promote remote worker effectiveness supporting the workforce with business, leadership and technical knowledge. Employee development programs were aligned to the strategic workforce plan to support succession within all levels of the organization. Programs like the Growth Opportunities for Leadership Development and our engineering associate cohort programs promoted educational and professional development opportunities for recent college graduates. Tuition assistance programs, paid internships, co-ops and other pipeline development programs continued to the greatest extent possible to ensure progress in future workforce technical skills and competencies. Through targeted training, development and educational activities, we offered our high performers numerous learning experiences to ensure their growth and development as future leaders. Thought provoking stretch assignments, high impact cross-functional team memberships, senior management interaction and exposure, targeted coaching and feedback, and diverse learning experiences that promote interdependent thinking, embrace alternative perspectives, while building teamwork and collaboration represent examples of key components of our key talent program. With a strong focus on Diversity, Equity and Inclusion, discussions, programs and activities were offered to provide education and experiences to further emphasize messages of Racial and Social Justice. Additionally, we leveraged educational partnerships in critical trade and technical areas and have developed proactive sourcing strategies to attract experienced workers in highly technical roles in areas like engineering, electric and gas operations, and energy efficiency. As part of this process, we identified critical roles and developed succession plans to ensure we have talent now and for the future. Eversource also provides employees with fair pay, comprehensive benefits, and a variety of field and classroom training opportunities throughout their careers to support their ongoing success on the job.
•
AWARDS: We continued to receive numerous local and national awards in 2020 recognizing us as a leader and catalyst in the areas of Sustainability and ESG.

•
We were again ranked in the top 100 of America’s Most Just Companies by FORBES/JUST Capital. The listing recognizes corporate social responsibility and commitment to local communities and celebrates public companies for their positive impact and leadership on priorities such as ethical leadership, environmental impact, customer treatment, fair pay and benefits, equal opportunity and shareholder return.

•
For the second year in a row, Newsweek magazine ranked Eversource as the #1 energy company in their 2021 list of the Most Responsible Companies. This listing is based on an analysis of a company’s corporate social responsibility, as well as a public survey.

•
For the third consecutive year, we were selected to be included in the Bloomberg Gender-Equality Index, which recognizes companies who have shown their commitment to advancing women’s equality in the workplace and transparency in gender reporting.

•
We were included in 3BL Media’s ranking of the top 100 Best Corporate Citizens of 2020 for leading ESG transparency and performance among 1,000 of the largest U.S. public companies.

•
Eversource was recognized by the U.S. Department of Labor as a HIRE Vets Medallion Award recipient for our commitment to recruiting, employing, and retaining veterans. We are proud to support veteran careers.

•
The National Organization on Disability (NOD) honored Eversource as a 2020 Leading Disability Employer. Now in its sixth year, the NOD Leading Disability Employer Seal is a recognition of organizations that are leading the way in disability inclusion and tapping into the many benefits of hiring talent who are differently-abled, including high rates of productivity and dedication, and greater employee engagement across the workforce.

•
We were again selected as a “most honored” company by Institutional Investor magazine in its survey of some 1,500 portfolio managers and investment analysts. We were designated as the #2 utility company in each of the eight company categories, including those related to ESG, by Institutional Investor magazine.

2021 Proxy Statement 39

Compensation Discussion and Analysis
•
We were one of only four energy companies included in Barron’s 2020 Most Sustainable Companies list. Barron’s based their list on 230 performance indicators that address environmental, social and governance matters.

Achievement of the 2020 performance goals, additional accomplishments and the Compensation Committee’s assessment of Company and executive performance are more fully described in the section below titled “2020 Annual Incentive Program Assessment.” Specific decisions regarding executive compensation based upon the Committee’s assessment of Company and executive performance and market data are also described below.

Pay for Performance Philosophy

The Compensation Committee links the compensation of our executive officers, including the Named Executive Officers, to performance that will ultimately benefit our customers, employees, and shareholders. Our compensation program is intended to attract and retain the best executive talent in the industry, motivate our executives to meet or exceed specific stretch financial and operational goals each year, and compensate our executives in a manner that aligns compensation directly with performance. We strive to provide executives with base salary, performance-based annual incentive compensation, and performance-based long-term incentive compensation opportunities that are competitive with market practices and that reward excellent performance.

Executive Compensation Governance
What we DO:

✓
Pay for Performance

✓
Share ownership and holding guidelines

✓
Balanced incentive metrics

✓
Delivery of the majority of incentive compensation opportunity in long-term equity

✓
Broad financial and personal misconduct clawback policy relating to incentive compensation

✓
Double-trigger change in control vesting provisions

✓
Shareholder engagement meetings throughout the year between management and our shareholders that discuss compensation governance

✓
For 2021, 75 percent of long-term incentive compensation will be tied to performance

✓
100 percent of long-term incentive compensation paid in equity

✓
Independent compensation consultant

✓
Annual Say-on-Pay vote

✓
Payout limitations on incentive awards

✓
Limited executive and Trustee trading window

What we DON’T do:

X
Tax gross ups in any new or materially amended executive compensation agreements

X
Hedging, pledging or similar transactions by executives and Trustees

X
Liberal share recycling

X
Dividends on equity awards before vesting

X
Discounts or repricing of options or stock appreciation rights

X
Change in control agreements (since 2010)

•
The executive share ownership and holding guidelines noted in this CD&A emphasize the importance of aligning management with shareholders. Under the share ownership guidelines, which require our Chief Executive Officer to hold shares equal to six times base salary, we require our executives to hold 100 percent of the shares awarded under the Company’s stock compensation program until the share ownership guidelines have been met.

•
Our Incentive Plan includes a clawback provision that requires our executives and all other participants to reimburse the Company for incentive compensation received, not only if earnings are subsequently required to be restated as a result of noncompliance with accounting rules caused by fraud or misconduct, but also for a willful material violation of our Code of Business Conduct or significant breach of a material covenant in an employment agreement. The Plan also imposes limits on awards and on Trustee compensation and prohibits repricing of awards and liberal share recycling.

•
The Company prohibits gross ups in all new or materially amended executive compensation agreements.

•
The Company has a “no hedging and no pledging” policy that prohibits the purchase of financial instruments or otherwise entering into any transactions that are designed to have the effect of hedging or offsetting any decrease in the market value of our common shares.

•
Our employment agreements and incentive plan require a “double-trigger” change in control to accelerate compensation.

40 2021 Proxy Statement

Compensation Discussion and Analysis
Named Executive Officers

The executive officers listed in the Summary Compensation Table and whose compensation is discussed in this CD&A are referred to as the “Named Executive Officers” under SEC regulations. For 2020, the Named Executive Officers were:
•
James J. Judge, Chairman, President and Chief Executive Officer

•
Philip J. Lembo, Executive Vice President and Chief Financial Officer

•
Werner J. Schweiger, Executive Vice President and Chief Operating Officer

•
Joseph R. Nolan, Jr., Executive Vice President —  Strategy, Customer and Corporate Relations

•
Gregory B. Butler, Executive Vice President and General Counsel

Overview of Our Compensation Program

The Role of the Compensation Committee. The Board of Trustees has delegated to the Compensation Committee overall responsibility for establishing the compensation program for those senior executive officers, whom we refer to in this CD&A as “executives” and whom are deemed to be “officers” under the SEC’s regulations that determine the persons whose compensation is subject to disclosure. In this role, the Committee sets compensation policy and compensation levels, reviews and approves performance goals and evaluates executive performance. Although this CD&A refers principally to compensation for the Named Executive Officers, the same compensation principles and practices apply to all executives. The compensation of the Chief Executive Officer is subject to the further review and approval of all of the independent Trustees.
Elements of Compensation. Total direct compensation consists of three elements: base salary, annual cash incentive awards, and long-term equity-based incentive awards. Indirect compensation is provided through certain retirement, perquisite, severance, and health and welfare benefit programs.
Our Compensation Objectives. The objectives of our compensation program are to attract and retain superior executive talent, motivate our executives to achieve annual and long-term performance goals set each year, and provide total compensation opportunities that are competitive with market practices. With respect to incentive compensation, the Committee believes it is important to balance short-term goals, such as producing earnings, with longer-term goals, such as long-term value creation for shareholders, maintaining a strong balance sheet, and being a leader in clean energy and sustainability. The Committee also places great emphasis on operating performance, customer service, safety, sustainability and workforce diversity. Our compensation program utilizes performance-based incentive compensation to reward individual and corporate performance and to align the interests of executives with Eversource Energy’s customers, employees, and shareholders. The Committee continually increases expectations to motivate our executives and employees to achieve continuous improvement in carrying out their responsibilities to our customers to deliver energy and water reliably, safely, mindful of the environment and employee well-being, and at a reasonable cost, while providing an above-average total return to our shareholders.
Setting Compensation Levels. To ensure that the Company achieves its goal of providing market-based total direct compensation levels to attract and retain top quality management, the Committee provides our executives with target compensation opportunities approximately equal to median compensation levels for executive officers of companies in the utility industry comparable to us in size. To achieve that goal, the Committee and its independent compensation consultant work together to determine the market values of executive direct and indirect compensation elements by using competitive market compensation data.
The Committee reviews competitive compensation data obtained from utility and general industry surveys and a specific group of peer utility companies. Incumbent compensation levels may be set below the market median for those executives who are new to their roles, while long-tenured, high performing executives may be compensated above median. The review by Pay Governance performed in December 2020 indicated that the Company’s aggregate executive compensation levels continue to be aligned with median market rates.
Role of the Compensation Consultant. The Committee has retained Pay Governance as its independent compensation consultant. Pay Governance reports directly to the Committee and does not provide any other services to the Company. With the consent of the Committee, Pay Governance works cooperatively with the Company’s management to develop analyses and proposals for presentation to the Committee. The Committee generally

2021 Proxy Statement 41

Compensation Discussion and Analysis
relies on Pay Governance for peer group market data and information as to market practices and trends to assess the competitiveness of the compensation we pay to our executives and to review the Committee’s proposed compensation decisions.
Pay Governance Independence.   In February 2021, the Committee assessed the independence of Pay Governance pursuant to SEC and NYSE rules, and concluded that it is independent and that no conflict of interest exists that would prevent Pay Governance from independently advising the Committee. In making this assessment, the Committee considered the independence factors enumerated in Rule 10C-1(b) under the Securities Exchange Act of 1934, as well as the written representations of Pay Governance that Pay Governance does not provide any other services to the Company, the level of fees received from the Company as a percentage of Pay Governance’s total revenues, the policies and procedures employed by Pay Governance to prevent conflicts of interest, and whether the individual Pay Governance advisers with whom the Committee consulted own any Eversource Energy common shares or have any business or personal relationships with members of the Committee or our executives.
Role of Management.   Management’s roles, and specifically the roles of the Chief Executive Officer and the Executive Vice President of Human Resources and Information Technology, are to provide current compensation information to the compensation consultant and analyses and recommendations on executive compensation to the Committee based on the market value of the position, individual performance, experience and internal pay equity. The Chief Executive Officer also provides recommendations on the compensation for the other Named Executive Officers. None of the executives makes recommendations that affect their individual compensation.

Market Analysis

The Compensation Committee seeks to provide our executives with target compensation opportunities using a range that is approximately equal to the median compensation levels for executive officers of utility companies comparable to the Company. Set forth below is a description of the sources of the compensation data used by the Committee when reviewing 2020 compensation:
•
Competitive Compensation Survey Data. The Committee reviews compensation information obtained from surveys of diverse groups of utility and general industry companies that represent our market for executive officer talent. Utility industry data serve as the primary reference point for benchmarking officer compensation and are based on a defined peer set, as discussed below, while general industry data are derived from compensation consultant surveys and serve as a secondary reference point. General industry data are used for staff positions and are size adjusted to ensure a close correlation between the market data and the Company’s scope of operations. The Committee references this information, which it obtains from Pay Governance, to evaluate and determine base salaries and incentive opportunities.
•
Peer Group Data. In support of our executive pay decisions, the Committee consulted with Pay Governance, which provided the Committee with a competitive assessment analysis of the Company’s executive compensation levels as compared to the 18 peer group companies listed in the table below. This peer group, which the Committee reviews annually, was chosen because these companies are similar to Eversource Energy in terms of size, business model and long-term strategies.

Alliant Energy Corporation	Dominion Energy, Inc.	Pinnacle West Capital Corporation
Ameren Corporation	DTE Energy Company	PPL Corporation
American Electric Power Co., Inc.	Edison International	Public Service Enterprise Group, Inc.
CenterPoint Energy, Inc.	Entergy Corporation	Sempra Energy
CMS Energy Corp.	FirstEnergy Corp.	WEC Energy Group, Inc.
Consolidated Edison, Inc.	NiSource, Inc.	Xcel Energy Inc.
The Committee adjusts the target percentages of annual and long-term incentives based on the survey data and recommendations from the Chief Executive Officer, after discussion with the compensation consultant, to ensure that they are approximately equal to competitive median levels.
The Committee periodically reviews the general market for supplemental benefits and perquisites using utility and general industry survey data, including data obtained from companies in the peer group.

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Compensation Discussion and Analysis
Mix of Compensation Elements

We target the mix of compensation for our Chief Executive Officer and the other Named Executive Officers so that the percentages of each compensation element are approximately equal to the competitive median market mix. The mix is heavily weighted toward incentive compensation, and incentive compensation is heavily weighted toward long-term compensation. Since our most senior positions have the greatest responsibility for implementing our long-term business plans and strategies, a greater proportion of total compensation is based on performance with a long-term focus.
The Committee determines the compensation for each executive based on the relative authority, duties and responsibilities of the executive. Our Chief Executive Officer’s responsibilities for the strategic direction and daily operations and management of Eversource are greater than the duties and responsibilities of our other executives. As a result, our Chief Executive Officer’s compensation is higher than the compensation of our other executives. Assisted by the compensation consultant, the Committee regularly reviews market compensation data for executive officer positions similar to those held by our executives, including our Chief Executive Officer.

The following table sets forth the contribution to 2020 Total Direct Compensation (TDC) of each element of compensation at target, reflected as a percentage of TDC, for the Named Executive Officers. The percentages shown in this table are at target and therefore do not correspond to the amounts appearing in the Summary Compensation Table.
	Percentage of TDC at Target
			Long-Term Incentives
Named Executive Officer (NEO)	Base Salary	Annual Incentive(1)	Performance Shares(1)	RSUs(2)	TDC
James J. Judge	14%	18%	34%	34%	100%
Philip J. Lembo	25%	20%	27.5%	27.5%	100%
Werner J. Schweiger	25%	20%	27.5%	27.5%	100%
Joseph R. Nolan, Jr.	25%	20%	27.5%	27.5%	100%
Gregory B. Butler	28%	20%	26%	26%	100%
NEO average, excluding CEO	26%	20%	27%	27%	100%

(1)
The annual incentive compensation element and performance shares under the long-term incentive compensation element are performance-based. Beginning in 2021, the Compensation Committee increased the percentage of Performance Shares in our long-term incentive program from 50 percent to 75 percent for all of the Named Executive Officers. As a result, the percentage of Performance Shares in 2021 will increase from 34 percent of TDC to 51 percent for Mr. Judge, from 27.5 percent of TDC to 41 percent for Messrs. Lembo, Schweiger and Nolan, and from 26 percent of TDC to 39 percent for Mr. Butler.

(2)
Restricted Share Units (RSUs) vest over three years contingent upon continued employment.

2021 Proxy Statement 43

Compensation Discussion and Analysis
Risk Analysis of Executive Compensation Program

The overall compensation program includes a mix of compensation elements ranging from a fixed base salary that is not at risk to annual and long-term incentive compensation programs intended to motivate executives and other eligible employees to achieve individual and corporate performance goals that reflect an appropriate level of risk. The fundamental objective of the compensation program is to foster the continued growth and success of our business. The design and implementation of the overall compensation program provide the Committee with opportunities throughout the year to assess risks within the compensation program that may have a material effect on the Company and our shareholders.
The Compensation Committee assesses the risks associated with the executive compensation program on an ongoing basis by reviewing the various elements of incentive compensation. The annual incentive program is designed to ensure an appropriate balance between individual and corporate goals, which were deemed appropriate and supportive of the Company’s annual business plan. Similarly, the long-term incentive program is designed to ensure that the performance metrics are properly weighted and supportive of the Company’s strategy. The Committee reviewed the overall compensation program in the context of risks identified in the annual operating plan. The annual and long-term incentive programs were designed to include mechanisms to mitigate risk. These mechanisms include realistic goal setting and discretion with respect to actual payments, in addition to:
•
A mix of annual and long-term performance awards to provide an appropriate balance of short- and long-term risk and reward horizon;

•
A variety of performance metrics, including financial, operational, customer service, ESG, diversity and safety goals and other strategic initiatives for annual performance awards to avoid excessive focus on a single measure of performance;

•
Metrics in the Company’s long-term incentive compensation program that use earnings per share growth and relative total shareholder return, which are both robust measures of shareholder value and which reduce the risk that employees might be encouraged to pursue other objectives that increase risk or reduce financial performance;

•
The provisions of our annual and long-term incentive programs, which cap awards at 200 percent of target;

•
Our expansive clawback provisions on incentive compensation, including clawback for material violations of our Code of Business Conduct; and

•
Stock ownership requirements for all executives, including our NEOs, and prohibitions on hedging, pledging and other derivative transactions related to our shares.

Based on these factors, the Compensation Committee and the Board of Trustees believe the overall compensation program risks are mitigated to reduce overall compensation risk.

Results of Our 2020 Say-on-Pay Vote

We are requesting that shareholders cast the annual advisory vote on executive compensation (a Say-on-Pay proposal). At the Company’s Annual Meeting of Shareholders held on May 6, 2020, 89 percent of the votes cast on the Say-on-Pay proposal were voted to approve the 2019 compensation of the Named Executive Officers, as described in our 2020 proxy statement. Say-on-Pay results of the Company, along with utility and general industry peers, are reviewed by the Committee annually to help assess whether our shareholders continue to deem our executives’ compensation to be appropriate. The Committee has and will continue to consider the outcome of the Company’s Say-on-Pay votes when making future compensation decisions for the Named Executive Officers. Please see Item 2 in this proxy statement.

Elements of 2020 Compensation

Base Salary
Base salary is designed to attract and retain key executives by providing an element of total compensation at levels competitive with those of other executives employed by companies of similar size and complexity in the utility and general industries. In establishing base salary, the Compensation Committee relies on compensation data obtained from independent third-party surveys of companies and from an industry peer group to ensure that the compensation opportunities we offer are capable of attracting and retaining executives with the experience and

44 2021 Proxy Statement

Compensation Discussion and Analysis
talent required to achieve our strategic objectives. Adjustments to base salaries are generally made on an annual basis except in instances of promotions.
When setting or adjusting base salaries, the Committee considers annual executive performance appraisals; market pay movement across industries (determined through market analysis); targeted market pay positioning for each executive; individual experience; strategic importance of a position; recommendations of the Chief Executive Officer; and internal pay equity.
Due to the hardships experienced by our customers and communities as a result of COVID-19 and the extended outages that took place in 2020 in Connecticut following Storm Isaias, and in spite of excellent performance by our executives in 2020, the Compensation Committee determined that it would freeze base salaries for the senior executive officers, including the Named Executive Officers, at 2020 levels, rather than provide market based base salary increases.
Incentive Compensation
Annual incentive and long-term incentive compensation are provided under the Company’s Incentive Plan, which was approved by shareholders in 2018. The annual incentive program provides cash compensation intended to reward performance under our annual operating plan. The long-term stock-based incentive program is designed to reward demonstrated performance and leadership, motivate future performance, align the interests of the executives with those of our shareholders, and retain the executives during the term of grants. The annual and long-term programs are designed to strike a balance between the Company’s short- and long-term objectives so that the programs work in tandem.
In addition to the specific performance goals, the Committee assesses other factors, as well as the executives’ roles and individual performance, and then makes annual incentive program awards at the levels and amounts disclosed in this proxy statement.

2020 Annual Incentive Program Assessment

In early February of 2020, the Committee established the terms of the 2020 Annual Incentive Program. As part of the overall program, and after consulting with Pay Governance, the Committee set target award levels for each of the Named Executive Officers that ranged from 70 percent to 125 percent of base salary.
At the February 2020 meeting, the Committee determined that for 2020 it would continue to base 70 percent of the annual incentive performance goals on the Company’s overall financial performance and 30 percent of the annual performance goals on the Company’s overall operational performance. The Committee also determined the specific goals that would be used to assess performance, with potential ratings on each goal ranging from zero percent to 200 percent of target. The Committee assigned weightings to each of the goals. For the financial component, the following goals were used: earnings per share, weighted at 60 percent, dividend growth, weighted at 10 percent, and advancement of strategic growth initiatives and regulatory outcomes, weighted at 30 percent. For the operational component, the Committee used the following goals: combined service reliability and restoration goals, weighted at 50 percent, and combined safety ratings, gas service response, diversity promotions and hires of leadership employee positions, and sustainability, customer and clean energy initiatives, weighted at 50 percent.
In establishing the individual annual performance goals, the Committee sets stretch goals for both the Financial and Operational components. Many of the goals use performance ranges, as opposed to threshold or target metrics, whereby the lower end of the performance range does not represent average or less compared to industry peers, or other similar performance benchmarks, but requires performance that exceeds industry standards, peer performance and other benchmarks in order to be met, while achievement at the higher end of the range represents top-of-industry performance. Achieving performance of these stretch goals within the particular range will therefore justify an assessment beyond target.

2021 Proxy Statement 45

Compensation Discussion and Analysis
2020 Performance Goals

At the December 2020 meeting of the Committee, management provided an initial review of the Company’s 2020 performance, followed in February 2021 by a full assessment of the performance goals, the additional accomplishments noted below under the caption “Additional Factors” and the overall performance of the Company and the executives. In addition to these meetings, the Committee and the Board were provided updates during 2020 on corporate performance. At the February 8, 2021 meeting, the Committee determined, based on its assessment of the financial and operational performance goals, to set the level of achievement of combined financial and operational performance goals results at 161 percent, reflecting the strong performance of the Company and the executive team in executing the Company’s Operating Plan and adapting quickly to the COVID-19 pandemic to keep our customers and employees safe and to maintain effective operations. In arriving at this determination, the Committee determined that the weighted financial performance goals result was 116 percent and the weighted operational performance goals result was 45 percent. In making the awards, the Committee made its determinations on the results without factoring the pandemic into its deliberations and did not take into account the additional complexities involved in executing the Operating Plan and accomplishing the goals. The Chief Executive Officer recommended to the Committee awards for the executives (other than himself) based on his assessment of each executive’s individual performance towards achievement of the performance goals and the additional accomplishments of the Company, together with each executive’s contributions to the overall performance of the Company. The actual awards determined by the Committee were also based on the same criteria.
Financial Performance Goals Assessment
•
FINANCIAL PERFORMANCE: Our non-GAAP earnings per share in 2020, which excludes the Columbia Gas asset acquisition transactional costs, increased by 5.5 percent when compared to non-GAAP earnings per share in 2019, and met the established goal of $3.64. The Company was able to achieve this goal through effective management of the 2020 Operating Plan on a day-by-day basis and by overcoming several challenges to plan achievement, including higher than plan O&M expenses caused primarily by the significant number and severity of storm events and the financial and operational impacts of the COVID-19 pandemic.

In determining that it was appropriate to assess the earnings per share goal based on recurring, non-GAAP earnings, the Committee considered the fact that the one-time transactional costs of the complex Columbia Gas asset acquisition, which were the only costs excluded in the calculation of non-GAAP earnings, were a significant strategic opportunity for the Company, completed in an accelerated timeframe with constructive regulatory outcomes. The Committee determined the earnings per share goal to have attained a 150 percent performance result.
•
DIVIDEND GROWTH: We increased our dividend to $2.27 per share, a 6.1 percent increase from the prior year, significantly above the utility industry’s median dividend growth of 4.5 percent for the EEI Utility Index. The Committee determined this goal to have attained a 160 percent performance result.

46 2021 Proxy Statement

Compensation Discussion and Analysis
•
STRATEGIC INITIATIVES AND REGULATORY OUTCOMES: Although we faced challenges caused by the restrictions resulting from the pandemic, we completed the acquisition of the assets of Columbia Gas in less than eight months; the acquisition was immediately accretive to earnings and is expected to be increasingly so in future years. As part of the acquisition regulatory approval process, we successfully reached a positive 8-year rate settlement agreement for the new entity, Eversource Gas Company of Massachusetts. We achieved constructive outcomes in our Public Service Company of New Hampshire and NSTAR Gas Company subsidiary rate reviews, completed the sale by our Aquarion Water Company of assets located in Hingham, Massachusetts in satisfaction of a predecessor company agreement, and successfully executed several storm cost recovery proceedings in the three states we serve. The Committee determined this goal to have attained a 200 percent performance result.

Operational Performance Goals Assessment
•
RELIABILITY PERFORMANCE: Electric System Reliability, measured by months between interruptions, was top decile in our industry in 2020; customer power interruptions were on average 19.2 months apart. The Committee determined this goal to have attained a 175 percent performance result.

•
RESTORATION PERFORMANCE: The average system outage duration was 64.0 minutes, which was in the top decile of the industry for the fastest restoration time. The Committee determined this goal to have attained a 175 percent performance result.

•
SAFETY: Our safety performance was 0.7, measured by days away, restricted or transferred (DART) per 100 workers, which continued to outperform the industry in 2020. In addition to our safety performance as measured by DART, the policies and procedures we established at the onset of the pandemic were and continue to be a significant and successful part of our overall safety performance. The Committee determined this goal to have attained a 150 percent performance result.

2021 Proxy Statement 47

Compensation Discussion and Analysis
•
GAS EMERGENCY RESPONSE: On-time response to gas customer emergency calls was 99.6 percent, meeting industry standards. The Committee determined this goal to have attained a 100 percent performance result.

•
DIVERSITY: We continued to support many programs and agencies that address racial and ethnic disparities in our customers’ communities and beyond. We also continue to develop a workforce that fully reflects the diversity of the people and communities we serve. Our hiring practices emphasize diversity, and we encourage employees to embrace different people, perspectives and experiences in our workplace and within our communities — regardless of their race, color, religion, national origin, ancestry, sex, gender identity, age, disability, marital status, sexual orientation, active military or veteran status. We continued our successful drive to increase workforce diversity; in 2020, 47.6 percent of new hires and promotions into leadership roles were women or people of color. In addition, in response to the social unrest last year, we conducted listening sessions with our business resource groups and established a racial equity task force. We also started a highly attended employee town hall series focused on taking action to advance racial equality and to disrupt racism. In addition, we launched a webinar series on employee resilience and self-care and created a robust self-service, online communication and learning hub on racial and social justice. The Committee determined this goal to have attained a 200 percent performance result.

•
SUSTAINABILITY: Our goal in 2020 was to be in the 75th percentile performance of a peer group of comparably sized U.S. utilities whose ESG performance is assessed by two leading sustainability rating firms.

Eversource’s performance was determined to be at the 85th percentile of the peer group. The Committee determined this goal to have attained a 150 percent performance result.
•
CUSTOMERS: We continued to add to our customer messaging programs, including those relating to COVID-19, realized all-time highs in both digital messaging and estimated time to restore communications, led the industry in the early implementation of customer service termination moratoria, and implemented extended customer forgiveness and extended payment programs. However, we acknowledge that as a result of Tropical Storm Isaias, which caused extensive, catastrophic damage to our Connecticut distribution system and many prolonged outages, our customers’ and government leaders’ perception was that our performance fell short of their expectations. In recognition of this sentiment, the Committee did not attribute any performance percentage value to the customer goals in its overall assessment to the goals, such that the goal was assessed at zero percent.

•
CLEAN ENERGY LEADERSHIP: Regarding our offshore wind projects, we continued to advance the New London State Pier project in Connecticut, giving our partnership access to the leading offshore wind port in the Northeast; reached a comprehensive settlement for the joint Eversource/Ørsted South Fork project with the Town of East Hampton, New York and the Board of Trustees for South Fork relating to the installation of the onshore transmission facilities to be constructed in those two communities; and submitted Construction and Operating Plans with the U.S. Bureau of Ocean Energy Management for the joint Eversource/Ørsted Revolution Wind and Sunrise Wind projects. In June of 2020, we began construction of a first in the nation community battery storage project at the Provincetown, Massachusetts town transfer station. Our electric vehicle charging infrastructure program met its 2020 targets; we led efforts to expand Massachusetts’ utility scale solar program, and our energy efficiency programs, while slowed by the COVID-19 pandemic, continued to perform at national leading level as noted by the American Council for an Energy Efficient Economy. The Committee determined this goal to have attained a 125 percent performance result.

48 2021 Proxy Statement

Compensation Discussion and Analysis
2020 Annual Incentive Program Performance Assessments

Financial Performance Goals
Category	2020 Goal	Company Performance	Assessment
Earnings Per Share	$3.64 earnings per share	Achieved: Non-GAAP earnings per share, excluding only the Columbia Gas acquisition costs, equaled $3.64 per share, an increase of 5.5% over 2019 and exceeded forecasted industry average	150%
Dividend Growth	Increase dividend beyond industry average	Achieved: Increased dividend to $2.27 per share, a $0.13 increase and 6.1% growth over 2019, exceeding the industry median of 4.5%	160%
Strategic Growth Initiatives	Advancement of Key Strategic Projects and Regulatory Outcomes
Exceeded: Despite the restrictions resulting from the pandemic, we completed the acquisition of the assets of Columbia Gas in less than eight months at a very favorable price and the acquisition was immediately accretive to earnings and expected to be increasingly so in future years. We realized constructive outcomes in our Public Service Company of New Hampshire and NSTAR Gas Company subsidiary rate reviews, successfully completed the divestiture of generation assets in New Hampshire; completed the sale by our Aquarion Water Company of assets located in Hingham, Massachusetts and executed several incremental cost recovery filings in the three states we serve
			200%
Weightings = Earnings Per Share – 60%; Dividend Growth – 10%; Strategic Growth Initiatives – 30%
2021 Proxy Statement 49

Compensation Discussion and Analysis
Operational Performance Goals
Category	2020 Goal	Company Performance	Assessment
Reliability — Average Months Between Interruptions (MBI)	Achieve MBI of within 15.5 to 18.5 months	Exceeded: MBI = 19.2 months. Above the high level of the performance goal’s range and in the top decile of the industry peer group	175%
Average Restoration Duration (SAIDI)	Achieve SAIDI of 64 to 77 minutes	Achieved: SAIDI = 64.0 minutes. At the lowest (best) end of the performance range, and in the top decile of the industry group as measured by recognized industry standards	175%
Safety Rate (Days Away Restricted Time (DART))	0.5 – 0.9 DART	Achieved: 0.7 DART — Within performance range of the goal and exceeding industry peers, with strong performance in responding to the pandemic	150%
Gas Service Response	99.2% – 99.6% on time	Achieved: 99.6%; Performance equal to industry average	100%
Diverse Leadership	40% diverse hires or promotions of leadership level	Exceeded: 47.6% – Performed well above the goal. We continued support of community efforts that address racial inequality and maintained focus within the Company of our commitment to advance racial equality	200%
Sustainability Ranking	75th percentile vs. US peer companies	Exceeded: At 85th percentile, Eversource outperformed the peer group and is well into the first quartile; numerous recognitions and awards acknowledging the Company’s sustainability excellence again in 2020	150%
Transform the Customer Experience	Launch new mobile app; increase accuracy of restoration time and customer digital engagement
Not Achieved: The “Ways to Save” initiative’s targeted messaging and channels have pivoted to assist customers during the pandemic response with activities such as COVID-19 related product offers, employee high bill training, and virtual energy assessments. The estimated restoration time metric outperformed the goal and finished the year at 93%. Digital Customer Engagement finished above target at 88%, supported by enhancements to the Eversource.com Account Overview page, which has increased our search engine optimization and driven increased web traffic. However, despite these positive advancements, the Compensation Committee determined that because customers and other stakeholders, in Connecticut, felt our storm performance was inadequate, this measure was assessed to have not been achieved
			0%
50 2021 Proxy Statement

Compensation Discussion and Analysis
Category	2020 Goal	Company Performance	Assessment
Clean Energy Execution	Successfully advance and execute clean energy initiatives
Achieved: We have made significant progress on advancing our agreement with the New London State Pier redevelopment, which provides our partnership access to the leading offshore wind port in the Northeast and a strategic advantage that permits greater flexibility in our installation vessel options. Our EV program met year end targets and our energy storage initiative is expected to be in service in mid-2021, within the approved MDPU window. Our energy efficiency programs were impacted by COVID-19, and in response we became the first utility in the nation to conduct virtual home energy audits for our customers
125%
Weightings = Reliability – 25% Restoration – 25%; Safety, Gas Response, Diversity, Sustainability and Key Initiatives – 50%
Performance Goals Assessment
Financial Performance at 166% (weighted 70%)	116%
Operational Performance at 149% (weighted 30%)	45%
Overall Performance	161%
Additional Factors
The following important financial, strategic, operational, environmental and customer-focused results were also considered by the Committee in assessing overall financial and operational performance, but were not given specific weightings or assigned a specific performance assessment score:
•
We were again ranked in the top 100 of America’s Most Just companies by FORBES/JUST Capital. The listing recognizes corporate social responsibility and commitment to the local communities and celebrates public companies for their positive impact and leadership on priorities such as ethical leadership, environmental impact, customer treatment, fair pay and benefits, equal opportunity and shareholder return.

•
Again this year, Newsweek magazine ranked Eversource as the #1 energy company in their 2021 list of the Most Responsible Companies. This listing is based on an analysis of a company’s corporate social responsibility, as well as a public survey.

•
For the third consecutive year, we were selected to be included in the Bloomberg Gender-Equality Index, which recognizes companies who have shown their commitment to advancing women’s equality in the workplace and transparency in gender reporting.

•
Eversource was included in 3BL Media’s ranking of the top 100 Best Corporate Citizens of 2020 for leading ESG transparency and performance among 1,000 of the largest U.S. public companies.

•
Eversource was recognized by the U.S. Department of Labor as a HIRE Vets Medallion Award recipient for our commitment to recruiting, employing, and retaining veterans. We are proud to support veteran careers.

•
The National Organization on Disability (NOD) honored Eversource as a 2020 Leading Disability Employer. Now in its sixth year, the NOD Leading Disability Employer Seal is a recognition of organizations that are leading the way in disability inclusion and tapping into the many benefits of hiring talent who are differently-abled, including high rates of productivity and dedication, and greater employee engagement across the workforce.

•
We were one of only four energy companies included in Barron’s 2020 Most Sustainable Companies list. Barron’s bases this list on 230 performance indicators that address environmental, social and governance matters.

•
We were again selected as a “most honored” company by Institutional Investor magazine in its survey of some 1,500 portfolio managers and investment analysts. We were designated as the #2 utility company in each of the eight company categories, including those related to ESG, by the magazine.

2021 Proxy Statement 51

Compensation Discussion and Analysis
•
Our 2020 charitable giving totaled $8.1 million, including major event lead sponsorships for the Eversource Walk for Children’s Hospital of Boston, Eversource Walk and 5K Run for Easterseals New Hampshire, Mass General Cancer Center/Eversource Every Day Amazing Race, Eversource Hartford Marathon, Travelers Championship, and Special Olympics in Connecticut and New Hampshire. Most of these events were held “virtually”, and many Eversource employees assisted in carrying out of these events to help ensure their success.

Individual Executives’ Performance Factors Considered by the Committee
It is the Committee’s philosophy to provide incentives for Company executives to work together as a highly effective, integrated team to achieve or exceed the financial, operational, safety, customer, sustainability, strategic and diversity goals and objectives. The Committee also reviews and assesses individual executive performance. The Committee based the annual incentive payments on team performance and the Committee’s assessment of each executive’s individual performance in supporting the performance goals, additional achievements, and overall Company results. With respect to the Chief Executive Officer, the Committee and the independent Trustees assessed his performance. Based on the recommendations of the Chief Executive Officer as to executives other than himself, the Committee assessed the performance of the Named Executive Officers and the Company to be excellent in totality and approved annual incentive program payments for the Named Executive Officers at levels that ranged from 149 percent to 167 percent of target. These payments reflected the individual and team contributions of the Named Executive Officers in achieving the goals and the additional accomplishments and the overall performance of the Company.
In determining Mr. Judge’s annual incentive payment of $2,750,000, which was 161 percent of target and which reflects his and the Company’s excellent 2020 performance, the Committee and the Board considered the totality of the Company’s success in accomplishing the goals set by the Committee. The Committee also reviewed the additional accomplishments of the Company and the superior leadership of Mr. Judge, who again led a very high- performing company to another successful year, including Mr. Judge’s continued emphasis on the importance of both protecting the planet and pushing for racial and social justice while ensuring a focus on the safety of our employees and the public from the very beginning of the pandemic, which he continues to do to this day.
2020 & 2019 Annual Incentive Program Awards

Named Executive Officer	2020 Award	2019 Award
James J. Judge	$2,750,000	$3,000,000
Philip J. Lembo	950,000	1,000,000
Werner J. Schweiger	950,000	1,050,000
Joseph R. Nolan, Jr.	850,000	774,000
Gregory B. Butler	700,000	740,000

Long-Term Incentive Program

General Discussion and Changes for 2021
Our long-term incentive program is intended to focus on the Company’s longer-term strategic goals and to help retain our executives. A new three-year program commences every year. For the three programs described below, each executive’s target long-term incentive opportunity consisted of 50 percent Performance Shares and 50 percent RSUs. However, for the 2021 – 2023 Program, we have increased the percentage of total long term incentive opportunity that is provided in performance shares to a mix of 75 percent Performance Shares and 25 percent RSUs in response to shareholder comments that we received at shareholder engagement sessions that suggested that the percentage of performance shares should be increased, and to further align our compensation programs with the Committee’s pay for performance philosophy. Performance Shares are designed to reward long-term achievements as measured against pre-established performance measures. RSUs are designed to provide executives with an incentive to increase the value of the Company’s common shares in alignment with shareholder interests, while also serving as a retention component for executive talent. We believe these compensation elements create a focus on continued Company and share price growth to further align the interests of our executives with the interests of our shareholders.
Performance Share Grants
General
Performance Shares are designed to reward future financial performance, measured by long-term earnings growth and shareholder returns over a three-year performance period, therefore aligning executive compensation with performance. Performance Shares are granted as a target number of Eversource Energy common

52 2021 Proxy Statement

Compensation Discussion and Analysis
shares. The number of Performance Shares is determined by dividing the target grant value in dollars by the average daily closing prices of Eversource common shares on the New York Stock Exchange for the ten business days preceding the grant date and rounding to the nearest whole share. Until the end of the performance period, the value of dividends that would have been paid with respect to the Performance Shares had the Performance Shares been actual common shares will be deemed to be invested in additional Performance Shares, which remain at risk and do not vest until actual performance for the period is determined.
Performance Shares under the 2020 – 2022 and 2019 – 2021 Programs
For the 2020 – 2022 Program, the Committee determined it would measure performance using: (i) average diluted earnings per share growth (EPSG); and (ii) relative total shareholder return (TSR) measured against the performance of companies that comprise the EEI Index. As in previous years, the Committee selected EPSG and TSR as performance measures because the Committee continues to believe that they are generally recognized as the best indicators of overall corporate performance. The Committee considers it a best practice to use a combination of relative and absolute metrics, with absolute EPS growth serving as a key input to shareholder value and relative TSR serving as the output.
The Committee also determined that for the 2020-2022 Program it would increase the degree of EPSG performance required to achieve a target (100 percent) award from that required under previous years’ Programs, and modified the Program by adding additional levels for which no award of shares would be made.
The number of Performance Shares awarded at the end of the three-year period ranges from zero percent to 200 percent of target, depending on EPSG and relative TSR performance as set forth in the performance matrix below. Performance Share grants are based on a percentage of annualized base salary at the time of the grant and are measured in dollars. The target number of shares under the 2020-2022 Program for our Named Executive Officers ranged from 90 percent to 240 percent of base salary. Vesting at 100 percent of target occurs at various combinations of EPSG and TSR performance. In addition, the value of any performance shares that actually vest may increase or decrease over the vesting period based on the Company’s share price performance. The number of performance shares granted at target were approved as set forth in the table below. The Committee and the independent members of the Board determined the Performance Share grants for the Chief Executive Officer. Based on input from the Chief Executive Officer, the Committee determined the Performance Share grants for each of the other executive officers, including the other Named Executive Officers.
For the 2019-2021 Program, the Committee used the same performance measures of EPSG and TSR, and used the same criteria used in the 2018-2020 Program.
The performance matrices set forth below describe how the Performance Share payout will be determined under the 2020 – 2022 Long-Term Incentive Programs and how the Performance Share payout was determined under the 2018 – 2020 Program and will be determined under the 2019 – 2021 Program. Three-year average EPSG is cross-referenced with the actual three-year TSR percentile to determine actual performance share payout as a percentage of target.

2018 – 2020 and 2019 – 2021 Long-Term Incentive Programs Performance Share Potential Payout
Three-Year Average EPS Growth
9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
Below 0%
Three-Year Relative Total Shareholder Return Percentiles
Below 10th	20th	30th	40th	50th	60th	70th	80th	90th	Above 90th
110%	120%	130%	140%	150%	160%	170%	180%	190%	200%
100%	110%	120%	130%	140%	150%	160%	170%	180%	190%
90%	100%	110%	120%	130%	140%	150%	160%	170%	180%
80%	90%	100%	110%	120%	130%	140%	150%	160%	170%
70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
60%	70%	80%	90%	100%	110%	120%	130%	140%	150%
40%	50%	70%	80%	90%	100%	110%	120%	130%	140%
20%	40%	60%	70%	80%	90%	100%	110%	120%	130%
—	10%	40%	60%	70%	80%	90%	100%	110%	120%
—	—	20%	30%	50%	70%	80%	90%	100%	110%
—	—	—	—	10%	20%	30%	40%	50%	60%

2021 Proxy Statement 53

Compensation Discussion and Analysis
2020 – 2022 Long-Term Incentive Program Performance Share Potential Payout
Three-Year Average EPS Growth
9.5%
8.5%
7.5%
6.5%
5.5%
4.5%
3.5%
2.5%
1.5%
0.5%
0.0%
Below 0%
Three-Year Relative Total Shareholder Return Percentiles
Below 10th	20th	30th	40th	50th	60th	70th	80th	90th	Above 90th
110%	120%	130%	140%	150%	160%	170%	180%	190%	200%
100%	110%	120%	130%	140%	150%	160%	170%	180%	190%
90%	100%	110%	120%	130%	140%	150%	160%	170%	180%
80%	90%	100%	110%	120%	130%	140%	150%	160%	170%
70%	80%	90%	100%	110%	120%	130%	140%	150%	160%
60%	70%	80%	90%	100%	110%	120%	130%	140%	150%
40%	50%	70%	80%	90%	100%	110%	120%	130%	140%
20%	40%	60%	70%	80%	90%	100%	110%	120%	130%
—	10%	40%	60%	70%	80%	90%	100%	110%	120%
—	—	20%	30%	50%	70%	80%	90%	100%	110%
—	—	—	10%	20%	30%	40%	50%	70%	70%
—	—	—	—	10%	20%	30%	40%	50%	60%

Long-Term Incentive Program Performance
Share Grants at Target
Named Executive Officer	2020 – 2022 Performance Share Grant
James J. Judge	35,849
Philip J. Lembo	8,635
Werner J. Schweiger	9,235
Joseph R. Nolan, Jr.	7,616
Gregory B. Butler	6,575
Results of the 2018 – 2020 Performance Share Program
The 2018 – 2020 Program was completed on December 31, 2020. The actual performance level achieved under the Program was a three-year average adjusted EPS growth of 5.4 percent and a three-year total shareholder return at the 92nd percentile, which, when interpolated in accordance with the criteria established by the Committee, resulted in vesting performance share units at 156 percent of target. 2019 and 2020 non-GAAP earnings per share, which excluded the Northern Pass Transmission Project impairment charge in 2019, as disclosed in our 2020 proxy statement CD&A, and the Columbia Gas acquisition transaction costs charge in 2020, were the basis for performance level assessment determined by the Committee at its February 2020 and 2021 meetings. Please see “2020 Annual Incentive Program Assessment — FINANCIAL PERFORMANCE” in this CD&A. At its February 8, 2021 meeting, the Committee confirmed that the actual results achieved were calculated in accordance with established performance criteria. The number of Performance Shares awarded to the Named Executive Officers were approved as set forth in the table below.
2018 – 2020 Long-Term Incentive Program Performance Share Awards
Named Executive Officer	Performance Share Award
James J. Judge	83,274
Philip J. Lembo	18,186
Werner J. Schweiger	18,464
Joseph R. Nolan, Jr.	13,172
Gregory B. Butler	14,318
Restricted Share Units (RSUs)
General
Each RSU granted under the long-term incentive program entitles the holder to receive one common share at the time of vesting. All RSUs granted under the long-term incentive program vest in equal annual installments over three years. RSU holders are eligible to receive reinvested dividend units on outstanding RSUs held by them to the same extent that dividends are declared and paid on our common shares. Reinvested dividend equivalents are accounted for as additional RSUs that accrue and are distributed with the common shares issued upon vesting

54 2021 Proxy Statement

Compensation Discussion and Analysis
of the underlying RSUs. Common shares, including any additional common shares in respect of reinvested dividend equivalents, are not issued for any RSUs that do not vest.
The Committee determined RSU grants for each executive officer participating in the long-term incentive program. RSU grants are based on a percentage of annualized base salary at the time of the grant. In 2020, the percentage used for each Named Executive Officer was based on their position in the Company and ranged from 90 percent to 240 percent of base salary. The Committee reserves the right to increase or decrease the RSU grant from target for each executive officer under special circumstances. The Committee and all other independent members of the
Board determined the RSU grants for the Chief Executive Officer. Based on input from our Chief Executive Officer, the Committee determined the RSU grants for each of the other executive officers, including the other Named Executive Officers.
All RSUs are granted on the date of the Committee meeting at which they are approved. RSU grants are subsequently converted from a percent of salary into common share equivalents by dividing the value of each grant by the average closing price for our common shares over the ten trading days prior to the date of the grant. RSU grants at 100 percent of target were approved as set forth in the table below.

	RSU Grants
Named Executive Officer	2018	2019	2020
James J. Judge	48,912	46,249	35,849
Philip J. Lembo	10,682	10,103	8,635
Werner J. Schweiger	10,845	10,103	9,235
Joseph R. Nolan, Jr.	7,737	7,623	7,616
Gregory B. Butler	8,410	8,328	6,575
Clawbacks

If our earnings were to be restated as a result of noncompliance with accounting rules caused by fraud or misconduct, or if a plan participant engages in a willful material violation of our Code of Business Conduct or material corporate policy, or the breach of a material covenant in an employment agreement, as determined by the Board of Trustees, the participant will be required by our 2018 Incentive Plan to reimburse us for incentive compensation awards received by them for that year.

No Hedging and No Pledging Policy

We have a long-standing policy prohibiting the purchase of any financial instruments or otherwise entering into transactions designed to have the effect of hedging or offsetting any decrease in the value of our common shares or other equity securities of the Company or its subsidiaries by our Trustees and executives, including exchange-traded options to purchase or sell securities of the Company (so-called “puts” and “calls”) or financial instruments that are designed to hedge or offset any decrease in the market value of securities of the Company
(including, but not limited to, prepaid variable forward contracts, equity swaps, collars and exchange funds). This policy also prohibits short sales, the holding of any Company common shares in a margin account, borrowing shares, selling future securities that establish a position that increases in value as the value of the Company’s stock decreases, or pledging the Company’s common shares. The policy applies to Trustees and executives but not to non-executives and does not apply to broad-based index funds or similar transactions.

Share Ownership Guidelines and Retention Requirements

The Committee has approved share ownership guidelines to further emphasize the importance of share ownership by our officers. As indicated in the table below, the guidelines call for the Chief Executive Officer to own common shares equal to six times base salary, executive vice presidents to own a number of common shares equal to three times base salary, senior vice presidents to own common shares equal to two times base salary, and all other officers to own a number of common shares equal to one to one and one half times base salary. Officers (and Trustees) may only transact in Eversource Energy common

2021 Proxy Statement 55

Compensation Discussion and Analysis
shares during approved trading windows and are subject to continuing compliance with our share ownership guidelines.
Executive Officer	Base Salary Multiple
Chief Executive Officer	6
Executive Vice Presidents	3
Operating Company Presidents/Senior Vice Presidents	2
Vice Presidents	1-1.5
We require that our officers attain these ownership levels within five years after promotion. All of our officers, including the Named Executive Officers, have either satisfied the share ownership guidelines or are expected to satisfy them within the applicable timeframe. Common shares, whether held of record, in street name, or in individual 401(k) accounts, and RSUs satisfy the ownership requirements. Unvested performance shares do not count toward satisfying the ownership guidelines. In addition to the share ownership guidelines noted above, all officers must hold the net shares awarded under the Company’s incentive compensation plan until the share ownership guidelines have been met.

Other Benefits

Retirement Benefits
The Company provides a qualified defined benefit pension program for certain officers, which is a final average pay program subject to tax code limits. Because of such limits, we also maintain a supplemental non-qualified pension program. Benefits are based on base salary and certain incentive payments, which is consistent with the goal of providing a retirement benefit that replaces a percentage of pre-retirement income. The supplemental program compensates for benefits barred by tax code limits, and generally provides (together with the qualified pension program) benefits equal to approximately 60 percent of pre-retirement compensation (subject to certain reductions) for Messrs. Judge, Lembo, Schweiger and Nolan, and approximately 50 percent of such compensation for Mr. Butler. The supplemental program was discontinued in 2012 for newly elected officers.
For certain participants, the benefits payable under the Supplemental Non-Qualified Pension Program differ from those described above. The program benefit payable to Mr. Schweiger is fully vested and is further reduced by benefits he is entitled to receive under previous employers’ retirement plans.
Also see the narrative accompanying the “Pension Benefits” table and accompanying notes for more detail on the above program.
401(k) Benefits
The Company offers a qualified 401(k) program for all employees, including executives, subject to tax code limits.
After applying these limits, the program provides a match of 50 percent of the first eight percent of eligible base salary, up to a maximum of $11,400 per year for Messrs. Judge, Lembo, Schweiger and Nolan. For Mr. Butler, we provide a match of 100 percent of the first three percent of eligible base salary, up to a maximum of $8,550 per year.
Deferred Compensation
The Company offers a non-qualified deferred compensation program for our executives. In 2020, the program allowed deferral of up to 100 percent of base salary, annual incentives and long-term incentive awards. The program allows participants to select investment measures for deferrals based on an array of deemed investment options (including certain mutual funds and publicly traded securities).
See the Non-Qualified Deferred Compensation Table and accompanying notes for additional details on the above program.
Perquisites
The Company provides executives with limited financial planning benefits, vehicle leasing and access to tickets to sporting events. The current level of perquisites does not factor into decisions on total compensation.

Contractual Agreements

We maintain contractual agreements with all of our Named Executive Officers that provide for potential compensation in the event of certain terminations, including termination following a Change in Control. We

56 2021 Proxy Statement

Compensation Discussion and Analysis
believe these agreements are necessary to attract and retain high quality executives and to ensure executive focus on Company business during the period leading up to a potential Change in Control. The agreements are “double-trigger” agreements that provide executives with compensation in the event of a Change in Control followed by termination of employment due to one or more of the events set forth in the agreements, while still providing an incentive to remain employed with the Company for the transition period that follows.
Under the agreements, certain compensation is generally payable if, during the applicable change in control period, the executive is involuntarily terminated (other than for cause) or terminates employment for “good reason.” These agreements are described more fully in the Tables following this CD&A under “Payments Upon Termination.” The Company has not entered into a Change in Control or employment agreement with any executive since 2010.

Tax and Accounting Considerations

Section 162(m) of the Internal Revenue Code precludes a public company from taking an income tax deduction in any one year for compensation in excess of $1 million payable to its named executive officers who are employed on the last day of the fiscal year, unless certain specific performance goals are satisfied. Until January 1, 2018, there was an exception to the $1 million limitation for performance-based compensation meeting certain requirements. This exception was repealed, effective for taxable years beginning after December 31, 2017 and the limitation on deductibility generally was expanded to include all Named Executive Officers. As a result, compensation paid to the Named Executive Officers in excess of $1 million per officer will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of and not modified after November 2, 2017.
The Committee believes that the availability of a tax deduction for forms of compensation should be one of many factors taken into consideration of providing market-based compensation to attract and retain highly qualified executives. The Committee believes it is in the Company’s best interests to retain discretion to make compensation awards, whether or not deductible.
The Company has adopted the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718, Compensation — Stock Compensation. In general, the Company and the Committee do not consider accounting considerations in structuring compensation arrangements.

Equity Grant Practices

Equity awards noted in the compensation tables are made annually at the February meeting of the Compensation Committee (subject to further approval by all of the independent members of the Board of Trustees of the Chief Executive Officer’s award) when the Committee also determines base salary, annual incentive opportunities, long-term incentive compensation grants, and annual and long-term performance plan awards. The date of this meeting is chosen at least a year in advance, and therefore awards are not coordinated with the release of material non-public information.

Compensation Committee Report

The Compensation Committee of the Board of Trustees has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of the SEC’s Regulation S-K with management. Based on this review and discussion, the Compensation Committee has recommended to the Board of Trustees that the Compensation Discussion and Analysis be included in the 2021 proxy statement and our 2020 Annual Report on Form 10-K.
The Compensation Committee
William C. Van Faasen, Chair
James S. DiStasio
Francis A. Doyle
John Y. Kim
David H. Long
February 12, 2021

2021 Proxy Statement 57

EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid or earned by our principal executive officer (Mr. Judge), principal financial officer (Mr. Lembo) and the three other most highly compensated executive officers in 2020, determined in accordance with the applicable SEC disclosure rules (collectively, the Named Executive Officers). As explained in the tables and footnotes below, the amounts reflect the economic benefit to each Named Executive Officer of the compensation item paid or accrued on their behalf for the fiscal year ended December 31, 2020 in accordance with such rules. All salaries, annual incentive amounts and long-term incentive amounts shown for each Named Executive Officer were paid for all services rendered to the Company and its subsidiaries, in all capacities.
Name and Principal Position	Year	Salary	Stock Awards(1)	Non-Equity Incentive Plan(2)	Change in Pension Value and Non-Qualified Deferred Earnings(3)	All Other Compensation(4)	SEC Total	Adjusted SEC Total(5)
James J. Judge Chairman, President and Chief Executive Officer	2020	$1,371,615	$6,682,612	$2,750,000	$3,742,215	$28,834	$14,575,276	$10,833,061
	2019	1,319,232	6,676,043	3,000,000	8,784,256	26,557	19,806,088	11,021,833
	2018	1,277,078	5,632,217	2,430,000	5,560,877	25,209	14,925,381	9,364,504
Philip J. Lembo Executive Vice President and Chief Financial Officer	2020	718,846	1,609,650	950,000	1,248,852	21,985	4,549,333	3,300,481
	2019	680,579	1,458,368	1,000,000	1,318,800	20,390	4,478,137	3,159,337
	2018	648,271	1,230,032	765,000	1,535,216	21,685	4,200,204	2,664,988
Werner J. Schweiger Executive Vice President and Chief Operating Officer	2020	765,885	1,721,496	950,000	2,698,083	20,657	6,156,121	3,458,038
	2019	692,694	1,458,368	1,050,000	2,218,536	21,846	5,441,444	3,222,908
	2018	658,271	1,248,802	815,000	538,978	53,896	3,314,947	2,775,969
Joseph R. Nolan, Jr. Executive Vice President- Strategy, Customer and Corporate Relations	2020	630,962	1,419,699	850,000	2,134,658	18,921	5,054,239	2,919,581
	2019	589,616	1,100,380	774,000	3,283,296	20,388	5,767,680	2,484,384
	2018	561,540	890,916	720,000	1,193,350	56,084	3,421,890	2,228,540
Gregory B. Butler Executive Vice President and General Counsel	2020	670,292	1,225,646	700,000	1,637,907	15,839	4,249,684	2,611,777
	2019	643,270	1,202,147	740,000	2,948,208	15,518	5,549,143	2,600,935
	2018	618,271	968,412	645,000	634,394	15,143	2,881,220	2,246,826

(1)
Reflects the aggregate grant date fair value of restricted share units (RSUs) and performance shares granted in each fiscal year, calculated in accordance with FASB ASC Topic 718.

RSUs were granted to each Named Executive Officer in 2020 as long-term compensation, which vest in equal annual installments over three years. Each of the Named Executive Officers was also granted performance shares as long-term incentive compensation. These performance shares will vest based on the extent to which the performance conditions described in the CD&A are achieved as of December 31, 2022. The grant date fair values for the performance shares, assuming achievement of the highest level of both performance conditions, are as follows: Mr. Judge: $5,038,577; Mr. Lembo: $1,213,649; Mr. Schweiger: $1,297,979; Mr. Nolan: $1,070,429; and Mr. Butler: $924,116.
Holders of RSUs and performance shares are eligible to receive dividend equivalent units on outstanding awards to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with those common shares that are issued upon vesting of the underlying RSUs and performance shares. No dividends are paid unless and until the underlying shares vest.
(2)
Includes payments to the Named Executive Officers under the 2020 Annual Incentive Program: Mr. Judge: $2,750,000; Mr. Lembo: $950,000; Mr. Schweiger: $950,000; Mr. Nolan: $850,000; and Mr. Butler: $700,000.

(3)
Includes the actuarial increase in the present value from December 31, 2019 to December 31, 2020 of the Named Executive Officers’ accumulated benefits under all of our defined benefit pension programs and agreements, determined using interest rate and mortality rate assumptions consistent with those appearing in the footnotes to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Named Executive Officer may not be fully vested in such amounts. More information on this topic is set forth in the Pension Benefits table. There were no above-market earnings in deferred compensation value during 2020, as the terms of the Deferred Compensation Plan provide for market-based investments, including Eversource common shares. Please see pages 63 and 64.

(4)
Includes matching contributions allocated by us to the accounts of Named Executive Officers under the 401k Plan as follows: $11,400 for each of Messrs. Judge, Lembo Schweiger and Nolan, and $8,550 for Mr. Butler. For Mr. Judge, the value shown includes financial planning services valued at $5,000 and $12,434 representing the value in 2020 of a Company-owned vehicle provided to Mr. Judge. For Mr. Lembo, the value shown includes financial planning services valued at $5,000 and $5,585 representing the value in 2020 of a Company-owned vehicle provided to Mr. Lembo. None of the other Named Executive Officers received perquisites valued in the aggregate in excess of $10,000.

58 2021 Proxy Statement

EXECUTIVE COMPENSATION
(5)
The amounts in the Adjusted SEC Total column reflect an adjustment to the total compensation reported in the column marked SEC Total. The Adjusted SEC Total subtracts the actuarial change in pension value disclosed in the column titled “Change in Pension Value and Non-Qualified Deferred Earnings” as further described in footnote 3 above in order to reflect compensation earned during the year by the executive without consideration of pension benefit impacts. The amounts in this column differ substantially from, and are not a substitute for, the amounts noted in the SEC Total.

2021 Proxy Statement 59

EXECUTIVE COMPENSATION
GRANTS OF PLAN-BASED AWARDS DURING 2020

The Grants of Plan-Based Awards Table below provides information on the range of potential payouts under all incentive plan awards during the fiscal year ended
December 31, 2020. The table also discloses the underlying equity awards and the grant date for equity-based awards. We have not granted any stock options since 2002.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock and Option Awards ($)(3)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target (#)	Maximum (#)
James J. Judge
Annual Incentive(4)	02/05/20	$856,500	$1,713,000	$3,426,000	$—	—	—	—	$—
Long-Term Incentive(5)	02/05/20	—	—	—	—	35,849	71,698	35,849	6,682,612
Philip J. Lembo
Annual Incentive(4)	02/05/20	288,000	576,000	1,152,000	—	—	—	—	—
Long-Term Incentive(5)	02/05/20	—	—	—	—	8,635	17,270	8,635	1,609,650
Werner J. Schweiger
Annual Incentive(4)	02/05/20	308,000	616,000	1,232,000	—	—	—	—	—
Long-Term Incentive(5)	02/05/20	—	—	—	—	9,235	18,470	9,235	1,721,496
Joseph R. Nolan, Jr.
Annual Incentive(4)	02/05/20	254,000	508,000	1,016,000	—	—	—	—	—
Long-Term Incentive(5)	02/05/20	—	—	—	—	7,616	15,232	7,616	1,419,699
Gregory B. Butler
Annual Incentive(4)	02/05/20	234,500	469,000	938,000	—	—	—	—	—
Long-Term Incentive(5)	02/05/20	—	—	—	—	6,575	13,150	6,575	1,225,646

(1)
Reflects the number of performance shares granted to each of the Named Executive Officers on February 5, 2020 under the 2020 – 2022 Long-Term Incentive Program. Performance shares were granted subject to a three-year Performance Period that ends on December 31, 2022. At the end of the Performance Period, common shares will be awarded based on actual performance results as a percentage of target, subject to reduction for applicable payroll withholding taxes. Holders of performance shares are eligible to receive dividend equivalent units on outstanding performance shares awarded to them to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with the number of common shares underlying the performance shares that are actually awarded. No dividends are paid unless and until the underlying shares vest. The Annual Incentive Program did not include an equity component.

(2)
Reflects the number of RSUs granted to each of the Named Executive Officers on February 5, 2020 under the 2020 – 2022 Long-Term Incentive Program. RSUs vest in equal installments on February 5, 2021, 2022 and 2023. We will distribute common shares with respect to vested RSUs on a one-for-one basis following vesting, after reduction for applicable payroll withholding taxes. Holders of RSUs are eligible to receive dividend equivalent units on outstanding RSUs awarded to them to the same extent that dividends are declared and paid on our common shares. Dividend equivalent units are accounted for as additional common shares that accrue and are distributed simultaneously with those common shares actually distributed in respect of the underlying RSUs. No dividends are paid unless and until the underlying shares vest.

(3)
Reflects the grant date fair value, determined in accordance with FASB ASC Topic 718, of RSUs and performance shares granted to the Named Executive Officers on February 5, 2020 under the 2020 – 2022 Long-Term Incentive Program.

(4)
The threshold payment under the Annual Incentive Program is 50 percent of target. The actual payments in 2021 for performance in 2020 are set forth in the Non-Equity Incentive Plan column of the Summary Compensation Table.

(5)
Reflects the range of potential payouts, if any, pursuant to performance share awards under the 2020 – 2022 Long-Term Incentive Program, as described in the CD&A.

60 2021 Proxy Statement

EXECUTIVE COMPENSATION
OUTSTANDING EQUITY GRANTS AT DECEMBER 31, 2020

The following table sets forth RSU and performance share grants outstanding at the end of our fiscal year ended
December 31, 2020 for each of the Named Executive Officers. There are no outstanding options.

	Stock Awards(1)
Name	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(4)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(5)
James J. Judge	87,192	7,542,993	139,057	12,029,804
Philip J. Lembo	19,873	1,719,220	31,200	2,699,097
Werner J. Schweiger	20,549	1,777,662	31,994	2,767,831
Joseph R. Nolan, Jr.	16,008	1,384,824	24,320	2,103,917
Gregory B. Butler	15,680	1,356,448	24,729	2,139,304

(1)
Awards and market values of awards appearing in the table and the accompanying notes have been rounded to whole units.

(2)
A total of 83,765 unvested RSUs vested on February 5, 2021 (Mr. Judge: 46,351; Mr. Lembo: 10,400; Mr. Schweiger: 10,644; Mr. Nolan: 8,243; and Mr. Butler: 8,922). A total of 52,269 unvested RSUs will vest on February 7, 2022 (Mr. Judge: 28,560; Mr. Lembo: 6,514, Mr. Schweiger: 6,719; Mr. Nolan: 5,292 and Mr. Butler: 5,184). A total of 23,266 unvested RSUs will vest on February 6, 2023 (Mr. Judge: 12,281; Mr. Lembo: 2,959; Mr. Schweiger: 3,164; Mr. Nolan: 2,609 and Mr. Butler: 2,253).

(3)
The market value of RSUs is determined by multiplying the number of RSUs by $86.51, the closing price per common share on December 31, 2020, the last trading day of the year.

(4)
Reflects the target payout level for performance shares granted under the 2018 – 2020 Program, the 2019 – 2021 Program and the 2020 – 2022 Program.

The performance period for the 2018 – 2020 Program ended on December 31, 2020. Awards under that program are set forth in the CD&A under the “Results of the 2018 – 2020 Performance Share Program.”
The performance share awards for 2019 – 2021 Program and the 2020 – 2022 Program will be based on actual performance results as a percentage of target, subject to reduction for applicable payroll withholding taxes. As described more fully under “Performance Shares” in the CD&A and footnote (1) to the Grants of Plan-Based Awards table, performance shares will vest following a three-year performance period based on the extent to which the two performance conditions are achieved. Under the 2019 – 2021 Program, a total of 87,012 performance shares (including accrued dividend equivalents) will vest based on the extent to which the two performance conditions described in the CD&A are achieved as of December 31, 2021. Assuming achievement of these conditions at a target level of performance, the amount of the awards would be as follows: Mr. Judge: 48,834; Mr. Lembo: 10,668; Mr. Schweiger: 10,668; Mr. Nolan: 8,049; and Mr. Butler: 8,793. Under the 2020 – 2022 Program, a total of 69,791 performance shares (including accrued dividend equivalents) will vest based on the extent to which the two performance conditions described in the CD&A are achieved as of December 31, 2022. Assuming achievement of these conditions at a target level of performance, the amount of the awards would be as follows: Mr. Judge: 36,842; Mr. Lembo: 8,874; Mr. Schweiger: 9,491; Mr. Nolan: 7,827; and Mr. Butler: 6,757. No dividends are paid unless and until the underlying shares vest.
(5)
The market value is determined by multiplying the number of performance shares in the adjacent column by $86.51, the closing price of Eversource Energy common shares on December 31, 2020, the last trading day of the year.

2021 Proxy Statement 61

EXECUTIVE COMPENSATION
OPTION EXERCISES AND STOCK VESTED IN 2020

The following table reports amounts realized on equity compensation that vested during the fiscal year ended December 31, 2020. The Stock Awards columns report the vesting of RSU and performance share grants to the
Named Executive Officers in 2020. There were no options exercised as the Company has not granted options since 2002.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized on Vesting(2)
James J. Judge	130,082	$12,341,297
Philip J. Lembo	30,379	2,882,970
Werner J. Schweiger	30,804	2,923,374
Joseph R. Nolan, Jr.	21,257	2,016,830
Gregory B. Butler	24,010	2,278,378

(1)
Includes RSUs and performance shares granted to our Named Executive Officers under our long-term incentive programs, including dividend reinvestment, as follows:

Name	2017 Program	2018 Program	2019 Program
James J. Judge	96,929	17,314	15,839
Philip J. Lembo	23,138	3,782	3,459
Werner J. Schweiger	23,506	3,839	3,459
Joseph R. Nolan, Jr.	15,907	2,739	2,611
Gregory B. Butler	18,181	2,977	2,852
In all cases, we reduce the distribution of common shares by that number of shares valued in an amount sufficient to satisfy payroll tax withholding obligations.
(2)
Values realized on vesting of RSUs granted under the 2017 – 2019, 2018 – 2020 and 2019 – 2021 Programs were based on $93.66 per share, the closing price of Eversource Energy common shares on February 14, 2020. Values realized on vesting of performance shares granted under the 2017 – 2019 Program were based on $95.65 per share, the closing price of Eversource Energy common shares on February 20, 2020.

PENSION BENEFITS IN 2020

The Pension Benefits Table shows the estimated present value of accumulated retirement benefits payable to each Named Executive Officer upon retirement based on the assumptions described below. The table distinguishes between benefits available under the qualified pension plan program (QP), the pension equity plan program (PEP), the supplemental pension program (SERP), and the supplemental pension (Excess). See the narrative above in the CD&A under the captions “Other Benefits – Retirement Benefits” and “Contractual Agreements” for more detail on benefits under these plans and our agreements.
The values shown in the Pension Benefits Table for Messrs. Judge, Lembo, Schweiger and Nolan were calculated as of December 31, 2020 based on benefit payments in the form of a lump sum. For Mr. Butler, we assumed a payment of benefits in the form of a contingent annuitant option. Such earned pension program benefit value could otherwise have changed because of the reduction in mortality factors and potentially rising interest rates.
The values shown in this Table for the Named Executive Officers were based on benefit payments on the actual ages or the earliest possible ages for retirement with unreduced benefits for the Named Executive Officers: Mr. Judge: age 60, Mr. Lembo: age 62, Mr. Schweiger: age 55, Mr. Nolan: age 62 and Mr. Butler: age 62.
In addition, we determined benefits under the qualified pension program using tax code limits in effect on December 31, 2020. For Messrs. Judge, Lembo, Schweiger and Nolan, the values shown reflect actual 2020 salary and annual incentives earned in 2019 but paid in 2020 (per applicable supplemental program rules). For Mr. Butler, the values shown reflect actual 2020 salary and annual incentives earned in 2020 but paid in 2021 (per applicable supplemental program rules).

62 2021 Proxy Statement

EXECUTIVE COMPENSATION
We determined the present value of benefits at retirement age using the discount rate within a range of 2.48 percent to 2.54 percent under ACS 715-30 pension accounting for the 2020 fiscal year end measurement as of December 31, 2020. This present value assumes no pre-retirement mortality, turnover or disability. However, for the postretirement period beginning at retirement age, we used the 2020 IRS lump sum mortality table for Messrs. Judge,
Lembo, Schweiger and Nolan. We used the RP2014 Employee Table Projected Generationally with Scale MP2020 for Mr. Butler. This new mortality table (as published by the Society of Actuaries in 2014) and projection scale were used by the Eversource Pension Plan for year-end 2020 financial disclosure. Additional assumptions appear in the footnotes to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Pension Benefits
Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefits	During Last Fiscal Year
James J. Judge	Retirement Plan (QP)	43.33	$2,965,694	$—
	Supplemental Plan (PEP)	43.33	17,973,382	—
	Supplemental Plan (SERP)	20.00	16,191,135	—
Philip J. Lembo	Retirement Plan (QP)	37.17	1,402,800	—
	Supplemental Plan (PEP)	37.17	6,162,300	—
	Supplemental Plan (SERP)	11.00	228,554	—
Werner J. Schweiger	Retirement Plan (QP)	18.83	651,924	—
	Supplemental Plan (Excess)	18.83	3,046,192	—
	Supplemental Plan (SERP)	18.00	10,243,128	—
Joseph R. Nolan, Jr.	Retirement Plan (QP)	35.42	1,084,126	—
	Supplemental Plan (Excess)	35.42	4,051,276	—
	Supplemental Plan (SERP)	20.00	6,968,644	—
Gregory B. Butler	Retirement Plan (QP)	24.00	1,588,870	—
	Supplemental Plan (Excess)	24.00	6,662,938	—
	Supplemental Plan (Excess)	24.00	5,045,047	—
2021 Proxy Statement 63

EXECUTIVE COMPENSATION
NONQUALIFIED DEFERRED COMPENSATION IN 2020

The following table reports amounts contributed in 2020, together with aggregate earnings on contributions and withdrawals or distributions on contributions in 2020, under the Company’s deferred compensation program, along with aggregate balances on contributions. See the narrative above in the CD&A under the caption “Other Benefits – Deferred Compensation” for more detail on our non-qualified deferred compensation program.

Name	Executive Contributions in Last FY(1)	Registrant Contributions in Last FY	Aggregate Earnings in in Last FY	Aggregate Withdrawals/ Distributions	Aggregate Balance at Last FYE(2)
James J. Judge	$—	$—	$385,688	$—	$8,496,104
Philip J. Lembo	—	—	228,733	—	1,844,255
Werner J. Schweiger	—	—	3,299,340		23,106,189
Joseph R. Nolan, Jr.	—	—	525,639	—	7,219,258
Gregory B. Butler	—	—	1,898	—	29,401

(1)
Named Executive Officers who participate in this program are provided with a variety of investment opportunities, which the individual can modify and reallocate under the program terms. Contributions by the Named Executive Officer are vested at all times. The amounts reported in this column for each Named Executive Officer are reflected as compensation to such Named Executive Officer in the Summary Compensation Table.

(2)
Includes the total market value of deferred compensation program balances at December 31, 2020, plus the value of vested RSUs or other awards for which the distribution of common shares is currently deferred, based on $86.51, the closing price of our common shares on December 31, 2020, the last trading day of the year. The aggregate balances reflect a significant level of earnings on previously earned and deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

The discussion and tables below show compensation payable to each Named Executive Officer who is still an employee of the Company, in the event of: (i) voluntary termination; (ii) involuntary not-for-cause termination; (iii) termination in the event of death or disability; and (iv) termination following a change in control. No amounts are payable in the event of a termination for cause. The amounts shown assume that each termination was effective as of December 31, 2020, the last business day of the fiscal year.
Generally, a “change in control” means a change in ownership or control effected through (i) the acquisition of 30 percent or more of the combined voting power of common shares or other voting securities (20 percent for Mr. Butler, excluding certain defined transactions); (ii) the acquisition of more than 50 percent of our common shares, excluding certain defined transactions (for Messrs. Judge, Lembo, Schweiger and Nolan); (iii) a change in the majority of the Board of Trustees, unless approved by a majority of the incumbent Trustees; (iv) certain reorganizations, mergers or consolidations where substantially all of the persons who were the beneficial owners of the outstanding common shares immediately prior to such business combination do not beneficially own more than 50 percent of the voting power of the resulting business entity (excluding in certain cases defined transactions); and (v) complete liquidation or dissolution of the Company, or a sale or disposition of all or substantially all of the assets of the Company other than, for Mr. Butler, to an entity with respect to which following completion of the transaction more than 50 percent of common shares or other voting securities is then owned by all or substantially all of the persons who were the beneficial owners of common shares and other voting securities immediately prior to such transaction.
In the event of a change in control, the Named Executive Officers are generally entitled to receive compensation and benefits following either involuntary termination of employment without “cause” or voluntary termination of employment for “good reason” within the applicable period (generally two years following a change in control). The Compensation Committee believes that termination for good reason is conceptually the same as termination “without cause” and, in the absence of this provision, potential acquirers would have an incentive to constructively terminate executives to avoid paying severance. Termination for “cause” generally means termination due to a felony or certain other convictions; fraud, embezzlement, or theft in the course of employment; intentional, wrongful damage to Company property; gross misconduct or gross negligence in the course of employment or gross neglect of duties harmful to the Company; or a material breach of obligations under the agreement. “Good reason” for termination generally exists after assignment of duties inconsistent with executive’s position, a material reduction in compensation

64 2021 Proxy Statement

EXECUTIVE COMPENSATION
or benefits, a transfer more than 50 miles from the executive’s pre-change in control principal business location (or for Messrs. Judge, Lembo, Schweiger and Nolan, an involuntary transfer outside the greater Boston metropolitan area), or requiring business travel to a substantially greater extent than required prior to the change in control.
The summaries above do not purport to be complete and are qualified in their entirety by the actual terms and provisions of the agreements and plans, copies of which have been filed as exhibits to our Annual Report on Form 10-K for the year ended December 31, 2020.
Payments Upon Termination
Regardless of the manner in which the employment of a Named Executive Officer terminates, the executive is entitled to receive certain amounts earned during the executive’s term of employment. Such amounts include:
•
Vested RSUs and certain other vested awards;

•
Amounts contributed and any vested matching contributions under the deferred compensation program;

•
Pay for unused vacation; and

•
Amounts accrued and vested under the pension/supplemental and 401k programs (except in the event of a termination for cause under the supplemental program).

The following table describes additional compensation payable to the Named Executive Officers in the event of voluntary termination, involuntary termination not for cause, termination in the event of death or disability and termination following a change in control. No benefits are provided in the event of termination for cause. See the section above captioned “Pension Benefits in 2020” for information about the pension program, supplemental program and other benefits, and the section captioned “Nonqualified Deferred Compensation in 2020.”

2021 Proxy Statement 65

EXECUTIVE COMPENSATION
POST EMPLOYMENT COMPENSATION PAYMENTS UPON TERMINATION
	Type of Payments	Voluntary Termination		Involuntary Termination Not for Cause		Termination Upon Death or Disability		Termination Following a Change in Control
James J. Judge	Annual Incentives(1)	$	―	$	―	$	―	$1,713,000
	Performance Shares(2)		8,500,235		8,500,235		8,500,235	12,029,804
	RSUs(3)		3,689,057		3,689,057		3,689,057	7,542,993
	Special Retirement Benefit(4)		―		―		―	2,832,835
	Health and Welfare Benefits(5)		―		―		―	107,472
	Perquisites(6)		―		―		―	15,000
	Excise Tax and Gross-ups(7)		―		―		―	5,793,493
	Separation Payment for Liquidated Damages(8)		―		―		―	13,110,000
	Total		$12,189,292		$12,189,292		$12,189,292	$43,144,597
Philip J. Lembo	Annual Incentives(1)	$	―	$	―	$	―	$576,000
	Performance Shares(2)		1,880,186		1,880,186		1,880,186	2,699,097
	RSUs(3)		827,752		827,752		827,752	1,719,220
	Special Retirement Benefit(4)		―		―		―	2,512,913
	Health and Welfare Benefits(5)		―		―		―	47,192
	Perquisites(6)		―		―		―	10,000
	Separation Payment for Liquidated Damages(8)		―		―		―	3,440,000
	Total		$2,707,939		$2,207,939		$2,707,939	$11,004,422
Werner J. Schweiger	Annual Incentives(1)	$	―	$	―	$	―	$616,000
	Performance Shares(2)		1,913,179		1,913,179		1,913,179	2,767,831
	RSUs(3)		848,802		848,802		848,802	1,777,662
	Special Retirement Benefit(4)		―		―		―	3,622,473
	Health and Welfare Benefits(5)		―		―		―	96,858
	Perquisites(6)						―	15,000
	Excise Tax and Gross-ups(7)							144,237
	Separation Payments for Liquidated Damages(8)							5,460,000
	Total		$2,761,981		$2,761,981		$2,761,981	$14,500,061
Joseph R. Nolan, Jr.	Annual Incentives(1)	$	―	$	―	$	―	$508,000
	Performance Shares(2)		1,420,462		1,420,462		1,420,462	2,103,917
	RSUs(3)		645,146		645,146		645,146	1,384,824
	Special Retirement Benefit(4)		―		―		―	4,057,187
	Health and Welfare Benefits(5)		―		―		―	94,572
	Perquisites(6)		―		―		―	15,000
	Excise Tax and Gross-ups(7)		―		―		―	2,112,808
	Separation Payment for Liquidated Damages(8)		―		―		―	4,227,000
	Total		$2,065,609		$2,065,609		$2,065,609	$14,503,308
66 2021 Proxy Statement

EXECUTIVE COMPENSATION
	Type of Payments	Voluntary Termination		Involuntary Termination Not for Cause		Termination Upon Death or Disability		Termination Following a Change in Control
Gregory B. Butler	Annual Incentives(1)	$	―	$	―	$	―	$469,000
	Performance Shares(2)		1,496,608		1,496,608		1,496,608	2,139,304
	RSUs(3)		656,057		656,057		656,057	1,356,448
	Special Retirement Benefit(4)		―		5,999,084		―	5,999,083
	Health and Welfare Benefits(5)		―		25,488		―	38,232
	Perquisites(6)		―		10,000		―	15,000
	Excise Tax and Gross-Ups(7)		―		1,724,948		―	2,231,170
	Separation Payment for Liquidated Damages(8)		―		1,073,000		―	1,073,000
	Separation Payment for Non-Compete Agreement(9)		―		1,073,000		―	2,146,000
	Total		$2,152,664		$11,658,184		$2,152,664	$15,067,237

(1)
For Termination Following a Change in Control: Represents target 2020 annual incentive awards as described in the Grants of Plan Based Awards Table.

(2)
For Voluntary Termination and Termination Not For Cause, and Termination Upon Death or Disability: Represents 100 percent of the performance share awards under the 2018 – 2020 Long-Term Incentive Program, 67 percent of the performance share awards under the 2019 – 2021 Long-Term Incentive Program and 33 percent of the performance share awards under the 2020 – 2022 Long-Term Incentive Program. The values were calculated by multiplying the number of RSUs by $86.51, the closing price of our common shares on December 31, 2020, the last trading day of the year. For Termination Following a Change in Control: Represents 100 percent of the performance share awards under each of the three Programs noted in the previous two sentences.

(3)
For Voluntary Termination and Termination Not For Cause, and Termination Upon Death or Disability: Represents values of RSUs granted under our long-term incentive programs that, at year-end 2020, were unvested under applicable vesting schedules. Under these programs, RSUs vest pro rata based on credited service years and age at termination, and time worked during the vesting period. For all, the values were calculated by multiplying the number of RSUs by $86.51, the closing price of our common shares on December 31, 2020, the last trading day of the year. For Termination Following a Change in Control: Represents values of all RSUs granted under our long-term incentive programs that, at year-end 2020, were unvested under applicable vesting schedules, all of which vest in full.

(4)
The amount noted in the Involuntary Termination, Not for Cause: Represents for Mr. Butler actuarial present values at year-end 2020 of amounts payable (two years of service) solely under an employment agreement upon termination, which are in addition to amounts due under the pension plan. For Termination Following a Change in Control: Represents actuarial present values at year-end 2020 of amounts payable solely under employment agreements upon termination (which are in addition to amounts due under the pension program). For Messrs. Judge, Schweiger, Nolan and Butler, pension benefits were calculated by adding three years of service (two years for Mr. Lembo). A lump sum of this benefit value is payable to Messrs. Judge, Lembo, Schweiger and Nolan. Pension amounts shown in the table are present values at year-end 2020 of benefits payable upon termination as described with respect to the Pension Benefits Table above.

(5)
The amount noted in the Involuntary Termination, Not for Cause: Represents for Mr. Butler the value of two years’ employer contributions toward active health, long-term disability, and life insurance benefits, plus a payment to offset any taxes thereon. For Termination Following a Change in Control: represents estimated Company cost at year-end 2020 (estimated by our consultants) of providing post-employment health and welfare benefits beyond those available to non-executives upon involuntary termination. The amounts shown in the table for Messrs. Judge, Schweiger and Nolan represent the value of three years (two years for Mr. Lembo) continued health and welfare plan participation. The amounts shown in the table for Mr. Butler represent the value of three years’ employer contributions toward active health, long-term disability, and life insurance benefits, plus a payment to offset any taxes on the value of these benefits, less the value of one year of retiree health coverage at retiree rates.

(6)
The amount for Involuntary Termination, Not for Cause: Represents Company cost of reimbursing Mr. Butler for two years of financial planning and tax preparation fees. For Termination Following a Change in Control: Represents Company cost of reimbursing Messrs. Judge, Schweiger, Nolan and Butler for three years (two years for Mr. Lembo) of financial planning and tax preparation fees.

(7)
For Termination Following a Change in Control: Represents payments made to offset costs associated with certain excise taxes under Section 280G of the Internal Revenue Code. Executives may be subject to certain excise taxes under Section 280G if they receive payments and benefits related to a Termination Following a Change in Control that exceed specified Internal Revenue Service limits. Contractual agreements with the above executives provide for a grossed-up reimbursement of these excise taxes. The amounts in the table are based on the Section 280G excise tax rate of 20 percent, the statutory federal income tax withholding rate of 35 percent, the applicable state income tax rate, and the Medicare tax rate of 1.45 percent.

(8)
For Involuntary Termination, Not for Cause: Represents for Mr. Butler a severance payment (two-times the sum of base salary plus relevant annual incentive award) in addition to any non-compete agreement payment described above. For Termination Following a Change in Control: Represents severance payments in addition to any non-compete agreement payments described in the prior note. For Messrs. Judge, Schweiger and Nolan, this payment equals three-times the sum of base salary plus relevant annual incentive award (two-times the sum for Messrs. Lembo and Butler.) These payments do not replace, offset or otherwise affect the calculation or payment of the annual incentive awards.

2021 Proxy Statement 67

EXECUTIVE COMPENSATION
(9)
For Involuntary Termination, Not For Cause and Termination Following a Change in Control: Represents payments made under agreements or Company programs to Mr. Butler as consideration for agreement not to compete with the Company following termination of employment, equal to the sum of base salary plus relevant annual incentive award. These payments do not replace, offset or otherwise affect the calculation or payment of the annual incentive awards.

Pay Ratio

Our Chief Executive Officer to median employee pay ratio is calculated pursuant to the requirements of Item 402(u) of Regulation S-K. We identify a new median employee each year. For 2020, we identified the median employee by reviewing the 2020 total cash compensation of all full-time employees, excluding our Chief Executive Officer, who were employed by the Company and its subsidiaries on December 31, 2020. In our assessment of median employee compensation, we annualized pay for those employees who commenced work during 2020. Otherwise, we did not make any assumptions, adjustments, or estimates with respect to total cash compensation, and we did not annualize the compensation for any full-time employees who were not employed by the Company at the end of 2020. We believe the use of total cash compensation for all employees is a consistently applied compensation measure, as the Company does not widely distribute annual equity awards to employees.
After identifying the median employee based on total cash compensation, we calculated the annual total compensation for such employee using the same methodology we use for our named executive officers as set forth in the 2020 Summary Compensation Table.
Mr. Judge had 2020 annual total compensation of $14,575,276, as reflected in the Summary Compensation Table appearing on page 58. Our median employee’s annual total compensation for 2020 was $140,054. Our 2020 Chief Executive Officer to median employee pay ratio is 104 to 1.

68 2021 Proxy Statement

Item 2: Advisory Vote on Executive Compensation
We are asking shareholders to vote on an advisory proposal to approve the compensation of our Named Executive Officers, (commonly known as Say-on-Pay), as disclosed in the CD&A, compensation tables and narrative discussion in this proxy statement. The Board of Trustees has taken and will continue to take the results of the advisory vote into consideration when making future decisions regarding the compensation of our Named Executive Officers.
The fundamental objective of our Executive Compensation Program is to motivate executives and key employees to support our strategy of investing in and operating businesses that benefit our stakeholders, customers, employees, and communities. We strive to provide executives with base salary, performance-based annual incentive compensation opportunities, and long-term incentive compensation opportunities that are competitive with the market and that align pay with performance. We believe that based upon our strong financial and operating performance in 2020 that such alignment exists. Shareholders are encouraged to read the CD&A, compensation tables and narrative discussion in this proxy statement.
Our 2020 Executive Compensation Program included the following material elements:
•
Base Salary

•
Annual Incentive Program

•
Long-Term Incentive Programs

•
Nonqualified Deferred Compensation

•
Supplemental Executive Retirement Plan

•
Certain Officer perquisites

•
Employment Agreements

The Executive Compensation Program also features share ownership guidelines and a holding period requirement to emphasize the importance of share ownership, along with policies that call for the clawback of compensation under the circumstances described in this proxy statement and that prohibit the pledging or hedging of our common shares.
The compensation of our Named Executive Officers during 2020 was consistent with the following positive overall financial and operational performance results:
•
Our 2020 earnings per share equaled $3.55 per share, and non-GAAP earnings per share equaled $3.64, which excludes the transactional costs relating to the successful acquisition in 2020 of the assets of Columbia Gas of Massachusetts.

•
We increased our annual dividend rate by 6.1 percent for 2020 to $2.27 per share, which exceeded the EEI index companies’ median dividend growth rate of 4.5 percent.

•
Our Total Shareholder Return in 2020 was 4.5 percent, compared to the negative 1.2 percent total shareholder return of the EEI Index, the 5th highest TSR in the EEI Utility Index of 39 companies. We have outperformed the EEI Index over the last one-, three-, five- and 10-year periods and the Standard & Poor’s 500 over the last three- and 10-year periods.

•
Although we faced challenges caused by the restrictions resulting from the pandemic, we completed the acquisition of the assets of Columbia Gas in less than eight months; the acquisition was immediately accretive to earnings and is expected to be increasingly so in future years. As part of the acquisition regulatory approval process, we successfully reached a positive eight-year rate settlement agreement for our new entity, Eversource Gas Company of Massachusetts. We achieved constructive outcomes in our Public Service Company of New Hampshire and NSTAR Gas Company subsidiary rate reviews, completed the sale of our Aquarion Water Company of assets located in Hingham, Massachusetts in satisfaction of a predecessor company agreement, and successfully executed several storm cost recovery proceedings in the three states we serve.

•
Regarding our offshore wind projects, we continued to advance the New London State Pier project in Connecticut, giving our partnership access to the leading offshore wind port in the Northeast; reached a comprehensive settlement for the joint Eversource/Ørsted South Fork project with the Town of East Hampton, New York and the Board of Trustees for South Fork relating to the installation of the onshore transmission facilities to be constructed in those two communities; and submitted Construction and Operating Plans with the U.S. Bureau of Ocean Energy Management for the joint Eversource/Ørsted Revolution Wind and Sunrise Wind projects. In June of 2020, we began construction of a first in the nation community battery storage project at the Provincetown, Massachusetts town transfer station. Our electric vehicle charging infrastructure program met its targets, we led efforts to expand Massachusetts’ utility scale solar program, and our energy efficiency programs, while slowed by the COVID-19 pandemic, continued to perform at a national leading level as rated by the American Council for an Energy Efficient Economy.

•
We continue to hold an A- Corporate Credit Rating at Standard & Poor’s. There is no other utility in the EEI Index with a higher credit rating.

2021 Proxy Statement 69

Item 2: Advisory Vote on Executive Compensation
•
Our overall electric system reliability performance in 2020 was top decile for our industry.

•
We met the established goals in safety performance, outperforming our peers, and in response to gas service calls.

•
We continued to advance our transformation of the customer experience with a new mobile application, improved accuracy of restoration time estimates, and further increases in customer digital engagement.

•
Our social and environmental accomplishments, which once again in 2020 received widespread recognition, are a measure of our strong commitment to corporate responsibility and are reflected in our high ratings from leading sustainability rating firms. In 2020, we were ranked in the top quartile within a peer group of comparably sized U.S. utilities whose ESG performance is assessed by the two leading sustainability rating firms. We also continued to take steps to implement and ensure progress towards our industry leading goal to be carbon neutral in our operations by 2030.

•
Despite the challenges of the pandemic, we continued to make a significant impact in our communities through our corporate philanthropy programs and extensive employee volunteer programs. Our employees devoted 26,000 hours in 2020 to volunteerism in our service territory communities, mostly under constraints imposed by the pandemic. Our 2020 charitable giving totaled $8.1 million, including a record amount in contributions by our employees to the United Way, along with major event lead sponsorships for the Eversource Walk for Children’s Hospital of Boston, Eversource Walk and 5K Run for Easterseals New Hampshire, Mass. General Cancer Center/Eversource Every Day Amazing Race, Eversource Hartford Marathon, Travelers Championship and Special Olympics in Connecticut and New Hampshire. Most of these events were held virtually, and many Eversource employees assisted in producing the events to help ensure their success. Our Eversource Energy Foundation continues to provide direct support to organizations and large regional initiatives within our service territories. In addition, we provided accelerated and targeted community support to COVID-19 relief organizations.

•
We continued to support many programs and agencies that address racial and ethnic disparities in our customers’ communities and beyond. We also continue to develop a workforce that fully reflects the diversity of the people and communities we serve. Our hiring practices emphasize diversity, and we encourage employees to embrace different people, perspectives and experiences in our workplace and within our communities – regardless of their race, color, religion, national origin, ancestry, sex, gender identity, age, differing ability, marital status, sexual orientation, active military or veteran status. We continued our successful drive to increase workforce diversity; in 2020, 47.6 percent of new hires and promotions into leadership roles were women or people of color. In addition, in response to social unrest last year, we conducted listening sessions with our business resource groups and established a racial equity task force. We also started a highly attended employee town hall series focused on taking action to advance racial equality and to disrupt racism. In addition, we launched a webinar series on employee resilience and self-care and created a robust self-service, online communication and learning hub on racial and social justice.
As a result of our excellent financial, operational and strategic results in 2020, the Compensation Committee provided incentive grants and awards to the executive officers, including the Named Executive Officers, reflecting our performance. In addition, the Compensation Committee determined that despite that strong performance it would freeze base salaries of senior executives, including the Named Executive Officers, at 2020 levels in recognition of the hardships experienced by our customers and communities resulting from COVID-19 and the effects of Storm Isaias.
The affirmative vote of a majority of votes cast at the meeting is required to approve the advisory proposal. This means that the number of shares voted “FOR” the item must exceed the number voted “AGAINST.” You may vote either “FOR” or “AGAINST” the item or you may abstain from voting. Abstentions and broker non-votes will have no effect on the outcome of the vote, as they do not count as votes cast.
The Compensation Committee and the Board of Trustees believe that our Executive Compensation Program is effective in implementing our compensation philosophy and in achieving its goals. We are requesting your non-binding vote on the following resolution:
“RESOLVED, that the compensation paid to the Company’s Named Executive Officers in 2020, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the compensation tables and related material disclosed in this proxy statement, is hereby APPROVED.”
The Board of Trustees recommends that Shareholders vote FOR this Item.

70 2021 Proxy Statement

Item 3: Ratification of the Selection of the Independent Registered Public Accounting Firm
The Audit Committee selected the independent registered public accounting firm of Deloitte & Touche LLP to serve as the independent registered public accounting firm of Eversource Energy and its subsidiaries for fiscal year 2021. In 2020, 98 percent of shares voted were to approve the selection of Deloitte & Touche LLP. Pursuant to the recommendation of the Audit Committee, the Board of Trustees recommends that shareholders ratify the selection of Deloitte & Touche LLP. The Board is submitting the selection of Deloitte & Touche LLP to our shareholders for ratification as a matter of good corporate governance. The Audit Committee may, in its discretion, change the selection at any time during the year if it determines that such change would be in the best interests of the Company and its shareholders.
The Audit Committee is solely responsible for the appointment, compensation, retention and oversight of the independent registered public accounting firm retained to audit the Company’s financial statements. Deloitte & Touche LLP has served as Eversource Energy’s independent registered public accounting firm continuously since 2002. The Committee evaluates the performance of Deloitte & Touche LLP and the lead engagement partner at least annually in order to ensure continuing independence and excellent performance, and the Audit Committee periodically considers whether there should be a regular rotation of the firm. At its February 8, 2021 meeting, the Committee discussed the issue of firm rotation and, after discussion, selected Deloitte & Touche LLP to continue to serve as the Company’s independent registered public accounting firm, citing as it did in 2020 the firm’s extensive experience and expertise regarding the Company and the utility industry, its performance, the competitive fee structure of the relationship, and the avoidance of the substantial commitment of management and Committee resources that would be involved in onboarding a new firm. It was the Committee’s conclusion that these reasons continue to provide the basis for not considering firm rotation at this time. The members of the Audit Committee and the Board believe the continued retention of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm is in the best interests of Eversource Energy and its subsidiaries.
Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions raised by shareholders at the meeting.
The affirmative vote of a majority of votes cast at the meeting is required to ratify the selection of Deloitte & Touche LLP. This means that the number of shares voted “FOR” the item must exceed the number voted “AGAINST.” You may vote either “FOR” or “AGAINST” the item or abstain from voting. Abstentions will have no effect on the outcome of the vote because an abstention does not count as a vote cast.
The Board of Trustees recommends that Shareholders vote FOR this Item.

Relationship With Principal Independent Registered Public Accounting Firm

Fees Billed by Principal Independent Registered Public Accounting Firm.
The aggregate fees billed to the Company and its subsidiaries by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the Deloitte Entities), for the years ended December 31, 2020 and 2019 totaled $5,296,414 and $5,641,614, respectively. In addition, affiliates of Deloitte & Touche LLP provide other accounting services to the Company.
Audit and Non-Audit Fees	2020	2019
Audit Fees(1)	$4,562,000	$4,743,400
Audit Related Fees(2)	$732,500	$851,300
Tax Fees(3)	$0	$45,000
All Other Fees(4)	$1,914	$1,914
TOTAL	$5,296,414	$5,641,614

(1)
Audit fees in 2020 and 2019 consisted of fees related to the audits of financial statements of Eversource Energy and its subsidiaries, reviews of financial statements in the Combined Quarterly reports on Form 10-Q of Eversource Energy and its subsidiaries, consultations with management, regulatory and compliance filings, out of pocket expense reimbursements, and audits of internal controls over financial reporting as of December 31, 2020 and 2019.

2021 Proxy Statement 71

Item 3: Ratification of the Selection of the Independent Registered Public Accounting Firm
(2)
Audit Related Fees were incurred for procedures performed in the ordinary course of business in support of certain regulatory filings, comfort letters, consents, and other costs related to registration statements and financials for the years ended December 31, 2020 and 2019.

(3)
There were no tax fees rendered and no tax fees billed for the year ended December 31, 2020. The tax service fees for the period ended December 31, 2019 were incurred for procedures performed in the ordinary course of business in support of certain federal rules in 2019.

(4)
All Other Fees for the period December 31, 2020 and 2019 were for an annual license for access to an accounting standards research tool.

The Audit Committee pre-approves all auditing services and permitted audit related or other services (including the fees and terms thereof) to be performed for us by our independent registered public accounting firm, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of
1934, which are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may form and delegate its authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant pre-approvals are presented to the full Audit Committee at its next scheduled meeting. During 2020, all services described above were pre-approved by the Audit Committee or its Chair.
The Audit Committee has considered whether the provision by the Deloitte Entities of the non-audit services described above was allowed under Rule 2-01(c)(4) of Regulation S-X and was compatible with maintaining the independence of the registered public accountants and has concluded that the Deloitte Entities were and are independent of us in all respects.

Report of the Audit Committee

The Audit Committee of the Board of Trustees is comprised of the five Trustees named below. The Board has determined that each member of the Audit Committee is independent as required by the listing standards of the NYSE and the SEC’s audit committee independence rules. The primary function of the Audit Committee is to assist the Board of Trustees in its oversight responsibilities with respect to the integrity of the Company’s financial statements, the performance of the Company’s internal audit function, the qualifications, independence and performance of the Company’s independent registered public accounting firm, the compliance by the Company with legal and regulatory requirements, the accounting and financial reporting processes and financial statement audits, the systems of disclosure controls and procedures, and the internal controls over financial reporting. As part of its overall responsibilities, the Audit Committee also reviews the Company’s significant accounting policies, management judgments and accounting estimates, financial risks, earnings releases, determinations of critical audit matters made by the independent registered public accounting firm, and financial statements. At the conclusion of its meetings, the Committee meets in executive sessions with management, representatives of the independent registered public accounting firm, and the Company’s Internal Audit Department executive, following which there is a session attended only by the Committee Members.
In November 2020, the Committee approved an amendment to its charter, as recommended by The Institute of Internal Auditors, adding additional oversight duties relating to reviews of internal and external quality assessments and Internal Audit oversight. This is consistent with the responsibilities of the Audit Committee as outlined in its charter.
As noted, the Audit Committee is solely responsible for oversight of the relationship of the Company with our independent registered public accounting firm on behalf of the Board of Trustees. As part of these responsibilities, during 2020, the Audit Committee:
•
Received the written disclosures and the letter from Deloitte & Touche LLP as required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding Deloitte & Touche’s communications with the Audit Committee concerning independence, and discussed with Deloitte & Touche LLP the firm’s independence from the Company as required by the SEC’s independence rules, Rule 2-01 of Regulation S-X;

•
Discussed with Deloitte & Touche LLP the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the PCAOB; and

•
Reviewed and discussed with management the audited consolidated financial statements of Eversource Energy for the years ended December 31, 2020 and 2019.

Management is responsible for the Company’s financial statements, the overall reporting process and the system of internal control over financial reporting. Deloitte & Touche LLP, as our independent registered public accounting firm, is responsible for conducting annual audits and quarterly reviews of the Company’s financial statements and expressing an opinion as to the conformity, in all material respects, of the annual financial statements

72 2021 Proxy Statement

Item 3: Ratification of the Selection of the Independent Registered Public Accounting Firm
with generally accepted accounting principles in the United States and expressing an opinion on the effectiveness of our internal control over financial reporting as of the end of the fiscal year.
In performing their oversight responsibility, the Audit Committee, whose members are all financially literate and whose Chair is an audit committee financial expert as defined by SEC rules, rely without independent verification on the information provided to them, and on the representations made by management and Deloitte & Touche LLP.
Based upon the review and discussions described in this report, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements be included in Eversource Energy’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the SEC.
The Audit Committee has directed the preparation of this report and has approved its content and submission to the shareholders.
Respectfully submitted,
Francis A. Doyle (Chair)
Gregory M. Jones
John Y. Kim
Kenneth R. Leibler
Frederica M. Williams
February 12, 2021

2021 Proxy Statement 73

Other Matters
The Board of Trustees knows of no matters other than those presented in this proxy statement to come before the meeting. However, if any other matters properly come before the meeting, the persons named in the enclosed proxy will vote in their discretion with respect to such other matters.
Shareholder Proposals
If you would like us to consider including a proposal in our proxy statement for the 2022 Annual Meeting of Shareholders, your proposal must be received by the Secretary’s office no later than November 26, 2021, and must satisfy the conditions established by the SEC. Written notice of proposals of shareholders to be considered at the 2022 Annual Meeting without inclusion in next year’s proxy statement must be received on or before February 9, 2022. If a notice is received after February 9, 2022, then the notice will be considered untimely and the proxies held by management may provide the discretion to vote on such proposal, even though the proposal is not discussed in the proxy statement. Eversource Energy considers these dates to be reasonable deadlines for submission of proposals before we begin to print and mail our proxy materials for the 2022 Annual Meeting of Shareholders. We reserve the right to reject, rule out of order, exercise discretionary authority to vote against, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.
Proposals should be addressed to:
Richard J. Morrison
Secretary
Eversource Energy
800 Boylston Street, 17th Floor
Boston, Massachusetts 02199-7050
2020 Annual Report and Annual Report on Form 10-K
The Company’s Annual Report for the year ended December 31, 2020, including financial statements, was mailed with this proxy statement or made available to shareholders on the Internet. We will mail a copy of the 2020 Annual Report to any shareholder upon request. We will provide shareholders with a copy of our Annual Report on Form 10-K for the year ended December 31, 2020, filed with the SEC on February 17, 2021, including the financial statements and schedules thereto, without charge, upon receipt of a written request sent to the Secretary at the address set forth above.

74 2021 Proxy Statement

Questions and Answers About the Annual Meeting and Voting

Q:
WHAT AM I VOTING ON?

A:
The Board of Trustees of Eversource Energy is asking you to vote on three separate items, as summarized in the following table:

Item	Board Recommendation	Vote Required	Effect of Abstentions	Effect of Broker Non-Votes	Discussion Beginning on Page
Election of Trustees (Item 1)	FOR All Nominees	Majority of all common shares issued and outstanding	Against	Against	6
Advisory vote on executive compensation (Item 2)	FOR	Majority of votes cast	No effect	No effect	69
Ratify Deloitte & Touche LLP as Independent Registered Public Accounting Firm (Item 3)	FOR	Majority of votes cast	No effect	Not applicable	71
Q:
WHEN AND WHERE WILL THE ANNUAL MEETING BE HELD?

A:
The Annual Meeting will be held in a virtual format by way of Internet access.

Time and Date:
10:30 a.m., Eastern Time,
Wednesday, May 5, 2021
Location:
Online at: http://www.meetingcenter.io/258120406
Enter the 15-digit control number on the Proxy Card
Password: ES2021
(Please also see Notice of Annual Meeting)
Q:
WILL ANY OTHER MATTERS BE VOTED ON AT THE ANNUAL MEETING?

A:
We do not expect any other matters to be presented at the Annual Meeting. However, if a matter not described in this proxy statement is properly brought before the Annual Meeting by a shareholder, the individuals designated as proxies will act on the matter in accordance with legal requirements and their judgment of what is in the best interests of Eversource Energy.

Q:
WHO IS ENTITLED TO VOTE?

A:
You are entitled to vote at the Annual Meeting if you held common shares on the record date, March 10, 2021. As of the record date, 343,321,049 common shares were outstanding and entitled to vote. You are entitled to one vote on each Item to be voted on at the Annual Meeting for each common share that you held on the record date.

Q:
HOW DO I VOTE?

A:
If you hold common shares registered directly in your name, you are considered to be the “Shareholder of Record,” and the printed proxy materials or Notice of Internet Availability of Proxy Materials have been sent directly to you by the Company.

The Notice of Internet Availability of Proxy Materials also includes instructions for requesting printed proxy materials by mail. If you requested and received a paper proxy card, you may vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope included with the proxy card. You can vote in any one of the following ways:
•
You can vote using the Internet. Follow the instructions in the Notice of Internet Availability of Proxy Materials or on the proxy card. The Internet procedures are designed to authenticate a shareholder’s identity to allow shareholders to vote their shares and confirm that their instructions have been properly recorded.

Internet voting facilities for shareholders of record are available 24 hours a day and will be available until the polls close during the meeting. You may access this proxy statement and related materials by going to www.envisionreports.com/ES

•
You may vote by telephone. Follow the instructions on the Notice of Internet Availability of Proxy Materials or on the proxy card that you received in the mail. Voting by telephone is available 24 hours a day and will be available until the polls close during the meeting.

2021 Proxy Statement 75

•
You may vote by mail. If you received a paper proxy card, you can vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope accompanying the proxy card. Proxy cards submitted by mail must be received by the time of the Annual Meeting in order for your shares to be voted.

•
You may vote online at the Annual Meeting by clicking on the “Cast Your Vote” link on the meeting center site.

If you hold common shares through a brokerage firm, bank, other financial intermediary or nominee (known as shares held in “street name”), you should receive instructions directly from that person or entity that you must follow in order to vote your common shares. You may vote by mail by requesting a voting instruction form in accordance with the instructions received from your broker or other agent. Complete, sign and date the voting instruction form provided by the broker or other agent and return it in the pre-addressed, postage-prepaid envelope provided to you. You will also be able to vote these shares by Internet or telephone. Regardless of how you choose to vote, your vote is important, and we encourage you to vote promptly.
Q:
HOW DO I ATTEND THE ONLINE MEETING?

A:
Attending the Virtual Meeting as a Shareholder of Record

Shareholders of record as of March 10, 2021 (i.e., those who held shares in their own names as reflected in the records of our transfer agent, Computershare) may attend the Annual Meeting by accessing http://www.meetingcenter.io/258120406 and entering the 15-digit control number on the Proxy Card or Notice of Availability of Proxy Materials they previously received, and the Annual Meeting password ES2021.
Registering to Attend the Annual Meeting as a Beneficial Owner
Beneficial owners of record as of March 10, 2021 (those who held shares in an account at a bank, broker or other nominee) will need to obtain proof of your proxy power (a legal proxy) from their bank, broker or other nominee that hold your shares. Once beneficial owners have received a legal proxy from their bank, broker or other nominee, they should email that legal proxy to our transfer agent, Computershare, at legalproxy@computershare.com and should label it “Legal Proxy” in the subject line. Those beneficial owners should include their names and an image of their legal proxy in the email. Requests for registration must be received by Computershare no later than 5:00 p.m. Eastern Time, on April 30, 2021. Beneficial owners will then receive a confirmation of their registration, with a control number, by email from Computershare. At the time of the Annual Meeting, beneficial owners should go to http://www.meetingcenter.io/258120406 and enter their control number and the Annual Meeting password ES2021.
If You Need Assistance
Technical assistance for shareholders or their proxies will be available before or during the Annual Meeting by going to http://www.meetingcenter.io/258120406 and clicking on the “Attendance Instructions” box or clicking on the Help link once you have logged into the meeting center.
Q:
AS A PARTICIPANT IN THE EVERSOURCE 401(k) PLAN OR SAVINGS PLAN FOR EMPLOYEES OF AQUARION WATER COMPANY, HOW DO I VOTE MY SHARES HELD IN MY PLAN ACCOUNT?

A:
If you are a participant in the Eversource 401(k) Plan or the Savings Plan for Employees of Aquarion Water Company, you may vote the common shares held in your plan account by voting through the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials that you received in the mail. Internet voting and voting by telephone are available 24 hours a day and will close for plan participants at 11:59 p.m. Eastern Time on May 2, 2021.

The Notice of Internet Availability of Proxy Materials also includes instructions for requesting printed proxy materials by mail. If you requested and received a paper proxy card, you may vote by mail by completing, signing and dating the proxy card and returning it in the pre-addressed, postage-prepaid envelope included with the proxy card.
Whether you vote through the Internet, by telephone or by returning a proxy card in the mail, the plan trustee will vote the common shares held in your plan account in accordance with your instructions. If you do not provide the plan trustee with instructions by 11:59 p.m. Eastern Time on May 2, 2021, the common shares in your Eversource 401(k) Plan or Savings Plan for Employees of Aquarion Water Company account will be voted by the plan trustee in the same proportion as the votes cast by participants in the plan.

76 2021 Proxy Statement

Q:
WHAT CONSTITUTES A QUORUM AND HOW ARE VOTES COUNTED?

A:
To conduct business at the Annual Meeting, a quorum consisting of a majority of all common shares issued and outstanding and entitled to vote must be present in person or represented by proxy.

Representatives of Computershare Investor Services (Computershare), the Company’s Registrar and Transfer Agent, will count the votes. In determining whether we have a quorum, Computershare counts all properly submitted proxies and ballots as present and entitled to vote. Because the election of each Trustee requires the affirmative vote of at least a majority of the common shares outstanding and entitled to vote at the Annual Meeting, broker non-votes, votes against and abstentions with respect to a particular Trustee nominee will have the same effect as a vote against such Trustee nominee. Broker non-votes, abstentions and votes against are not considered votes cast and will not affect the advisory Say-on-Pay item. Abstentions are not considered votes cast and will not be counted for or against the item to ratify the selection of Deloitte & Touche LLP.
Q:
WHAT ARE BROKER NON-VOTES?

A:
Broker non-votes occur when brokers holding shares on behalf of beneficial owners do not receive voting instructions from the beneficial holders. If a broker does not have instructions and is barred by law or applicable rules from exercising its discretionary voting authority in the particular matter, then the shares will not be voted on the matter, resulting in a “broker non-vote.” For our Annual Meeting, this means that absent voting instructions, brokers are not permitted to vote on the election of Trustees or the non-binding advisory “Say-on-Pay” item.If your shares are held by a broker and you wish to vote on those items, you should complete the voting instruction card you receive from the broker or request one from the broker as necessary. You will also be able to vote these shares by Internet or telephone. A broker may vote on the ratification of the selection of our independent registered public accounting firm if the shareholder does not give instructions.

Q:
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR PROXY CARD?

A:
If you receive more than one Notice of Internet Availability of Proxy Materials and proxy card, then you have multiple accounts in which you own common shares. Please follow all instructions to ensure that all of your shares are voted. In addition, for your convenience and to reduce costs, we recommend that you contact your broker, bank or our transfer agent to consolidate as many accounts as possible under a single name and address. If you have any questions concerning common shares you hold in your name, including address changes, name changes, requests to transfer shares and similar issues, you may contact our transfer agent, Computershare Investor Services, by mail at P. O. Box 505005, Louisville, Kentucky 40233-5005, by telephone at (800) 999-7269, or on the Internet at www.computershare.com/investor.

Q:
HOW CAN I CHANGE MY VOTE?

A:
Your participation during the Annual Meeting will not automatically revoke your proxy. You may, however, revoke a proxy and change your vote at any time before the polls close at the Annual Meeting by:

•
Delivering either a written notice of revocation of the proxy or a duly executed proxy bearing a later date to:

Richard J. Morrison
Secretary
Eversource Energy
800 Boylston Street, 17th Floor
Boston, Massachusetts 02199-7050;
•
Re-voting on the Internet or by telephone before 10:30 a.m., Eastern Time on May 5, 2021, if you are not attending the meeting; or

•
Voting electronically during the Annual Meeting.

If you are a participant in the Eversource 401(k) Plan or the Savings Plan for Employees of Aquarion Water Company, you may revoke your proxy card and change your vote by re-voting on the Internet or by telephone until 11:59 p.m. Eastern Time on May 2, 2021.

2021 Proxy Statement 77

Q:
WHO PAYS THE COST OF SOLICITING THE PROXIES REQUESTED?

A:
Eversource Energy will bear the cost of soliciting proxies on behalf of the Board of Trustees. In addition to the use of the mails, proxies may be solicited by telephone or electronic mail by officers or employees of Eversource Energy or its service company affiliate, Eversource Energy Service Company, who will not be specially compensated for such activities, and by employees of Computershare, our transfer agent and registrar. We have also retained D.F. King & Co., Inc., a professional proxy soliciting firm, to assist in the solicitation of proxies for a fee of $9,500, plus reimbursement of certain out-of-pocket expenses. We will request persons, firms and other companies holding common shares in their names or in the name of their nominees, which are beneficially owned by others as of March 10, 2021, to send proxy materials to and obtain voting instructions from the beneficial owners, and we will reimburse those holders for any reasonable expenses that they incur.

78 2021 Proxy Statement

0002CSNB890

EVERSOURCE ENERGY VOTE

000004

ENDORSEMENT_LINE______________ SACKPACK____________

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Votes from participants in the Eversource Energy 401K Plan and the Aquarion Employees Savings Plan must be received by May 2, 2021 at 11:59 P.M. Eastern Time.

Online
Go to **www.envisionreports.com/ES** or scan the QR code — login details are located in the shaded bar below

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/ES

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

2021 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Items — The Board of Trustees recommends a vote FOR all nominees and FOR Items 2 and 3.

1. Election of Trustees:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Cotton M. Cleveland	☐	☐	☐	02 - James S. DiStasio	☐	☐	☐	03 - Francis A. Doyle	☐	☐	☐
04 - Linda Dorcena Forry	☐	☐	☐	05 - Gregory M. Jones	☐	☐	☐	06 - James J. Judge	☐	☐	☐
07 - John Y. Kim	☐	☐	☐	08 - Kenneth R. Leibler	☐	☐	☐	09 - David H. Long	☐	☐	☐
10 - William C. Van Faasen	☐	☐	☐	11 - Frederica M. Williams	☐	☐	☐				

4. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appear(s) above. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C 1234567890 J N T

1 P C F 4 9 2 0 2 3

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03DSXH

You can access your account online.

You can access your registered shareholder information on the following secure Internet site: **http://www.computershare.com/investor**

Step 1: Register *(1st time users only)*
Click on "Create Login" and follow the instructions.

Step 2: Log In *(Returning users)*
Click "Login" and follow the instructions.

Step 3: View your account details and perform multiple transactions, such as:

- View account balances
- View transaction history
- View payment history
- View common share quotes
- Change your address
- View electronic shareholder communications
- Buy or sell shares
- Request check replacements

If you are not an Internet user and wish to contact Computershare, you may use one of the following methods:

Call: 1-800-999-7269
Write: Computershare Investor Services, P. O. Box 505005, Louisville, KY 40233-5005

The 2021 Annual Meeting of Shareholders of Eversource Energy will be held on Wednesday, May 5, 2021 at 10:30 A.M. Eastern Time, virtually via the internet at www.meetingcenter.io/258120406.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

The password for this meeting is — ES2021.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders The proxy statement and 2020 Annual Report to shareholders are available at www.envisionreports.com/ES

Small steps make an impact.
Help the environment by consenting to receive electronic delivery; sign up at www.envisionreports.com/ES

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy/Vote Authorization Form – EVERSOURCE ENERGY

Annual Meeting of Shareholders May 5, 2021

Proxy/Vote Authorization Form is Solicited by the Board of Trustees of the Company

The undersigned appoints James J. Judge and Gregory B. Butler, and each of them, proxies of the undersigned, with power to act without the other and full power of substitution, to act for and to vote all common shares of Eversource Energy that the undersigned would be entitled to cast if present in person at the 2021 Annual Meeting of Shareholders to be held on May 5, 2021, and at any postponement or adjournment thereof, upon the matters indicated on the reverse side of this card.

This card also constitutes voting instructions for participants in the Eversource Energy 401K Plan and the Aquarion Employees Savings Plan. The undersigned hereby directs the applicable trustee to vote all common shares credited to the undersigned's account at the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, THE PROXIES WILL VOTE YOUR COMMON SHARES CONSISTENT WITH THE RECOMMENDATIONS OF OUR BOARD OF TRUSTEES AND IN THEIR DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.